UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALLEGHENY BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☑	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

$323.63

(2)	Form, Schedule or Registration Statement No.:

Schedule 13E-3

(3)	Filing Party:

Allegheny Bancshares, Inc.

(4)	Date Filed:

December 8, 2010

Preliminary Proxy Materials
______________, 2011
Dear Shareholders of Allegheny Bancshares, Inc.:
The Board of Directors of Allegheny Bancshares, Inc. (the “Company”) is announcing that it has approved a corporate reorganization that will cause those Company shareholders who hold, in the aggregate, less than 1,100, but more than 99 Common Stock shares to exchange their existing Common Stock shares for newly created Class A Common Stock shares and cause those Company shareholders who hold, in the aggregate, 99 or less shares of Common Stock to exchange their existing Common Stock shares for newly created Class B Common Shares. Those Company shareholders who hold, in the aggregate, 1,100 or more Common Stock shares will continue to hold their existing Common Stock. This reorganization, which is known as a “going private” transaction, will result in the Company having less than 300 shareholders owning the Company’s existing Common Stock less than 500 shareholders owning the newly created Class A Common Stock and less than 500 shareholders owning newly created Class B Common Stock. As a result of this going private transaction, the Company will be able to terminate and suspend its SEC reporting obligations, which will allow the Company to save approximately $92,000 in 2011 and $103,510 in subsequent years.
Shareholders who receive Class A Common Stock and Class B Common Stock will not receive any consideration for their shares of Common Stock and will lose voting rights on any matter other than an extraordinary transaction such as a merger. As a result of suspending and terminating its SEC reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company’s reporting obligations, including the information to be furnished by the Company to its shareholders, would substantially be reduced and certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with shareholder meetings and the related requirement of an annual report to shareholders, would no longer be applicable to the Company. With respect to the executive officers and directors of the Company, in the event the registration of Common Stock is suspended under the Exchange Act, executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation, the reporting and short-swing profit provisions of Section 16, and executive officers and directors of the Company may be deprived of the ability to dispose of the Company’s Common Stock pursuant to Rule 144 under the Securities Act.
In technical terms, the Company will effect the reorganization by amending its Articles of Incorporation and immediately thereafter engage in a merger transaction with a newly created corporation whose sole purpose is to facilitate the going private transaction. The Amendment to the Articles of Incorporation will authorize Class A Common Stock shares and Class B Common Stock shares and the merger transaction will convert the Common Stock held by shareholders who hold, in the aggregate on the effective date of the merger, less than 1,100, but more than 99 Common Stock shares into the right to receive Class A Common Stock shares on a one-share-for-one-share exchange basis and shareholders who hold, in the aggregate on the effective date of the merger, 99 or less Common Stock shares into the right to receive Class B Common Stock shares on a one-share-for-one-share exchange basis.
To effect this transaction, the shareholders must vote on and approve an Amendment to the Company’s Articles of Incorporation and the Agreement of Merger. Therefore, we are calling a Special Meeting of Shareholders to be held on _____________, 2011 to ask you to vote and approve the Amendment and the Agreement of Merger. In conjunction with the meeting, you and all other shareholders are receiving the enclosed proxy materials which describe the transaction and a Proxy upon which to cast your vote.
Shareholders owning less than 1,100 shares of Common Stock and who will receive a new class of common stock in this transaction can instead elect to receive cash for their shares by exercising appraisal rights as these shareholders have the right to dissent from the transaction in accordance with Sections 31D-13-1301 et seq. of the West Virginia Business Corporation Act (“Article 13”). If the statutory procedures are complied with and the transaction is consummated, a shareholder wishing to exercise dissenters’ appraisal rights who files written notice of his or her intent to demand payment with the Company prior to the vote at the special meeting, who has not voted in favor of the transaction and who has made a demand for compensation as provided under Article 13, is entitled under such provisions, as an alternative to receiving Class A or Class B Common Stock (as the case may be) offered in connection with the transaction, to the fair value of his Common Stock in exchange for his Common Stock. You should read Annex D which contains a complete copy of these provisions. Such “fair value” is determined as of the day immediately preceding the special meeting. The determination of the fair value of the shares could be based upon a number of considerations including the investment value of the Company’s shares and any other valuation considerations generally accepted in the investment community.
After careful consideration, the Board of Directors of the Company unanimously recommends that you vote in favor of the Amendment to the Company’s Articles of Incorporation and the Agreement of Merger.

Sincerely,
/s/ William A. Loving, Jr.
William A. Loving, Jr. President and Chief Executive Officer

ALLEGHENY BANCSHARES, INC.
300 North Main Street
P.O. Box 487
Franklin, West Virginia 26807
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ________, 2011
TO OUR SHAREHOLDERS:
     A Special Meeting of Shareholders of Allegheny Bancshares, Inc., a West Virginia corporation (the “Company”), will be held at the Community Center, Franklin, West Virginia 26807 at 12:00 p.m., local time, on _____________, 2011, for the following purposes:
          (1) To approve an Amendment to the Company’s Articles of Incorporation which provides for the authorization of 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock;
          (2) To approve an Agreement of Merger by and between the Company and Allegheny Merger Corp., a West Virginia corporation, (“Merger Corp.”), pursuant to which Merger Corp. will merge with and into the Company with the Company being the surviving corporation (the “Merger”), which will reclassify all Common Stock held by any shareholder who holds, in the aggregate on the effective date of the Merger, less than 1,100, but more than 99 shares into the right to receive Company Class A Common Stock on a one-share-for-one-share exchange basis and any shareholder who holds, in the aggregate on the effective date of the Merger, 99 or less shares into the right to receive Company Class B Common Stock on a one-share-for-one-share basis; and
          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.
     Only holders of record of Common Stock, par value $1.00 per share, at the close of business on _____________, 2011 are entitled to notice of the Special Meeting and to vote at the Special Meeting. As of _____________, 2011, there were 867,459 shares of Common Stock outstanding. The accompanying Proxy Statement is dated _____________, 2011, and is being first mailed to shareholders on or about _____________, 2011.
     Shareholders are cordially invited to attend the meeting in person. Whether planning to attend the meeting or not, shareholders are urged to complete, date and sign the enclosed Proxy and to return it promptly. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to L. Kirk Billingsley, 300 North Main Street, P. O. Box 487, Franklin, West Virginia 26807, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering to the Company at such address a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy). The enclosed, addressed envelope requires no postage if mailed in the United States.

By order of the Board of Directors,
/s/ William A. Loving, Jr.
William A. Loving, Jr.
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON ________, 2011 — THE PROXY STATEMENT, 2009 ANNUAL REPORT AND FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2010 ARE AVAILABLE AT WWW.YOURBANK.COM.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

ALLEGHENY BANCSHARES, INC.
FRANKLIN, WEST VIRGINIA
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THIS TRANSACTION; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CERTAIN DEFINITIONS
As used in this proxy statement, “we,” “our,” “ours,” “us” and the “Company” refer to Allegheny Bancshares, Inc. and all of its subsidiaries. “Merger Corp.” refers to Allegheny Merger Corp., “amendment” refers to the Amendment of the Company’s Articles of Incorporation, and “merger agreement” refers to the Agreement of Merger between the Company and Merger Corp. “Common Stock” refers to the Company’s existing Common Stock, par value $1.00.
SUMMARY TERM SHEET
THE FOLLOWING SUMMARY TERM SHEET, TOGETHER WITH THE “QUESTIONS AND ANSWERS ABOUT THE MEETING,” “QUESTIONS AND ANSWERS ABOUT THE AMENDMENT,” AND “QUESTIONS AND ANSWERS ABOUT THE MERGER” FOLLOWING THIS SUMMARY TERM SHEET HIGHLIGHT SELECTED INFORMATION FROM THE PROXY STATEMENT ABOUT OUR PROPOSED AMENDMENT, PROPOSED MERGER AND THE SPECIAL MEETING. THIS SUMMARY TERM SHEET AND THE QUESTION AND ANSWER SECTIONS MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO BETTER UNDERSTAND AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER AND THE OTHER MATTERS ON WHICH YOU WILL VOTE, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND ALL OF ITS ANNEXES BEFORE YOU VOTE. FOR YOUR CONVENIENCE, WE HAVE DIRECTED YOUR ATTENTION IN PARENTHESES TO THE LOCATION IN THIS PROXY STATEMENT WHERE YOU CAN FIND A MORE COMPLETE DISCUSSION OF EACH ITEM LISTED BELOW.
THE AMENDMENT
THE AMENDMENT TO THE ARTICLES OF INCORPORATION (Page __)
On November 29, 2010 the Company’s Board of Directors adopted an amendment to the Company’s Articles of Incorporation which provides for the authorization of 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock. The amendment is set forth in its entirety as Annex A. The amendment has not yet become effective. The amendment will become effective following shareholder approval and filing with the West Virginia Secretary of State.
According to the terms of the amendment, if the amendment is approved:
•	Article V of the Company’s Articles of Incorporation will be amended to authorize 2,000,000 shares of Class A Common Stock (“Class A Common Stock”), which will enjoy rights and privileges separate and distinct from the rights and privileges of the existing Common Stock and the Class B Common Stock.

•	Article V of the Company’s Articles of Incorporation will be also amended to authorize 2,000,000 shares of Class B Common Stock (“Class B Common Stock”), which will enjoy rights and privileges separate and distinct from the existing Common Stock and the Class A Common Stock.

•	The number of authorized Common Stock shares will remain at its current number of 2,000,000. The existing Common Stock will continue to enjoy all the rights and privileges it currently enjoys except for the following. For a period of five business days thereafter, the Company will have the right to purchase the shares or request more information. The terms of the right of first refusal for the Common Stock will be consistent with the terms of the right of first refusal for each of the Class A Common Stock and the Class B Common Stock except that the right of first refusal for Class B Common Stock includes transfers without consideration.
The filing of the amendment will not result in any issuance of Class A Common Stock or Class B Common Stock shares. The amendment will only serve to amend the Company’s Articles of Incorporation to provide authorized Class A Common Stock and Class B Common Stock shares.

EFFECTS OF THE AMENDMENT (Page __)
As a result of the amendment:
•	The Company’s Articles of Incorporation will be amended to authorize 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock; and

•	The Company’s currently authorized 2,000,000 shares of Common Stock will be unchanged except for the addition of a right of first refusal as discussed above.
EXISTING COMMON STOCK RIGHTS AND PRIVILEGES (Page __)
Following the effective time of the amendment, the Company’s existing Common Stock will continue to enjoy the same rights and privileges that are currently associated with the Common Stock, except that the Common Stock will be subject to a right of first refusal, as discussed below. These rights and privileges include:
•	VOTING RIGHTS — The Company’s existing Common Stock has full voting rights. All Common Stock shareholders are entitled to vote on any and all matters that may come before a vote of the Company’s shareholders. This includes the right to participate in the annual election of directors.

•	DIVIDENDS — The Company’s existing Common Stock is entitled to receive dividends as may be declared from time to time by the Company’s Board of Directors. The Company’s existing Common Stock does not cumulate dividends, and there is no obligation on behalf of the Company’s Board of Directors to pay dividends on the Common Stock.

•	CONVERSION — Not applicable. The Common Stock is not convertible to any other class of the Company stock.

•	REDEMPTION — The Company’s existing Common Stock has no redemption features.

•	RIGHT OF FIRST REFUSAL — The Company’s existing Common Stock has no right of first refusal. The foregoing does not limit any Company shareholders from individually contracting such rights. After the amendment, the Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Common Stock to notify the Company in writing of the terms of any transfer or sale of the Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Company’s existing Common Stock does not have a liquidation preference because there is currently only one class of common stock. Following the transaction, the existing Common Stock will have last preference in Company liquidation rights.
CLASS A COMMON STOCK RIGHTS AND PRIVILEGES (Page __)
The amendment provides the Class A Common Stock will have rights and privileges separate and distinct from the existing Common Stock and the Class B Common Stock. The Class A Common Stock will enjoy the following rights and privileges:

•	VOTING RIGHTS — The Class A Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class A Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class A Common Stock before dividends may be paid on the Common Stock. However, the Company shall be under no obligation to pay dividends, and dividends are not cumulative. If dividends are paid, the dividends paid on the Class A Common Stock will enjoy a 5% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class A Common Stock will be converted into Common Stock shares on a one-share-for-one-share exchange basis and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class A Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class A Common Stock has a right of first refusal in favor of the Company. After the amendment, the Class A Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Class A Common Stock to notify the Company in writing of the terms of any transfer or sale of the Class A Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class A Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class A Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class A Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class A Common Stock will have a liquidation preference over the existing Common Stock and the Class B Common Stock. In the event of a liquidation, the Class A Common Stock shareholders will be entitled to receive liquidation assets equal to those assets received by the Common Stock shareholders or the book value of the Company’s Common Stock, whichever is greater.
CLASS B COMMON STOCK RIGHTS AND PRIVILEGES (Page __)
The amendment provides the Class B Common Stock will have rights and privileges separate and distinct from the existing Common Stock and the Class A Common Stock. The Class B Common Stock will enjoy the following rights and privileges:
•	VOTING RIGHTS — The Class B Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class B Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class B Common Stock after dividends are paid on the Class A Common Stock, but before dividends may be paid on the existing Common Stock. However, there shall be no obligation to pay dividends and dividends shall not be cumulative. If dividends are paid, the dividends paid on the Class B Common Stock will enjoy a 10% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class B Common Stock will be converted into Common Stock shares on a one-share-for-one-share exchange basis and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class B Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class B Common Stock has a right of first refusal in favor of the Company. Generally, this right of first refusal requires a Class B Common Stock shareholder to notify the Company in writing of the terms of any transfer or sale of the Class B Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class B Common Stock that are subject to the proposed transfer or sale upon the same terms as the proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company shall have the right to purchase the shares for an amount determined by the Board to be the fair value of the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class B Common Stock shareholder to sell or transfer the shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class B Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class B Common Stock will have a liquidation preference superior to the existing Common Stock, but after the Class A Common Stock.
Company Financial Services, Inc.
Stock Comparison Chart

Characteristic	Common	Common A	Common B
Voting Rights	Full voting rights	As required by law and for a merger/share exchange	As required by law and for a merger/share exchange

Dividends	As declared	5% premium over Common Stock dividends with payment before all other shares	10% premium over Common Stock dividends with payment before Common Stock but after Class A Common Stock

Liquidation Preference	Last Preference	Priority over all others Distribution — same as Common Stock or book value of Common Stock, whichever is greater	After Class A Common Stock but before Common Stock

Conversion to Common Stock	N/A	Conversion to Common Stock at change in control	Conversion to Common Stock at change in control

Transfer Restrictions	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal

Redemption	None	None	None

THE MERGER
THE MERGER AGREEMENT (Page __)
On November 29, 2010, the Company’s Board of Directors adopted an Agreement of Merger between the Company and Allegheny Merger Corp., a to-be-formed West Virginia corporation to be formed at the direction of the Company’s Board of Directors and for the sole purpose of facilitating the going private transaction, which calls for Merger Corp. to be merged with and into the Company (the “merger”). The merger agreement has not yet become effective. The merger agreement will become effective following shareholder approval and the filing of Articles of Merger with the West Virginia Secretary of State.
Under the terms of the merger agreement, if the merger is completed:
•	All Common Stock shares held by any shareholder who holds, in the aggregate, 1,100 or more Common Stock shares as of the effective date of the merger, will remain Common Stock shares.

•	All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares as of the effective date of the merger will be converted into the right to receive Class A Common Stock shares on a one-share-for-one-share exchange basis.

•	All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 100 Common Stock shares as of the effective date of the merger will be converted into the right to receive Class B Common Stock shares on a one-share-for-one-share exchange basis.

•	The officers and directors of the Company at the effective time of the merger will be the officers and directors of the Company immediately after the merger.
EFFECTS OF THE MERGER (Page __)
As a result of the merger:
•	All Common Stock held by any shareholder who holds, in the aggregate, 1,100 or more Common Stock shares as of the effective date of the merger, will remain Common Stock shares.

•	The existing Common Stock will retain all of the rights and privileges currently afforded to the Common Stock except for the right of first refusal described herein.

•	All Common Stock shares held by any shareholder who holds, in the aggregate, less than 1,100 but more than 99 Common Stock shares as of the effective date of the merger will be converted into the right to receive Class A Common Stock shares on a one-share-for-one-share exchange basis.

•	The holders of the Class A Common Stock will enjoy all the rights and privileges associated with the newly created Class A Common Stock, which differ from the rights and privileges of the existing Common Stock (See Class A Common Stock Characteristics on page __ for more information).

•	All Common Stock shares held by any shareholder who holds, in the aggregate, less than 100, as of the effective date of the merger will be converted into the right to receive Class B Common Stock shares on a one-share-for-one-share exchange basis.

•	The holders of the Class B Common Stock will enjoy all the rights and privileges associated with the newly created Class B Common Stock, which differ from the rights and privileges of the existing Common Stock (See Class B Common Stock Characteristics on page __ for more information).

•	It is expected the Company will have less than 300 shareholders owning its existing Common Stock, less than 500 shareholders owning its newly created Class A Common Stock and less than 500 shareholders owning its newly created Class B Common Stock, which will allow the Company to terminate its Section 12(g) SEC reporting obligations in accordance with Rule 12g-4 of the Securities and Exchange Commission (“SEC”) Rules and Regulations and suspend its Section 15(d) reporting obligations in accordance with Rule 12h-3.

•	The percentage of ownership of Common Stock beneficially held by the current officers and directors of the Company as a group will increase from 6.63% to approximately 7.26%.

•	All shareholders will have the right to dissent from the merger and exercise their dissenters’ rights of appraisal rights pursuant to Section 31D-13-1301 et seq. of West Virginia Business Corporation Act.

•	The aggregate shareholders’ equity of the Company as of September 30, 2010, which was reported as approximately $29,617,000 will remain unchanged, except for any change caused by shareholders who may choose to dissent from the transaction.
THE PARTIES (Page __)
•	The Company is a West Virginia corporation and registered bank holding company.

•	Merger Corp. is a to-be-formed West Virginia corporation organized for the sole purpose of the merger.

•	The principal executive offices of both the Company and Merger Corp. are located at 300 North Main Street, Franklin, West Virginia 26807.

•	The telephone number for both the Company and Merger Corp. is (304) 358-2311.
VOTING OF SHARES (Page __)
In accordance with the applicable provisions of West Virginia Business Corporation Act, approval of the amendment and the merger agreement requires approval of the holders of at least a majority of the shares of the Company entitled to vote on the matter.
REASONS FOR THE AMENDMENT (Page __)
The primary reason for the amendment is to authorize two new classes of common stock. The newly authorized Class A Common Stock and Class B Common Stock will be exchanged for certain shares of the Company’s existing Common Stock on a one-share-for-one-share exchange basis following the effective date of the merger. As previously discussed, the Company, by virtue of the merger, is seeking to reduce the number of record holders of the Company’s Common Stock to below 300. Such a reduction will allow the Company to suspend or terminate its reporting obligations under the Securities Act of 1934.
REASONS FOR THE MERGER (Page __)
The primary reason for the merger is to reduce the number of shareholders owning the Company’s existing Common Stock to below 300, the number of shareholders owning the Company’s newly created Class A Common Stock to less than 500, and the number of shareholders owning the Company’s newly created Class B Common Stock to less than 500, which will allow the Company to terminate and suspend its SEC reporting obligations. The termination of the Company’s SEC reporting obligations will allow the Company to avoid the costs and time associated with being an SEC reporting company.

BACKGROUND OF THE AMENDMENT AND MERGER PROPOSAL (Page __)
The Company’s Board of Directors has considered effecting the going private transaction for some time. The Board decided to pursue the transaction at this time, as compared to some other time in the Company’s history, to eliminate the increasing costs associated with SEC reporting and Sarbanes-Oxley compliance as well as potential costs related to increased proxy statement disclosure arising from the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the upcoming XBRL reporting requirements. Specifically, the Company’s Board of Directors felt pursuing the transaction at this time was proper because it would allow Company employees to focus their efforts on income producing activities as opposed to these compliance activities.
In contemplating how to best accomplish the Company’s goal of going private, the Board considered, in addition to the proposed transaction, a voluntary stock repurchase program and a cash out merger transaction in which a certain number of the shareholders would have received cash in exchange for their shares as opposed to Class A Common Stock or Class B Common Stock. The Board chose not to pursue a voluntary stock repurchase program because such a transaction would not assure the desired result of reducing the number of Common Stock shareholders to below 300. The Board of Directors did not pursue a cash-out merger transaction because the Board thought each shareholder should be able to retain an equity interest in the Company and the Bank would be better served by retaining its existing capital.
U.S. FEDERAL INCOME TAX CONSEQUENCES (Page __)
Those shareholders who hold the requisite number of shares to maintain their existing Common Stock will not have a taxable event for Federal income tax purposes. Those shareholders receiving Class A or Class B Common Stock in exchange for their existing Common Stock will not have a taxable event for Federal income tax purposes. Any shareholders who may choose to exercise their dissenters’ rights and dissent from the merger agreement and instead receive the fair value for their shares in cash will have a taxable event for Federal income tax purposes.
TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES TO YOU OF THE AMENDMENT AND MERGER WILL DEPEND ON YOUR OWN SITUATION. TO REVIEW THE MATERIAL TAX CONSEQUENCES IN GREATER DETAIL, PLEASE READ THE DISCUSSION UNDER “SPECIAL FACTORS — CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.”
DISSENTERS’ RIGHTS OF APPRAISAL (Page __)
Under West Virginia law, you are entitled to dissent from the merger agreement. To exercise your appraisal rights, you must comply with all procedural requirements of West Virginia law. A description of the relevant sections of West Virginia law is provided in “Dissenters’ and Appraisal Rights” on page __, and the full text of the sections is attached as Annex D to this document. FAILURE TO TAKE ANY STEPS REQUIRED BY WEST VIRGINIA LAW MAY RESULT IN A TERMINATION OR WAIVER OF YOUR APPRAISAL RIGHTS.
OPINION OF FINANCIAL ADVISOR (Page __)
The Company engaged Howe Barnes Hoefer & Arnett (“Howe Barnes”) to issue a fairness opinion in connection with the merger. Howe Barnes is a full service brokerage firm that specializes in preparing and issuing fairness reports. The Company engaged Howe Barnes following a review of multiple proposals for the engagement based on their reputation and prior experience in evaluating similar transactions. Howe Barnes’ fee for preparing and issuing the opinion was approximately $17,000.
On December 1, 2010, Howe Barnes rendered to the Company Board of Directors its written fairness opinion, dated December 1, 2010 (“Fairness Opinion”). Howe Barnes’ fairness opinion indicated that the merger agreement and the actions related thereto were fair, from a financial point of view, to the Company’s shareholders.
The full text of the written opinion of Howe Barnes dated December 1, 2010, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Annex C hereto and is incorporated herein by reference. Howe Barnes’ opinion is directed to the Board, addresses only the fairness from a financial point of view of the transaction, and does not constitute a recommendation to any shareholder as to how such shareholder should vote. The Company’s Board of Directors expressly adopts the Fairness Opinion as its own.

As described in its opinion, Howe Barnes assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by Howe Barnes for purposes of their opinion. With respect to the information relating to the prospects of the Company, Howe Barnes assumed that such information reflected the best currently available judgments and estimates of the management of the Company as to the likely future financial performance of the Company. Howe Barnes did not verify through independent inspection or examination the specific assets or liabilities of the Company. Howe Barnes did not make nor were they provided with an independent evaluation or appraisal of the assets or liabilities of the Company.
In addition to the Fairness Opinion, Howe Barnes provided the Company a fairness report.
RECOMMENDATION OF THE BOARD OF DIRECTORS (Page __)
The Company’s Board of Directors believes the amendment and merger agreement are fair to and in the best interests of the Company and its shareholders, including both affiliated and unaffiliated shareholders, and unanimously recommends that the Company’s shareholders vote “For” the approval of the amendment and merger agreement. As used in this proxy statement, the term “affiliated shareholder” means any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company. The term “unaffiliated shareholder” means any shareholder other than an affiliated shareholder.
EFFECTS ON SHAREHOLDERS (Page __)
If approved at the Special Meeting, the merger agreement will affect the Company’s shareholders as follows after completion:

Shareholder as of Effective Time	Net Effect After Merger
Shareholders holding, in the aggregate, 1,100 or more shares of Common Stock	Shares of Common Stock will continue to be outstanding.

Shareholders holding, in the aggregate, less than 1,100, but more than 99 shares of Common Stock	Shares of Common Stock will be converted into the right to receive newly created Class A Common Stock on a one-share-for-one-share exchange basis.

Shareholders holding, in the aggregate, less than 100 shares of Common Stock	Shares of Common Stock will be converted into the right to receive newly created Class B Common Stock on a one-share-for-one-share exchange basis.
SHAREHOLDER RIGHTS TO PURCHASE ADDITIONAL STOCK (Page __)
All Company shareholders have the right to purchase additional shares of Common Stock which are already issued and outstanding to increase their share ownership to 1,100 or more shares and retain their existing Common Stock. Any shareholders wishing to purchase such shares so they may retain their Common Stock are encouraged to complete such a purchase prior to the Special Meeting of Shareholders to ensure their share purchase will be recorded on the Company’s transfer book prior to the effective time of the transaction. Shareholders purchasing additional Company shares after the Special Meeting of Shareholders are not assured such purchases will be recorded on the Company’s stock transfer books prior to the effective time of the transaction. The number of shares attributable to each shareholder will be determined by the Company’s transfer book at the effective time of the transaction.
ESTABLISHING SHARE OWNERSHIP (Page __)
According to the terms of the merger agreement, the Company has the right to assume those shareholders owning fewer than 1,100 or 100 record shares hold, in the aggregate, less than 1,100 or 100 shares total. However, shareholders have the right to prove to the Company that the shareholder’s total share ownership, aggregating both record shares and shares held in another capacity (such as in a trust, IRA or objecting beneficial owner account) equals or exceeds 1,100 or 100 shares. Company shareholders seeking to establish ownership of shares held in a capacity other than record ownership must prove their share ownership to the Company’s satisfaction by providing customary business records that establish the shareholder’s ownership of the non-record shares. These customary business records could include, but are not limited to, trust documents, IRA documents, a letter from a broker/dealer indicating share ownership or otherwise. These documents should be provided to the Company following the shareholder’s receipt of the Letter of Transmittal.
THE SPECIAL MEETING
The Special Meeting of Shareholders of the Company will be held at the Community Center, Franklin, West Virginia 26807 at 12:00 p.m., local time, on ________, 2011. At the Special Meeting, you will be asked to consider the following proposal:
(1)	Approval of an amendment to the Company’s Articles of Incorporation which authorizes 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock;

(2)	Approval of the merger agreement pursuant to which Merger Corp. will merge with and into the Company with the Company being the surviving corporation, which will reclassify all Common Stock held by any shareholder who holds, in the aggregate, less than 1,100 shares but more than 99 shares into the right to receive Company Class A Common Stock on a one-share-for-one-share exchange basis; and

(3)	Approval of the merger agreement pursuant to which Merger Corp. will merge with and into the Company with the Company being the surviving corporation, which will reclassify all Common Stock held by any shareholder who holds, in the aggregate, less than 100 shares into the right to receive Class B Common Stock on a one-share-for-one-share exchange basis; and

(4)	To transact such other business as may properly come before the meeting or any adjournments thereof.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:	WHY DID YOU SEND ME THIS PROXY STATEMENT?

A:	We sent you this proxy statement and the enclosed proxy because our Board of Directors is soliciting your votes for use at a Special Meeting of Shareholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy.

We will begin sending this proxy statement, Notice of Special Meeting and the enclosed proxy on or about ________, 2011 to all shareholders entitled to vote. Holders of our Common Stock are entitled to vote at the Special Meeting. The record date for those entitled to vote is ________. On _____________, there were 867,459 shares of Common Stock outstanding. Shareholders are entitled to one vote for each share of Common Stock held as of the record date.

Q:	WHO MAY BE PRESENT AT THE SPECIAL MEETING AND WHO MAY VOTE?

A:	All holders of our Common Stock and other interested persons may attend the Special Meeting in person. However, only holders of our Common Stock of record as of ___________ may cast their votes in person or by proxy at the Special Meeting.
Q:	WHO IS SOLICITING MY PROXY?

A:	The Board of Directors of the Company.

Q:	WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS REGARDING THE PROPOSALS?

A:	Our Board of Directors has determined that the amendment and the merger agreement are advisable and in the best interests of the Company and its shareholders. Our Board of Directors has, therefore, unanimously approved the amendment and the merger agreement and recommends that you vote “FOR” approval of these matters at the Special Meeting.

Q:	WHAT DO I NEED TO DO NOW?

A:	Please sign, date and complete your proxy and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares can be represented at the Special Meeting.

Q:	IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A:	Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give these instructions.

Q:	CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?

A:	Yes. Just send by mail a written revocation or a later-dated, completed and signed proxy before the Special Meeting or simply attend the Special Meeting and vote in person. You may not change your vote by facsimile or telephone.

Q:	WHAT IF I DON’T SEND BACK A PROXY CARD OR VOTE MY SHARES IN PERSON AT THE SPECIAL MEETING?

A:	Failing to return your proxy card or vote your shares in person at the Special Meeting, has the same effect as voting against the transaction, since the approval of a majority of the shares entitled to vote at the Special Meeting is required.

Q:	SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A:	No. After the merger is completed, if you are a shareholder owning common shares that have been converted into the right to receive either Class A or Class B Common Stock shares, we will send instructions on how to exchange your Common Stock share certificates for newly created Class A or Class B Common Stock share certificates.

Q:	WHAT IF I HOLD SHARES IN STREET NAME?

A:	Any shares you hold in street name (beneficial shares) will be added to the number of any shares you may hold directly in record name in determining the number of shares you hold, provided you can prove to the Company’s satisfaction the record shares and the beneficial shares are held by the same owner. The merger agreement has detailed provisions regarding the treatment of shares held in street name. Please read the discussion under “PROPOSAL TWO — The Agreement of Merger — Conversion of Shares in the Merger” for a description of these provisions as well as the terms of the merger agreement generally.

Q:	HOW WILL THE COMPANY BE OPERATED AFTER THE MERGER?

A:	Following the merger, it is expected that the Company will be able to terminate its SEC reporting obligations. The Company expects its business and operations to continue as they are currently being conducted and, except as disclosed in this proxy statement, the merger is not anticipated to have any effect upon the conduct of such business. The Company’s Board believes the going-private transaction is consistent with the Company’s vision of maintaining an independent banking strategy.
Q:	WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:	We are working toward completing the merger as quickly as possible and we expect the merger to be completed shortly after the Special Meeting.
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SPECIAL FACTORS
BACKGROUND AND PURPOSE OF THE AMENDMENT AND MERGER PROPOSAL
The Company is required to file periodic reporting documents with the SEC pursuant to Section 12(g) of the 1934 Act. As of _________, the Company had 867,459 shares held by approximately 788 holders of record. The Board and the Company’s management are of the view that the recurring expense and burden of maintaining the Company’s reporting obligations is not cost efficient for the Company. The going private transaction is being conducted at this time because the sooner the proposal can be implemented, the sooner the Company can cease to incur the expenses and burdens of a public company. Since adoption of the Sarbanes-Oxley Act of 2002, costs of SEC reporting and compliance have increased. Additionally, management expects that with the adoption of the Dodd-Frank Act in 2010, and the upcoming XBRL reporting requirements, costs of SEC compliance will continue to increase with respect to disclosures as a result of the “say on pay” and other provisions of that Act. Both accounting and legal services in connection with SEC reporting requirements are continuing to increase and in today’s banking environment, the Company seeks to utilize its cash for the operation of its banking business in an effort to further enhance shareholder value. Further, the Company’s Board of Directors has considered a going-private transaction for some time but with the anticipated regulatory developments of the Dodd-Frank Act as well as the current economic environment, the Board has decided to pursue the transaction at this time to allow Company employees to focus their efforts on income-producing activities as opposed to SEC reporting compliance. Accordingly, the Board and the Company’s management believes it is in the Company’s and shareholders’ best interests to reclassify the Common Stock shares owned by the approximately 608 shareholders who individually own, in the aggregate, less than 1,100 shares of Common Stock into the right to receive shares of a newly created Class A Common Stock or Class B Common Stock, respectively, which will have rights and privileges distinct from the Common Stock so that it will be viewed as a separate class of securities under SEC guidelines. This reclassification will reduce the number of the Company shareholders owning the Company’s existing Common Stock to below 300 and restricting the number of shareholders owning the Company’s existing Class A Common Stock or Class B Common Stock each to below 500, which will allow the Company to terminate its Section 12(g) SEC reporting obligations in accordance with Rule 12g-4 and suspend its SEC reporting obligations in accordance with Rule 12h-3. Additionally, the Company believes that there is a very limited market for the shares of the Company’s Common Stock and that the Company’s shareholders derive little benefit from the Company’s status as a public reporting corporation.

The transaction is being structured as an amendment followed by a merger because the Board believes this structure provides the shareholders the benefit of retaining an equity interest in the Company and preserving existing Company capital while also accomplishing the Board’s objective of reducing the number of shareholders holding the Company’s Common Stock to below 300 and having no more than 500 shareholders holding any other class of the Company Stock, which will allow the Company to terminate and suspend its SEC reporting requirements.
The Company’s Board of Directors and management has informally been looking at the costs of securities compliance, including the costs of outside advisors as well as internal costs associated with being an SEC registrant for several years. With the implementation of Sarbanes-Oxley, the Dodd-Frank Act, and the upcoming XBRL reporting requirements, it has continually become more burdensome to continue as a public company registrant. As a result, the Board decided to formally review and evaluate long-term planning alternatives with respect to continuing SEC 1934 Act registration.
On September 9, 2010, the Board held a meeting with legal counsel to review and evaluate long-range planning alternatives for the Company, including a potential stock repurchase transaction (which could have, but would not necessarily, constitute a going-private transaction). The Company’s legal counsel reviewed with the Board various alternative means of effecting such a transaction as well as the Board’s fiduciary duties in connection with the transaction. The Company’s legal counsel also discussed with the Board various other corporate and securities law matters applicable to the transaction. The Board discussed potential cost savings and information from other companies that have undertaken similar transactions. After consideration of the various matters, the Board determined that, if it were to go forward with a going-private transaction, it would most likely be in the form of a merger transaction. The Board discussed the Company’s proposed options: engaging in a tender offer or a cash-out merger:
•	A TENDER OFFER AT A FAIR PURCHASE PRICE. This alternative would have allowed the Company’s shareholders to voluntarily tender or sell their Common Stock to the Company for a stated price determined by the Company. The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record shareholders so as to accomplish the going private objective and reducing recurring costs. The Board felt the cost of the transaction could not be justified based on the uncertainty regarding the reporting requirements. The Board also believed the Company and the Company’s shareholders would be best served by preserving the Company’s existing capital, instead of paying out the capital to repurchase Common Stock shares.

•	CASH-OUT MERGER. This alternative would accomplish the objective of reducing the number of record shareholders, assuming approval of the cash-out merger by the Company’s shareholders. In a cash-out merger, the Company would engage in a merger-type transaction similar to the Company’s proposed transaction with Merger Corp. However, a cash-out merger would require shareholders owning less than a certain number of shares to receive cash for their shares instead of the newly created Class A or Class B Common Stock. The Board of Directors did not choose to engage in a cash-out merger for a number of reasons, including:
•	The Board of Directors’ belief that the existing Common Stock shareholders should be afforded the benefit of retaining an equity interest in the corporation;

•	Preservation of the Company’s capital resources outweighed any advantages offered by a cash-out merger; and

•	The terms of the reorganization as proposed are fair, both procedurally and from a financial point of view, to the Company and the Company’s shareholders.
The Board also discussed doing nothing. On October 20, 2010, the Board of Directors analyzed the Company’s estimated cost savings from no longer filing the various reports currently required of the Company, as well as the legal costs involved in pursuing the going private transaction. In addition, the Board discussed how the merger transaction could work with the Company’s current shareholder base. The Board discussed the positive and negative aspects of a potential going private transaction. The Board also discussed economic and social issues which would be raised as a result of the potential going-private transaction. It was determined that the Board needed additional time to review a going-private analysis, and that it wished to bring it up again at a later date and instructed management to provide additional information regarding the potential number of shareholders who could be impacted by the contemplated transaction.
On November 4, 2010, the Company’s management presented information on the number of stockholders and how they may be affected by the transaction. After careful review and discussion of the presented information, in addition to the previously presented information, a motion was made to take a vote regarding a potential going-private transaction. The motion to go private was unanimously approved by the Board of Directors. At the same Board meeting, the directors unanimously determined, that the merger agreement and the merger were in the best interest of the Company and its shareholders, both affiliated and non-affiliated shareholders and unanimously approved the merger agreement and the merger, subject to the receipt of a fairness opinion issued by an investment banking firm. Management was authorized to hire an investment banking firm to obtain an opinion as to the fairness of the transaction on the shareholders.
On November 16, 2010, the Company hired Howe Barnes Hoefer & Arnett, Inc. (“Howe Barnes”) to issue a Fairness Opinion in connection with the merger. The Company engaged Howe Barnes to determine whether the exchange of the Company’s Class A Common Stock and Class B Common Stock was fair from a financial point of view to the Company’s shareholders. On December 1, 2010, Howe Barnes delivered to the Board its written Fairness Opinion. The Board reviewed the basis for the methodology used by Howe Barnes in delivering its Fairness Opinion. At the same Board meeting, the directors unanimously determined, after giving careful consideration to the Fairness Opinion, that the merger agreement and the merger were fair to the Company and its shareholders, both affiliated and unaffiliated shareholders. Howe Barnes did not make a presentation to the Board prior to issuing its Fairness Opinion on December 1, 2010, and the Board relied soley on the analysis of Howe Barnes contained therein.
On January 6, 2011, Howe Barnes made a presentation to Alleghany’s Board of Directors and discussed the methodology and experience used to render the opinion.
EFFECTS OF THE AMENDMENT
EFFECTS ON COMPANY’S ARTICLES OF INCORPORATION. Assuming the amendment to the Company’s Articles of Incorporation is approved, the Company’s articles will be amended to authorize two new classes of Common Stock. The Company’s existing Common Stock will also remain following the effective time of the amendment.
CLASS A COMMON STOCK. The amendment will authorize 2,000,000 shares of newly created Class A Common Stock. The newly created Class A Common Stock will have rights and privileges that are different than the rights and privileges of the existing Common Stock. These rights and privileges are discussed below.
CLASS B COMMON STOCK. The amendment will authorize 2,000,000 shares of Class B Common Stock. The newly created Class B Common Stock will have rights and privileges that are different than the rights and privileges of the existing Common Stock and the newly created Class A Common Stock. These rights and privileges are discussed below.
EXISTING COMMON STOCK RIGHTS AND PRIVILEGES
Following the effective time of the amendment, the Company’s existing Common Stock will continue to enjoy the same rights and privileges that are currently associated with Common Stock except that the Common Stock will be subject to a right of first refusal. These rights and privileges include:
•	VOTING RIGHTS — The Company’s existing Common Stock has full voting rights. All Common Stock shareholders are entitled to vote on any and all matters that may come before a vote of the Company’s shareholders. This includes the right to participate in the annual election of directors.

•	DIVIDENDS — The Company’s existing Common Stock is entitled to receive dividends as may be declared from time to time by the Company’s Board of Directors. The Company’s existing Common Stock does not cumulate dividends, and there is no obligation on behalf of the Company’s Board of Directors to pay dividends on the Common Stock.

•	CONVERSION — Not applicable. The Company’s Common Stock is not convertible to any other class of the Company stock.

•	REDEMPTION — The Company’s existing Common Stock has no redemption features.

•	RIGHT OF FIRST REFUSAL — The Company’s existing Common Stock currently has no right of first refusal. The foregoing does not limit any Company shareholders from individually contracting such rights. After the amendment, the Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Common Stock to notify the Company in writing of the terms of any transfer or sale of the Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Company’s existing Common Stock does not have a liquidation preference. Following the transaction, the existing Common Stock will have last preference in Company liquidation rights.
CLASS A COMMON STOCK CHARACTERISTICS. The newly created Class A Common Stock will have rights and privileges that are different than the rights and privileges of the existing Common Stock. The following discusses the rights and privileges of the Class A Common Stock.
•	VOTING RIGHTS — The Class A Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class A Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class A Common Stock before dividends may be paid on the existing Common Stock. However, the Company shall be under no obligation to pay dividends, and dividends are not cumulative. If dividends are paid, the dividends paid on the Class A Common Stock will enjoy a 5% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class A Common Stock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class A Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class A Common Stock has a right of first refusal in favor of the Company. After the amendment, the Class A Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Class A Common Stock to notify the Company in writing of the terms of any transfer or sale of the Class A Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class A Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class A Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class A Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class A Common Stock will have a liquidation preference over the existing Common Stock and the Class B Common Stock. In the event of a liquidation, the Class A Common Stock shareholders will be entitled to receive liquidation assets equal to those assets received by the Common Stock shareholders or the book value of the Company’s Common Stock, whichever is greater.
CLASS B COMMON STOCK CHARACTERISTICS. The newly created Class B Common Stock will have rights and privileges that are different than the rights and privileges of the existing Common Stock and the newly created Class A Common Stock. The following discusses the rights and privileges of the Class B Common Stock.
•	VOTING RIGHTS — The Class B Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the corporation, or as required by law. The Class B Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class B Common Stock after dividends are paid on the Class A Common Stock, but before dividends may be paid on the existing Common Stock. However, there shall be no obligation to pay dividends and dividends shall not be cumulative. If dividends are paid, the dividends paid on the Class B Common Stock will enjoy a 10% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class B Common Stock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class B Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class B Common Stock has a right of first refusal in favor of the Company. Generally, this right of first refusal requires a Class B Common Stock shareholder to notify the Company in writing of the terms of any transfer or sale of the Class B Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class B Common Stock that are subject to the proposed transfer or sale upon the same terms as the proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company shall have the right to purchase the shares for an amount determined by the Board to be the fair value of the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class B Common Stock shareholder to sell or transfer the shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class B Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class B Common Stock will have a liquidation preference superior to the existing Common Stock, but after the Class A Common Stock.

Company Financial Services, Inc.
Stock Comparison Chart

Characteristic	Common	Common A	Common B
Voting Rights	Full voting rights	As required by law and for a Merger/Share Exchange	As required by law and for a Merger/Share Exchange

Dividends	As declared	5% premium over Common Stock dividends with payment before all other shares	10% premium over Common Stock dividends

Liquidation Preference	Last Preference	Priority over all others Distribution — same as Common Stock or book value of common, whichever is greater	After Class A Common Stock but before Common Stock

Conversion to Common Stock	N/A	Conversion to Common Stock at change in control	Conversion to Common Stock at change in control

Transfer Restrictions	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal

Redemption	None	None	None
EFFECTS OF THE MERGER
EFFECTS ON THE COMPANY. The merger will have various effects on the Company, as described below.
REDUCTION IN THE NUMBER OF COMMON STOCK SHAREHOLDERS AND COMMON STOCK SHARES OUTSTANDING. The Company believes the merger will reduce the number of shareholders owning the Company’s existing Common Stock from approximately 799 to approximately 191. Accordingly, the number of outstanding shares of Common Stock held by current Company shareholders will decrease from approximately 867,459 to approximately 734,506.
INCREASE IN THE NUMBER OF SHAREHOLDERS OWNING CLASS A COMMON STOCK SHARES AND CLASS B COMMON STOCK SHARES. The Company currently has no issued or outstanding Class A Common Stock shares. The Company believes the merger will result in the issuance of approximately 125,058 Class A Common Stock shares to approximately 301 shareholders and the issuance of approximately 7,895 Class B Common Stock shares to approximately 307 shareholders.
NO CHANGE TO COMPANY CAPITAL. It is not expected the merger will change the Company’s consolidated capital. The merger is simply a reorganization that will result in certain shares of the Company’s existing Common Stock being reclassified into the right to receive the newly created Class A Common Stock or the Class B Common Stock (as the case may be) on a one-share-for-one-share exchange basis. The Company may experience a reduction in capital if Company shareholders exercise their right to dissent from the transaction.
TERMINATION OF EXCHANGE ACT REGISTRATION. The Company is currently required to comply with SEC reporting requirements pursuant to Section 12(g) of the 1934 Act. According to Rule 12g-4, Section 12(g) filers may terminate their obligation to comply with SEC reporting requirements if the number of shareholders owning the class of stock subject to the SEC reporting requirements is reduced to below 300 and no other class of stock is owned by more than 500 shareholders. Termination of the Company’s reporting requirements under the 1934 Act would substantially reduce the information required to be furnished by the Company to its shareholders and to the SEC and would make certain provisions of the 1934 Act no longer applicable to Company. Accordingly, Company estimates it will eliminate the cost and expenses associated with complying with SEC reporting requirements. The Company estimates these costs to be approximately $92,000 in 2011 and $103,510 in subsequent years. The Company intends to apply for such termination as soon as practicable following completion of the merger.
EFFECT ON MARKET FOR SHARES. The Company’s Common Stock is not traded on the Over-the-Counter Bulletin Board or any exchange. Any trades are conducted through privately negotiated transactions.
The rights and privileges of the Class A and Class B Common Stock provide (and the rights and privileges of the existing Common Stock will provide) the Company a right of first refusal to purchase the shares in the event of a transfer of ownership as discussed elsewhere. The Company expects, but is not required, to repurchase the shares in the event of a transfer of ownership. Therefore, it is not expected there will be a material trading market for the newly created Class A and Class B Common Stock shares or the Common Stock. Instead, it is expected the Company will act as the market maker for these shares.
EFFECTS ON AFFILIATES. As a result of the merger, Merger Corp. will cease to exist. All affiliated shareholders will be treated in the same manner as all unaffiliated shareholders. Affiliated shareholders will not receive preferential treatment in any manner in this transaction. Therefore, the transaction’s effects on affiliates will be the same as the effects on non-affiliated shareholders. As used in this proxy statement, the term “affiliated shareholder” means any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company. The term “non-affiliated shareholder” means any shareholder other than an affiliated shareholder.
INCREASED SHARE OWNERSHIP OF OFFICERS AND DIRECTORS. As a result of the merger, the Company expects that the percentage of ownership of Common Stock held by current officers and directors of the Company as a group will increase from 6.63% to approximately 7.26%.
EFFECTS ON SHAREHOLDERS. The merger will have various effects on the Company’s shareholders, as described below. As noted above, these effects will not vary based on whether the shareholder is an affiliated or unaffiliated shareholder. Affiliated and unaffiliated shareholders will be treated the same in this transaction. The effects of the merger to a shareholder will vary based on whether the shareholder’s shares will be exchanged for either newly created Class A or Class B Common Stock shares as a result of the merger. The determination of whether any particular shares of Common Stock will be exchanged for newly created Class A or Class B Common Stock Shares as a result of the merger will be based on whether the holder of those shares holds, in the aggregate, fewer than 1,100, but more than 99 or 99 or less shares, respectively, at the effective time of the merger.
•	SHAREHOLDERS RECEIVING CLASS A COMMON STOCK. Shareholders owning, in the aggregate, less than 1,100, but more than 99 shares of Common Stock at the effective time of the merger will, upon consummation of the merger:
•	have each Common Stock share be converted into the right to receive newly created Class A Common Stock shares on a one-share-for-one-share exchange basis; and

•	enjoy all the rights and privileges associated with the newly created Class A Common Stock.
•	SHAREHOLDERS RECEIVING CLASS B COMMON STOCK. Shareholders owning, in the aggregate, less than 100 shares of Common Stock at the effective time of the merger will, upon consummation of the merger:
•	have each Common Stock share be converted into the right to receive newly created Class B Common Stock shares on a one-share-for-one-share exchange basis; and

•	enjoy all the rights and privileges associated with the newly created Class B Common Stock.

•	SHAREHOLDERS RETAINING COMMON STOCK SHARES. Shareholders owning, in the aggregate, 1,100 or more Common Stock shares immediately prior to the effective time of the merger will, upon consummation of the merger, retain their Common Stock shares without change.
•	Potential effects on all shareholders, including both affiliated and unaffiliated shareholders, following the merger transaction include:
•	DECREASED ACCESS TO INFORMATION. If the merger is effected, the Company intends to terminate the reporting requirements of its Common Stock under the 1934 Act. As a result, the Company will no longer be subject to the periodic reporting requirements of the 1934 Act.

•	DIVIDENDS. The Company currently intends to continue to declare and pay cash dividends on its Common Stock in the foreseeable future. You should read the discussion under “PROPOSAL TWO - Dividend Policies” for more information regarding the Company’s dividend policies and the effects of the merger on the Company’s payment of dividends.
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
Summarized below are the material federal income tax consequences to the Company and its shareholders resulting from the merger. This summary is based on existing U.S. federal income tax law, which may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many shareholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other shareholders may also be subject to special tax rules, including but not limited to shareholders who received Common Stock as compensation for services. In addition, this summary does not discuss any state, local, foreign, or other tax considerations.
This summary assumes that you are one of the following: (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation created or organized under U.S. law (federal or state); (3) an estate the income of which is subject to U.S. federal income taxation regardless of its sources; (4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust; or (5) any other person whose worldwide income and gain is otherwise subject to U.S. federal income taxation on a net basis. This summary also assumes that you have held and will continue to hold your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended.
For federal income tax purposes, it is intended that neither the Company nor Merger Corp. will recognize gain or loss for federal or state income tax purposes as a result of the merger.
SHAREHOLDERS ARE ENCOURAGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES, IN LIGHT OF THEIR SPECIFIC CIRCUMSTANCES.
FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO HOLD, IN THE AGGREGATE, 1,100 OR MORE COMMON STOCK SHARES OF COMPANY STOCK AT THE EFFECTIVE TIME OF THE TRANSACTION
If you (1) hold, in the aggregate, 1,100 or more Common Stock shares at the effective time of the merger, (2) continue to hold Common Stock immediately after the merger, and (3) receive no cash as a result of your dissent from the merger, you will not recognize any gain or loss in the merger and you will have the same adjusted tax basis and holding period in your Common Stock as you had in such stock immediately prior to the merger.
FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO HOLD, IN THE AGGREGATE, LESS THAN 1,100 COMMON STOCK SHARES OF COMPANY STOCK AT THE EFFECTIVE TIME OF TRANSACTION

If you (1) hold, in the aggregate, less than 1,100 shares of Common Stock at the effective time of the merger, (2) have your existing Common Stock converted into the right to receive either Class A or Class B Common Stock, (3) exchange your existing Common Stock for shares of newly created either Class A or Class B Common Stock on a one-share-for-one-share exchange basis, and (4) do not receive cash as a result of your dissent from the merger, you will not recognize any gain or loss in the merger and you will have the same adjusted tax basis and holding period in your Common Stock as you had in such stock immediately prior to the merger.
FEDERAL INCOME TAX CONSEQUENCES TO ANY SHAREHOLDER WHO DISSENTS FROM THE TRANSACTION
Any shareholder who dissents from the transaction and receives in cash the fair value of their shares will have a taxable event. These shareholders should consult their individual tax advisor to determine whether the shares qualify for capital gains treatment and the other specific information related to their situation.
YOU ARE URGED TO CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
CAPITAL GAIN AND LOSS
For those individuals who may choose to dissent from the transaction and instead receive the fair value in cash for their Common Stock shares, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.
BACKUP WITHHOLDING
Shareholders who dissent from the transaction and instead receive in cash the fair value for their shares and those shareholders who exchange their Common Stock shares for either Class A or Class B Common Stock may be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the merger to avoid backup withholding requirements that might otherwise apply. The letter of transmittal that is used to submit Common Stock share certificates will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the effective date of the merger. Failure to provide such information may result in backup withholding.
AS EXPLAINED ABOVE, ANY AMOUNTS PAID TO YOU AS A RESULT OF THE MERGER MAY RESULT IN CAPITAL GAIN INCOME, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES. THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS BASED UPON PRESENT LAW, WHICH IS SUBJECT TO CHANGE POSSIBLY WITH RETROACTIVE EFFECT. YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE TRANSACTION, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE AMENDMENT AND MERGER PROPOSAL
The Board believes the amendment and the merger agreement, taken as a whole, is fair to, and in the best interests of, the Company and its shareholders, including unaffiliated shareholders. The Board believes the transaction is fair to those shareholders who will retain their Common Stock shares, and to those shareholders whose Common Stock shares will be converted into the right to receive either Class A Common Stock or Class B Common Stock shares on a one-for-one share basis. The Board also believes that the process by which the transaction is to be approved is fair.

The Board recommends that the shareholders vote for approval and adoption of the amendment and the merger agreement as described in this document. Each member of the Board and each officer of the Company who owns shares of Common Stock has advised the Company that he intends to vote his shares in favor of the amendment and merger agreement. As of November 30, 2010, the directors and officers of the Company beneficially owned a total of 57,511 shares of Common stock, or approximately 6.63% of the total shares entitled to vote at the Special Meeting.
The Board has retained for itself the absolute authority to reject (and not implement) the amendment and the merger agreement (even after approval thereof by shareholders) if it determines subsequently that the amendment and/or the merger agreement is not then in the best interests of the Company and its shareholders. Currently, the Board is unaware of any circumstance in which it would need to use this authority but thought it beneficial to reserve this authority in the event of an unforeseen circumstance. A Board decision to terminate the transaction would occur only after the occurrence of some material event after the mailing of these proxy materials and would be based upon full Board deliberation regarding the benefits and detriments of both completing and terminating the transaction in light of such an event. The Board’s deliberations would include discussions as to the effects on all shareholders, including affiliated and unaffiliated shareholders, of abandoning the transaction. Such a termination would occur only by a majority vote of the Board of Directors. If the Board chose to terminate the transaction following shareholder approval, all shareholders would be notified by a Company letter describing the reasons for the termination and the Company’s filing of a Form 8-K with the SEC. It is not expected the Board will choose to terminate the transaction following shareholder approval.
The Board unanimously approved the amendment and the merger agreement.
The Board considered a number of factors in determining whether to approve the merger agreement. The Company’s primary reason for adopting the amendment and the merger agreement is that, following the effective time of the transaction, the Company will be able to terminate its SEC reporting requirements. The Board considered the views of management relating to cost savings to be achieved by terminating the registration requirements of the Common Stock under the 1934 Act. The Company’s management determined that cost savings of approximately $92,000 in 2011 and $103,510 in subsequent years could be achieved if the Company terminated its SEC reporting obligations imposed by the 1934 Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued reporting of the Common Stock under the 1934 Act. The Board also considered the effect that terminating the reporting requirements of the Common Stock would have on the market for the Common Stock and the ability of shareholders to buy and sell shares, as well as the market for the newly created Class A Common Stock and Class B Common Stock. The Board determined that, even as a publicly-traded corporation, there is a limited market for the shares of the Common Stock, especially for sales of large blocks of such shares, and that Company’s shareholders derive little benefit from Company’s status as an SEC reporting company. The Board determined that the cost savings and reduced burden on management to be achieved by terminating the Company’s reporting requirements on the Common Stock under the 1934 Act outweighed any potential detriment from terminating such reporting requirements.
The Board considered numerous factors, discussed below, in reaching its conclusion as to the fairness of the amendment and merger agreement to our shareholders, including both affiliated and unaffiliated shareholders. The Board also engaged the services of a financial adviser to provide an opinion as to the fairness of the transaction, from a financial point of view, to the Company’s shareholders who will retain their Common Stock, and the Company’s shareholders who will exchange their Common Stock for newly created Class A Common Stock or Class B Common Stock on a one-share-for-one-share exchange basis. The Board did not assign any specific weights to the factors listed below. Moreover, in their considerations, individual directors may have given differing weights to different factors.
•	BURDEN OF SEC REPORTING REQUIREMENTS — The Board considered the time and expense involved in preparing and filing the documents the Company is required to file with the SEC pursuant to Section 12(g) of the Exchange Act. In considering this burden, the Board considered both the actual money expended on the preparation and filing of the documents, as well as the time Company officers and directors spent in preparing the required documentation.

•	LACK OF PERCEIVED BENEFIT FROM REPORTING COMPANY STATUS — The Board considered the benefits afforded to the Company by reason of its reporting Company status. The directors considered both the information that was made publicly available through the SEC filings, as well as what information would be available to shareholders following the termination of the SEC reporting requirements, which include quarterly call reports for the Company’s subsidiary bank and biannual bank holding company financial reports for the Company. Following the termination of the Company’s SEC reporting requirements, the Company’s obligation to file these quarterly and biannual financial reports will continue under Federal banking laws. In addition, the Company’s Board of Directors has indicated the Company will continue to produce an annual report to shareholders, which will contain information similar to the information currently disclosed in the Company’s quarterly and annual SEC reports. Based on this review, the Board felt the cost and time associated with preparing the SEC filings was not justified, based on the Company information that would still be publicly available following the suspension of the reporting requirements.

•	RIGHTS AND PRIVILEGES OF NEWLY CREATED CLASS A COMMON STOCK AND CLASS B COMMON STOCK — The Board considered the rights and privileges of the newly created Class A Common Stock and Class B Common Stock. The Board considered the voting rights, dividend preferences, conversion rights, redemption rights, right of first refusal in favor of the Company, and the liquidation preference of the newly created Class A Common Stock and Class B Common Stock. The Board, in determining the substantive fairness of the transaction, compared the rights and privileges of the Common Stock, the Class A Common Stock and the Class B Common Stock and how each had certain advantages and disadvantages over the others. The Board considered these various advantages and disadvantages as a whole and believe that because in some instances one of the classes had advantages over the other classes and disadvantages over the other classes, that as a whole the transaction was fair to the Common Stock shareholders and those shareholders to be receiving Class A Common Stock and Class B Common Stock. The three most important factors and how they offset among the various classes of stock were the dividend preference, the voting rights and the liquidation rights. For instance, the Board deemed the dividend premium of 5% for the Class A Common Stock compared to the Common Stock and the 10% dividend premium of the Class B Common Stock over the Common Stock compared to the 5% dividend premium of the Class A Common Stock over the Common Stock in conjunction with the dividend preference being a positive attribute of the Class A Common Stock and the Class B Common Stock over the Common Stock. Further, the Board believed that the Class B Common Stock dividend preference over the Class A Common Stock dividend preference offset the liquidation preference of the Class A Common Stock over the Class B Common Stock. The Board recognized that the Common Stock would maintain voting rights in all matters, whereas the Class A Common Stock and the Class B Common Stock would have voting rights only in certain limited circumstances. The Board believed that the enhanced dividend preference and the liquidation preference of the Class A Common Stock and the Class B Common Stock offset the loss of the voting rights attributable to these two classes. The Board considered that although there is no obligation to pay dividends and dividends are not cumulative, the dividend preference is a positive factor because to the extent a dividend is declared, the Class A Common Stock and the Class B Common Stock shareholders will enjoy a premium over dividends paid to Common Stock.

•	FAIRNESS TO ALL SHAREHOLDERS — The Board considered the overall fairness of the transaction to both those shareholders retaining their existing Common Stock and those shareholders who will have their Common Stock converted into the right to receive Class A Common Stock or Class B Common Stock on a one-share-for-one-share exchange basis. The Board viewed the exchange of one share of Class A Common Stock and one share of Class B Common Stock substantively fair in light of similar transactions brought to its attention by Howe Barnes. The Board reviewed certain publicly available information regarding 21 selected going private transactions (the “Guideline Transactions”) announced from June 30, 2008 to November 2010, involving U.S. banking organizations. The Board found important that the terms and characteristics of the new classifications of the stock in the Guideline Transactions were consistent with those being proposed for the Class A Common Stock and Class B Common Stock. The dividend premiums of the stock in the Guideline Transactions range from zero to 10%. In this instance, the Class A Common Stock will receive a 5% premium over the dividends paid to the holders of Common Stock and the Class B Common Stock will receive a 10% premium over the dividends paid to the holders of the Common Stock. These values are consistent with those in the Guideline Transactions, and the Board relied heavily on that consistency in determining that the one-for-one exchange ratio was fair to the Common Stock and those shareholders who would receive Class A Common Stock and Class B Common Stock. The Board also considered the fairness of the transaction procedure. The Company’s Board of Directors expressly adopts the fairness opinion as its own and also expressly adopts Howe Barnes’ analysis.

•	OPINION OF FINANCIAL ADVISOR. The Board considered the opinion of Howe Barnes Hoefer & Arnett (“Howe Barnes”) rendered to the Board on December 1, 2010 to the effect of, as of the date of such opinion and based upon and subject to certain matters stated therein, the terms of the merger agreement providing for certain Company shareholders to retain their Common Stock shares and certain Company shareholders to exchange their Common Stock shares for newly created Class A Common Stock or Class B Common Stock shares, was fair, from a financial point of view, to the Company’s shareholders, including affiliated and non-affiliated shareholders. Please refer to “Opinion of the Financial Advisor” on page __ for a summary of Howe Barnes opinion.

In connection with its deliberations, the Board did not consider the Company’s current market prices, historical market prices, net book value, going concern value or liquidation value. The Board did not view the Company’s current or historical stock prices or book, going concern or liquidation values to be material to the determination of fairness to the shareholders because the terms of the merger agreement provide each Company shareholder the ability retain an ongoing equity interest in the Company. The Company’s Board of Directors recognized those shareholders exchanging their Common Shares would be doing so for other equity securities, as opposed to cash. Thus, the various cash values described above were not deemed to be material to the determination of fairness. Further, because there is no difference in treatment between affiliated and non-affiliated shareholders (i.e., the factor of whether or not shares are converted depends solely on the number of shares owned and has nothing to do with affiliate or non-affiliate status), the Board believed there was no need to distinguish between affiliated and non-affiliated shareholders in determining fairness.
In accordance with the West Virginia Business Corporation Act, the amendment and the merger agreement require the approval of at least a majority of the shares entitled to vote at the Special Meeting of Shareholders. Neither the amendment nor the merger agreement requires a separate majority approval from the non-affiliated shareholders. This separate majority approval is not required because the West Virginia Business Corporation Act does not require such a separate approval and the Company’s directors do not believe such a separate approval is required to make the transaction procedurally fair. The Company’s Board of Directors believes the transaction to be procedurally fair to all shareholders based on the compliance of the transaction with the West Virginia Business Corporation Act and the ability for each shareholder to dissent from the transaction.

The Company’s directors unanimously approved the amendment and the merger agreement. Accordingly, a majority of the Company’s directors who are not employees of the Company voted in favor of the transaction. The Company directors who are not Company employees have not retained an unaffiliated representative to act solely on behalf of the unaffiliated security holders for purposes of negotiating the amendment or merger agreement and/or preparing a report concerning the fairness of the transaction. An unaffiliated representative to act solely on behalf of the unaffiliated shareholders was not appointed because the West Virginia Business Corporation Act does not require such an appointment and the Company’s directors do not believe such a representative is required to make the transaction procedurally fair. The Company’s Board of Directors believes the transaction to be procedurally fair to all shareholders based on the compliance of the transaction with the West Virginia Business Corporation Act and the ability for each shareholder to dissent from the transaction.
Affiliated security holders will have access to the Company’s corporate files only as allowed by applicable West Virginia law. Further, unaffiliated shareholders shall not have the right to obtain counsel or appraisal services at the Company’s expense.
No firm offers, other than in conjunction with the merger, of which the Board is aware have been made by an unaffiliated person during the preceding two years for (i) the merger or consolidation of the Company into or with such person, (ii) the sale or other transfer of all or any substantial part of the assets of the Company, or (iii) the purchase of a number of shares of Common Stock that would enable the holder thereof to exercise control of the Company.
After consideration of all this information, the Board determined that the amendment and the merger agreement, which provides for the shares held by those shareholders who hold, in the aggregate, 1,100 or more Common Stock shares to remain as existing Common Stock shares. Those shares held by any shareholder who holds, in the aggregate, less than 1,100, but more than 99 shares to be converted into the right to receive the newly created Class A Common Stock on a one-share-for-one-share exchange basis to be fair to and in the best interest of the Company’s shareholders. Those shares held by any shareholder who holds, in the aggregate, less than 100 shares to be converted into the right to receive the newly created Class B Common Stock on a one-share-for-one-share exchange basis to be fair to and in the best interest of the Company’s shareholders.
OPINION OF FINANCIAL ADVISOR
The Company engaged Howe Barnes Hoefer & Arnett (“Howe Barnes”) to issue a fairness opinion in connection with the merger. The Company’s Board of Directors engaged Howe Barnes to determine whether the exchange of the Company’s Class A Common Stock and Class B Common Stock, the terms of which were set by the Board of Directors prior to the engagement of Howe Barnes, were fair, from a financial point of view, to the Company’s shareholders. Howe Barnes is a full service brokerage firm that specializes in preparing and issuing fairness opinions. The Company engaged Howe Barnes following a review of multiple proposals for the engagement based on their reputation and prior experience in evaluating similar transactions. Howe Barnes’ fee for preparing and issuing the opinion was approximately $17,000.
Howe Barnes’ fairness opinion sets forth the terms of the transaction, including the rights and privileges of the newly created Class A Common Stock and Class B Common Stock and discloses the various items Howe Barnes relied upon in forming the fairness opinion. For a more complete discussion of Howe Barnes’ fairness opinion, please refer to “Opinion of Financial Advisor” on page 34.

The full text of the written opinion of Howe Barnes dated December 1, 2010, which set forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Annex C hereto and is incorporated herein by reference. Howe Barnes’ opinion is directed to the Board, addresses only the fairness from a financial point of view of the transaction, and does not constitute a recommendation to any shareholder as to how such shareholder should vote. The Company’s Board of Directors expressly adopts the fairness opinion as its own.
In rendering its fairness opinion, Howe Barnes presented to the Company’s Board of Directors a Documentation Report Relating to the Fairness of the Proposed Merger between the Company and Allegheny Merger Corp. (“Fairness Report”). This report contains a description of the assignment, which explains the Company engaged Howe Barnes to determine whether the terms of the proposed merger of the Company with and into Merger Corp. with the Company being the surviving corporation pursuant to the merger agreement are fair to the shareholders of the Company from a financial point of view.

SUMMARY FINANCIAL INFORMATION
SUMMARY HISTORICAL FINANCIAL INFORMATION OF COMPANY
The following summary historical consolidated financial data for the Company for the fiscal years ended December 31, 2007, 2008 and 2009, was derived from the audited consolidated financial statements of the Company. The unaudited historical consolidated financial data of the Company as of and for the nine months ended September 30, 2009 and 2010 was derived from the Company’s unaudited interim consolidated financial statements which, in the opinion of management of the Company, have been prepared on the same basis as the audited consolidated financial statements and include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the financial data for such periods. The income statement data for the nine months ended September 30, 2010 is not necessarily indicative of results for a full year. This financial information is only a summary and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of the Company and the notes thereto included in our 2009 Annual Report to Shareholders and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, and the “Selected Historical Financial Data” included elsewhere in this proxy statement.

	YEAR ENDED			NINE MONTHS ENDED
	DECEMBER 31,			SEPTEMBER 30,
	2009	2008	2007	2010	2009
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)				(unaudited)
CONSOLIDATED INCOME STATEMENT DATA:
Total interest income	$12,700	$12,608	$13,177	$9,811	$9,397
Total interest expense	4,214	4,864	5,395	2,773	3,252

Net interest income	8,486	7,744	7,782	7,038	6,145
Income before income taxes	2,761	2,700	3,436	2,461	1,749
Income tax expense	908	642	964	695	586
Net Income	1,852	2,058	2,473	1,766	1,163

PER SHARE INFORMATION:
Net Income	2.13	2.35	2.80	2.04	1.34
Cash Dividends	1.50	1.45	1.40	0.00	0.00

CONSOLIDATED BALANCE SHEET DATA:
Total assets	$242,887	$204,730	$194,881	$253,908	$246,163
Shareholders’ equity	27,608	27,160	26,731	29,617	28,372
Tier 1 capital	10.68%	13.27%	13.73%	10.96%	11.38%

RATIO OF EARNINGS TO FIXED CHARGES*	1.66	1.56	1.64	1.89	1.54
PER SHARE MARKET PRICE AND DIVIDEND INFORMATION
The Common Stock is not listed on an exchange and is not heavily traded. The trades that have occurred are those that, to management’s knowledge, have been individually arranged. The prices listed below are based upon information available to management through discussions with shareholders, and to management’s knowledge,

*	(Net income before taxes + interest expense)/interest expense.

represent the amount at which its stock was traded during the periods indicated. Prices reflect amounts paid by purchasers of the stock and therefore, may include commissions or fees. The amounts of such commissions or fees, if any, are not known to management. No attempt was made by management to ascertain the prices for every sale made during these periods:

	HIGH TRADE	LOW TRADE
	PRICE	PRICE
2008

First Quarter	$65.00	$60.00
Second Quarter	67.00	60.00
Third Quarter	67.15	60.00
Fourth Quarter	65.00	58.50

2009

First Quarter	$65.00	$60.00
Second Quarter	65.00	65.00
Third Quarter	70.00	60.00
Fourth Quarter	70.00	60.00

2010

First Quarter	$70.00	$70.00
Second Quarter	70.00	65.00
Third Quarter	70.00	70.00
Fourth Quarter	70.00	70.00
(through November 30, 2010)
As of November 30, 2010 the Company had approximately 788 shareholders, including registered holders and beneficial owners of shares held in street name.
As a bank holding company, the Company’s ability to pay dividends will depend upon the dividends it receives from Pendleton Community Bank (“Bank”), the holding company’s sole subsidiary. Also, the ability of the Company to pay dividends depends on the extent of any Company obligations, such as debt service and whether the Company is current with any debt service obligations and not in default with the terms of any loan agreement. The Company’s ability to pay dividends is also restricted by federal and state banking regulations and, in particular, the Company’s obligation to act as a source of strength to its wholly owned subsidiary bank.
As the sole Bank shareholder, the Company is entitled to dividends as may be declared by the Board of Directors of the Bank out of funds legally available for dividends. The future dividend policies of the Bank, however, are subject to the discretion of the Board of Directors of the Bank and will depend upon such factors as future earnings, financial condition, cash needs, capital adequacy, compliance with applicable statutory and regulatory requirements and general business conditions. West Virginia state law allows a bank’s board of directors to declare a dividend of so much of the Bank’s net profits as they shall judge expedient, except that until the surplus fund of such banking institution equals its common stock, no dividends shall be declared unless there has been carried to the surplus fund not less than 10% of the Bank’s net profits of the preceding half year in the case of quarterly or semi-annual dividends, or not less than 10% of the Bank’s net profits of the preceding two consecutive half-years in the case of annual dividends. Further, West Virginia state law requires approval of the State Banking Commissioner before a bank may declare dividends which exceed the total of its net profits of that year, combined with its retained net profits of the preceding two years. As of September 30, 2010, the Company had $2,960,326 available for dividends.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION
“FORWARD LOOKING STATEMENTS” ARE THOSE STATEMENTS THAT DESCRIBE MANAGEMENT’S BELIEFS AND EXPECTATIONS ABOUT THE FUTURE. WE HAVE IDENTIFIED FORWARD-LOOKING STATEMENTS BY USING WORDS SUCH AS “ANTICIPATE,” “BELIEVE,” “COULD,” “ESTIMATE,” “MAY,” “EXPECT,” AND “INTEND.” ALTHOUGH WE BELIEVE THESE EXPECTATIONS ARE REASONABLE, OUR OPERATIONS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE DESCRIBED IN THIS PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THEREFORE, THESE TYPES OF STATEMENTS MAY PROVE TO BE INCORRECT.
INTRODUCTION
GENERAL
The accompanying Proxy is solicited by and on behalf of the Company’s Board of Directors for use at the Special Meeting of Shareholders to be held on _____________, 2011, at the time and place and for the purposes set forth in the accompanying Notice and at any recess or adjournments thereof. The original solicitation will be made by mail. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of Proxies may be made personally, electronically or by telephone following the original solicitation. All further solicitation will be by regular employees of the Company.
Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by delivering to L. Kirk Billingsley, Allegheny Bancshares, Inc., 300 North Main Street, P. O. Box 487, Franklin, West Virginia 26807, a written notice of revocation bearing a later date than the Proxy, by duly executing and delivering a subsequently dated Proxy relating to the same shares or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).
All shares entitled to vote represented by a properly executed and unrevoked Proxy received in time for the meeting will be voted at the meeting in accordance with the instructions given, but in the absence of instructions to the contrary, such shares will be voted FOR the proposal to approve the merger agreement. Persons empowered as Proxies will also be empowered to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof, except that discretionary authority on the part of the Proxies will be limited to matters of which we did not have notice a reasonable time before our mailing of this Proxy Statement and the Proxy. The Proxy Statement and Proxy are being mailed to shareholders on or about February 7, 2010.
ANNUAL REPORT AND QUARTERLY REPORT
The Company’s Annual Report to Shareholders and 10-K for the fiscal year ended December 31, 2009, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 are available on www.sec.gov and upon request from the Company.
VOTING OF SHARES
Holders of record of Common Stock at the close of business on                     , the record date for those entitled to notice of the meeting, will be entitled to vote at the Special Meeting. The proposal to approve the amendment to the Company’s Articles of Incorporation and the proposal to approve the merger agreement must receive the affirmative vote of at least a majority of the shares of the Company entitled to vote at the special meeting of shareholders. With respect to any matter other than the approval of the merger agreement, the vote of the holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote shall be the act of the shareholders, unless the vote of a different number is required by the West Virginia Business Corporation Act or Bylaws of the

Company. As of                     , there were 867,459 issued and outstanding shares of Common Stock held of record by                      shareholders.
The Company’s officers and directors together beneficially own approximately 6.63% of the outstanding Common Stock. Each share of Common Stock is entitled to one vote on the matters presented at the meeting. In accordance with the Company’s Articles of Incorporation, no cumulative voting shall be allowed.
QUORUM
A quorum for the transaction of business at the Special Meeting consists of holders of a majority of the outstanding shares of the Company’s Common Stock, present in person or by proxy. In the event that less than a majority of the outstanding shares are present at the Special Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Special Meeting from time to time without further notice, until a quorum shall be present or represented. Any proxies received that vote “Against” the amendment or the merger agreement will not be voted in favor of an adjournment.
Abstentions and broker non-votes (shares held by broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum at the Special Meeting. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.
PROXIES
Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing. Proxies with rubber stamped facsimile signatures may be used and unexecuted proxies may be counted upon receipt of a photographic, photo-static, facsimile or similar reproduction of an executed proxy from the shareholder. Proxies meeting these requirements submitted at any time prior to the votes being taken during the Special Meeting will be accepted.
COMPANY OFFICERS AND DIRECTORS
Set forth in the table below are the (i) name, (ii) address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of the Company’s directors and executive officers. None of the listed individuals was convicted in a criminal proceeding in the past five years (excluding traffic violations or similar misdemeanors) and was not a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Each person identified below is a United States citizen. Unless otherwise noted, the principal business address of each person identified below is 300 North Main Street, P. O. Box 487, Franklin, West Virginia 26807.

		Director	Principal Occupation for Past Five Years
Name	Age	Since	and Position Held with Company
William G. Bosley, III	39	Director of Allegheny Since 2009; Director of Pendleton Community Bank Since 2009	Optometrist — President and Owner of Bosley Eye Care, Inc., Moorefield, West Virginia

Thomas J. Bowman	85	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1969	Retail Hardware — Owner of T.J. Bowman, Inc. and Ernest Bowman & Brothers, Inc., Franklin, West Virginia

		Director	Principal Occupation for Past Five Years
Name	Age	Since	and Position Held with Company
Roger D. Champ	64	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1994; Secretary of the Bank Board	Retired Owner and Operator of Champs Tire & Lube; Retired Owner and Operator of Champs Backhoe & Plumbing Service, both of Hardy County, West Virginia.

Laura S. Evick	39	Director of Allegheny Since 2010, Director of Pendleton Community Bank Since 2010	Attorney and Partner — Hoover Penrod, PLC, Harrisonburg, Virginia; Attorney — Clark & Bradshaw, P.C.

John E. Glover	67	Director of Allegheny Since 2002; Director Pendleton Community Bank Since 1999; Vice Chairman of the Bank Board	Dentist — Owner and Operator of Private Dental Practice

Carole H. Hartman	63	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1990; Chairman of the Bank Board	Insurance Agent and Owner — Pendleton County Insurance Agency, Franklin, West Virginia

Dolan Irvine	62	Director of Allegheny Since 2003; Director of Pendleton Community Bank Since 2003	Assessor — Pocahontas County; Farmer

William A. Loving, Jr.	55
Director of Allegheny Since 2002; Executive Vice President and CEO of Pendleton Community Bank Since 2000; Executive Vice President and CEO of Allegheny Since 2002; President and CEO of Allegheny and Pendleton Community Bank Since 2010
			President and Chief Executive Officer — Pendleton Community Bank and Allegheny Bancshares, Inc.

Richard C. Phares	81	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1969	Owners and Operator — Phares Farms, Pendleton and Randolph Counties, West Virginia; Owner and Operator — Commercial Laundries, Moorefield and Parsons, West Virginia

L. Kirk Billingsley	49		Chief Financial Officer — Pendleton Community Bank and Allegheny Bancshares, Inc.

John D. Heavner	73	Appointed Director Emeritus on February 2, 2006; Director of Allegheny Since 2002; Director of Pendleton Community Bank since 1972

Set forth below is certain information concerning members of the Board of Directors. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the past five years.
William G. Bosley, III. Dr. Bosley is an optometrist who currently is President and owner of Bosley Eye Care, Inc. in Moorefield, West Virginia. He is a member of the Tennessee Optometric Association, West Virginia Optometric Association and a board member of the Clarksville Golf Association. Dr. Bosley is active in the community and serves as President of the Maysville Elementary School PTO. Dr. Bosley’s management and leadership skills acquired from operating his own business in addition to his service to the community qualify him to be a member of the Board of Directors.
Thomas J. Bowman. Mr. Bowman is owner of T.J. Bowman, Inc. and Ernest Bowman & Brothers, Inc. which operates a full service retail hardware store in Franklin, West Virginia. Mr. Bowman is also a farmer. He is a member of the Pendleton County Farm Bureau, Pendleton County Chamber of Commerce, American Legion, Veterans of Foreign Wars, Masonic Lodge and a board member of the Main Street Methodist Church. Mr. Bowman has served as past President of the Franklin Volunteer Fire Department and past member of the Pendleton County Economic Development Authority. Mr. Bowman’s director qualifications include his tenure on Allegheny’s board since inception and the Bank’s board since 1969, where he has been serving on the Audit Committee for many years. His management and business skills combined with his dedication to numerous community organizations have been an asset to the board.
Roger D. Champ. Mr. Champ was owner and operator of Champs Tire & Lube for eight years and owner and operator of Champs Backhoe & Plumbing Service for 27 years, both located in Hardy County, West Virginia, before retiring in 2007. He served as Hardy County Commissioner for 18 years where he served on the County Extension Committee, 911 Board, Rural Development Authority Board, Solid Waste Authority Board and Region 8 Development Authority Board. Mr. Champ’s memberships include the Hardy County Chamber of Commerce, Hardy County Rod & Gun Club, Vietnam Veterans of America Chapter 172, Veterans of Foreign Wars, Disabled American Veterans, American Legion, 40/8 Voiture Locale 1623, and Operating Engineers Local 132. Mr. Champ’s director qualifications include his tenure on Allegheny’s board since inception and the Bank’s board since 1994, where he has been serving on the Audit Committee for many years and is currently Secretary of the Board of Directors, and the management and leadership skills acquired through operating his own businesses and serving on several boards in the community.
Laura S. Evick. Mrs. Evick is an Attorney and Partner of the law firm, Hoover Penrod, PLC, located in Harrisonburg, Virginia, where she maintains a civil litigation practice with a special focus in the areas of domestic relations, adoption, and real estate. Prior to 2007, she worked as an attorney at Clark & Bradshaw, P.C. Mrs. Evick is an experienced trial attorney who has litigated cases in the state courts of both Virginia and West Virginia. She is a member of the Virginia State Bar and Virginia Bar Association; West Virginia State Bar Association; Harrisonburg-Rockingham County Bar Association, (past Secretary — 1988); International Association of Collaborative Professionals; and a Charter Member of Collaborative Professionals of the Shenandoah Valley and Family Law Section of Virginia State Bar. She is also serving as director of the Coalition for Quality Childcare, Inc., deacon of Bridgewater Church of the Brethren, member of the Industrial Development Authority of the Town of Bridgewater, and member of the John Wayland Elementary School PTA. Mrs. Evick’s director qualifications include her experience as an attorney providing legal advice to businesses and involvement with real estate transactions, in addition to her community contacts and involvement.
John E. Glover. Dr. Glover is a dentist and has owned and operated a private dental practice for 42 years. He is a member of the American Dental Association and past president of the West Virginia Dental Association and the Potomac Valley Dental Society. Dr. Glover currently serves as Vice Chairman of Grant County Board of Health, Chairman of Grant County Housing Authority and Treasurer of the Grant County Convention & Visitors’ Bureau. Dr. Glover’s director qualifications include his tenure on Allegheny’s board since inception and the Bank’s board since 1999, in addition to his skills and expertise acquired in operating his own dental practice as well as his service to several community organizations. He serves as a Chair of the Bank’s Audit Committee and is currently Vice Chairman of the Board of Directors.

Carole H. Hartman. Ms. Hartman is an insurance agent and owner of Pendleton County Insurance Agency in Franklin, West Virginia, since 1989. She is a director and officer of Mutual Protective Association of West Virginia and a member of the Independent Insurance Agents of West Virginia and the Westfield Agents Association. Ms. Hartman is an officer of the Pendleton County Democratic Women’s Club and the Potomac Highlands Wounded Warriors Outreach. She is very involved in the community and her other memberships include Pendleton County Chamber of Commerce, West Virginia University Foundation, Franklin Lions Club, and WSUMC Ladies Aid Society. Ms. Hartman’s director qualifications include her tenure on Allegheny’s board since inception and the Bank’s board since 1990, in addition to her business knowledge and leadership skills in operating her own insurance agency as well as her numerous community contacts. She serves as a member of the Bank’s IT Steering Committee and is currently Chairman of the Board of Directors.
Dolan W. Irvine. Mr. Irvine is the Assessor of Pocahontas County and a farmer. He is a Certified Real Estate Appraiser and serves on the Board of Directors of the Pocahontas County Farm Bureau and the Southern States Cooperative. Mr. Irvine also serves on the State Property Valuation Commission as appointed by the Governor of West Virginia. Mr. Irvine’s skills and expertise acquired as a real estate appraiser and county assessor as well as his knowledge of the agricultural community, qualify him for the Board of Directors. He has been a member since 2003.
William A. Loving, Jr. Mr. Loving serves as President and CEO of Allegheny and the Bank. Prior to this appointment in April of 2010, he served as Executive Vice President and CEO. Loving holds the Certified Lender Business Banker (CLBB) designation issued by the American Institute of Certified Bankers. Active in many civic and professional organizations, Loving presently serves as teacher, fellow, and on the Board of Trustees of the West Virginia School of Banking; board member of the West Virginia Bankers Association; board member and past chairman of the Community Bankers of West Virginia; Chairman of the Regulation Review Committee, member of the Policy Development Committee, and State Director of the Independent Community Bankers of America (ICBA); member of the Board of Trustees of The Graduate School of Banking at Louisiana State University; member of the Pendleton County Economic and Community Development Authority; and founding board member and past chairman of the Pendleton County Chamber of Commerce. Mr. Loving’s director qualifications include his over 36 years of community banking experience as well as his service to numerous banking organizations. He has served on Allegheny’s board since inception and has served on the Bank’s board since 2000.
Richard C. Phares. Mr. Phares is owner and operator of Phares Farms in Pendleton and Randolph Counties and Commercial Laundries located in Moorefield and Parsons, West Virginia. For 48 years he owned and operated Phares General Store in Onego, West Virginia, before closing in 2007. Mr. Phares was appointed US Post Master, Onego, West Virginia, from 1961 until he retired in 1990. He has served on the board of directors of Southern States Cooperative and the Farm Service Agency. His memberships include Veterans of Foreign Wars, Pendleton County Chamber of Commerce, Pendleton County Farm Bureau and the Ruritan Club. Mr. Phares’ director qualifications include his tenure on Allegheny’s board since inception and the Bank’s board since 1969, in addition to his skills and expertise in operating his own businesses as well as his knowledge of the agricultural community.
AFFILIATED PARTY BUSINESS RELATIONSHIPS
The Company’s management personnel have had and expect to continue to have banking transactions with the Bank in the ordinary course of business. Extensions of credit to such persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the opinion of management that these transactions do not involve more than a normal risk of collectability or present other unfavorable features.
As of September 30, 2010, outstanding loan balances to related parties totaled $698,395 or 2.36% of equity capital with unused lines of credit of $579,671 or 1.96% of the equity capital of the Company outstanding to these parties.
Other than loans originated in the normal course of business by the Bank, none of the directors, executive officers, five percent or more beneficial stockholders or their immediate family members have an interest or are involved in any transactions with the Company or the Bank in which the amount involved exceeds $120,000, or was not subject to the usual terms or conditions, or was not determined by competitive bids. Information related to loans granted to related parties in excess of $120,000 are set forth below. Similarly, no director, executive officer or five percent or more beneficial stockholder has an equity interest in excess of 10 percent in a business or professional entity that has made payments to or received payments from the Company or the Bank in 2010 for property or services which exceeds five percent of either party’s gross revenue.
CONDUCT OF THE COMPANY’S BUSINESS AFTER THE MERGER
The Company expects its business and operations to continue as they are currently being conducted and, except as disclosed below, the amendment and merger agreement are not anticipated to have any effect upon the conduct of such business. The Board believes the going-private transaction is consistent with the Company’s vision of maintaining an independent banking strategy. If the merger is consummated, those shares held by any shareholder who holds, in the aggregate, 1,100 or more Common Stock shares will remain as existing Common Stock, those shares held by any shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares will have their shares converted into the right to receive the newly created Class A Common Stock on a one-share-for-one-share exchange basis, and those shares held by any shareholder who holds, in the aggregate, less than 100 Common Stock shares will have their shares converted into the right to receive the newly created Class B Common Stock on a one-share-for-one-share exchange basis. All shareholders (except those shareholders who may choose to dissent from the transaction) will retain an equity interest in and will be shareholders of the Company, and will participate in its future potential or earnings and growth, subject to the rights and privileges of each class of stock.
If the amendment and the merger agreement are effected, the Company believes that, based on its shareholder records, approximately 191 record shareholders will remain as Common Stock shareholders, and approximately 301 record shareholders will have their shares converted into the right to receive the newly created Class A Common Stock and approximately 307 record holders will have their shares converted into the right to receive the newly created Class B Common Stock. In addition, individuals who are currently members of the Board of Directors and of management of the Company now owning approximately 6.63% of the Common Stock will own approximately 7.26% of the Common Stock after the merger.
The Company plans, as a result of the merger, to terminate its SEC reporting obligations by filing the appropriate forms and documents with the Securities and Exchange Commission. Because the Common Stock will no longer be subject to public company reporting requirements, the Company will be relieved of the obligation to file certain quarterly and annual documents required by the SEC. You should read the discussion under “The Effects of the Merger” for more discussion regarding the effects of the Company terminating its SEC reporting obligations. The Company estimates that termination of the Company’s reporting obligations under the 1934 Act will save Company approximately $92,000 in 2011 and $103,510 in subsequent years in legal, accounting and other expenses.
As stated throughout this Proxy Statement, the Company believes there are significant advantages in effecting the amendment and the merger agreement and the “going private” transaction. The Company plans to avail itself of any opportunities it may hereafter have as a non-SEC reporting company, including, but not limited to, making itself a more viable candidate with respect to and entering into a merger or acquisition transaction, making any public or private offering for its shares, or entering into any other arrangement or transaction as it may deem appropriate. Although management does not presently have an intent to enter into any such transaction nor is management currently in negotiations with respect to any such transaction, there is always a possibility that the Company may enter into such an arrangement or transaction in the future and the shareholders of the Company may receive payment for their shares in any such transaction. Such consideration may be lower than, equal to or in excess of any consideration that may be paid to shareholders in connection with the merger.
Other than as described in this Proxy Statement, neither the Company nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; to sell or transfer any material amount of its assets; to change its Board of Directors or management; to change materially its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.
OPINION OF FINANCIAL ADVISOR
The Company engaged Howe Barnes Hoefer & Arnett (“Howe Barnes”) to issue a fairness opinion in connection with the merger. The Company’s Board of Directors engaged Howe Barnes to determine whether the exchange of the Company’s Class A Common Stock and Class B Common Stock, the terms of which were set by the Board of

Directors prior to the engagement of Howe Barnes, were fair, from a financial point of view, to the Company’s shareholders. Howe Barnes is a full service brokerage firm that specializes in preparing and issuing fairness reports. The Company engaged Howe Barnes following a review of multiple proposals for the engagement based on their reputation and prior experience in evaluating similar transactions. Howe Barnes’ fee for preparing and issuing the opinion was approximately $17,000.
Howe Barnes’ fairness opinion sets forth the terms of the transaction, including the rights and privileges of the newly created Class A Common Stock and Class B Common Stock, discloses the various items Howe Barnes relied upon in forming the fairness opinion, which include discussions with Company representatives, the merger agreement, audited and unaudited Company financial statements, Company financial forecasts and projections, (including the 2011 budget), securities portfolio report, listing of OREO and fixed assets, loan watch list and assumed asset growth and profitability rates, historical Company stock activity and financial performance, similar transactions and other relevant information, and indicates the merger agreement and the actions related thereto are fair, from a financial point of view, to all Company shareholders. Howe Barnes stated that it was not retained to and did not conduct a physical inspection of any of the Company’s properties or facilities and did not make any independent evaluation or appraisal of the assets, liabilities or prospects of the Company and were not furnished with any such evaluation or appraisal. Howe Barnes also did not review any individual credit files. Howe Barnes stated that its opinion was based on economic, market and other conditions in effect on and the information made available to it on the date of the opinion. In rendering its fairness opinion, Howe Barnes presented to the Company’s Board of Directors a Documentation Report relating to the Fairness of the Proposed Merger between Allegheny Bancshares and Allegheny Merger Corp. (“Fairness Report”). This report contains a description of the assignment, which explains the Company engaged Howe Barnes to determine whether the terms of the proposed merger of the Company with and into Allegheny Merger Corp. with the Company being the surviving corporation pursuant to the merger agreement, are fair to the shareholders of the Company from a financial point of view.
As described in its opinion, Howe Barnes assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by Howe Barnes for purposes of their opinion. With respect to the information relating to the prospects of the Company, Howe Barnes assumed that such information reflected the best currently available judgments and estimates of the management of the Company as to the likely future financial performance of the Company. Howe Barnes did not verify through independent inspection or examination the specific assets or liabilities of the Company. Howe Barnes did not make nor were they provided with an independent evaluation or appraisal of the assets or liabilities of the Company.
The full text of the written opinion of Howe Barnes dated December 1, 2010, which set forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Annex C hereto and is incorporated herein by reference. Howe Barnes’ opinion is directed to the Board, addresses only the fairness from a financial point of view of the transaction, and does not constitute a recommendation to any shareholder as to how such shareholder should vote. The Company’s Board of Directors expressly adopts the Fairness Opinion as its own.
The Fairness Report also discusses the terms of the transaction, which provide all Common Stock shares held by any shareholder who holds, in the aggregate 1,100 or more Common Stock shares will remain Common Stock shares, Common Stock shares held by any shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares will be converted into the right to receive Class A Common Stock on a one-share-for-one-share exchange basis, and Common Stock shares held by any shareholder who holds, in the aggregate, less than 100 shares will be converted into the right to receive Class B Common Stock on a one-share-for-one-share exchange basis. The Fairness Report discusses the Class A Common Stock and Class B Common Stock rights and privileges, which were set by the Company’s Board of Directors, not Howe Barnes.
The Fairness Report details 21 selected going private transactions (the “Guideline Transactions”) announced from June 30, 2005 to November 26, 2010 involving U.S. banking organizations. Howe Barnes reviewed the terms of the transactions and the characteristics of the new classes of common stock and preferred stocks for those transactions and compared them with the terms of the merger and the newly created Class A and Class B Common Stock. The Report finds the dividend premium for the new classifications of common and preferred stocks from the 21 Guideline Transactions ranged from 0 to 10%. In this transaction, the Class A Common Stock will receive a 5% premium on the dividends paid to holders of Class A Common Stock and the Class B Common Stock will receive a 10% premium on the dividends paid to holders of Class B Common Stock, which falls within the range of values in the Guidelines Transactions, which, according to the Fairness Report, supports the fairness of the transaction.
In addition to reviewing the Guideline Transactions, the fairness opinion includes an analysis of the Company’s historical financial performance for the years 2006 through 2009 and through September 30, 2010. In forming the fairness opinion, Howe Barnes reviewed and relied upon a number of Company documents that it requested from the Company and described below:

•	Howe Barnes requested a list of all shareholders owning more than 5% of the Company’s outstanding common shares. The Company has one shareholder that own more than 5% of the Company’s outstanding common shares.

•	Howe Barnes requested and was provided with a copy of the Company’s 2009 Annual Report. Copies of the Company’s 2009 Annual Report were previously provided to Company shareholders and are available online at www.sec.gov and a copy is enclosed herewith.

•	Howe Barnes requested and was provided with a copy of the Company’s 2011 budget prepared by the Company’s officers for the Company’s Board of Directors.

•	Howe Barnes requested and was provided a copy of the Company’s security portfolio schedule showing the book value and fair market values and maturity for each of the Company’s securities as of October 31, 2010. This information is summarized in the Company’s Call Report as of the same date.

•	Howe Barnes requested and was provided a listing of the stated book value and fair market or assessed value of the Company’s fixed assets and other real estate owned as of October 31, 2010.

•	Howe Barnes requested and was provided a copy of the Company’s loan watch list as of November 26, 2010.

•	Howe Barnes requested and was provided a copy of the Company’s loan loss reserve adequacy calculation as of September 30, 2010.

•	Howe Barnes requested information relating to the Company’s expected asset growth rate, return on assets, and cash dividend payout rate for the years 2011 through 2015. The information provided to Howe Barnes in response to such request is set forth below.

			Cash
	Asset Growth	Return on	Dividend
	Rate	Assets	Payout Rate
2010	3.9%	.97%	55%
2011	4.7%	1.00%	54%
2012	5.0%	1.02%	52%
2013	5.0%	1.04%	50%
2014	5.0%	1.05%	49%
The information below presents projected financial information for Company for 2011, including the projected Balance Sheet and Income Statement, as per Company’s budget.
BALANCE SHEET
(In Thousands)

2011 Budget
ASSETS
Total Cash and Cash Items	2,929
Total Due from Banks	2,674
Total Cash/Due from Banks	5,603
Total Investments	44,526
Total Real Estate Loans	89,819
Total Consumer Loans	13,345
Total Commercial Loans	102,068
Gross Loans	205,232
Allowance for Loan Losses	2,309
Net Loans	202,923
Total Premises and Equipment	7,298
Other Real Estate Owned	1,060
Total Interest Receivable Investment	263
Total Interest Receivable Loan	1,310
Total Prepaids	1,235
Other Assets	1,274
Total Other Assets	12,440

TOTAL ASSETS	265,492

2011 Budget
LIABILITIES
Total Deposits	229,857
Borrowed Funds	4,455
Total Interest Payable	412
Total Miscellaneous Payable	472
Total Other Miscellaneous Liabilities	568
Total Other Liabilities	1,452
Total Equity Capital	29,728

TOTAL LIABILITIES AND EQUITY	265,492

INCOME STATEMENT
(In Thousands)

2011 Budget
INTEREST INCOME
Total Investment Income	1,440
Total Loan Income	12,766

TOTAL INTEREST INCOME	14,206

INTEREST EXPENSE
Total Deposit Expense	3,892
Total Borrowed Funds Expense	225

TOTAL INTEREST EXPENSE	4,117

NET INTEREST INCOME	10,089

TOTAL NON-INTEREST INCOME	2,040
TOTAL NON-INTEREST EXPENSE	7,302
PROVISION FOR LOAN LOSSES	1,304

INCOME BEFORE TAX	3,523
NET TAXES AND ADJUSTMENTS	1,008

NET INCOME	2,515

This budget as shown above has not yet been completed or approved by the Company’s Board of Directors. The 2011 budget should be completed in December 2010 and voted on in January 2011.
Howe Barnes considered the 2011 budget important because of the offsetting advantage the Class A Common Stock shareholders and the Class B Common Stock shareholders would receive (in return for giving up the right to vote for directors) as a result of the dividend premium. Howe Barnes used these budget numbers to illustrate that the Company should be able to continue to pay dividends, and thus the premium to the Class A Common Shareholders and the Class B Common Shareholders.
In conducting its review and arriving at its opinion, Howe Barnes relied upon and assumed the accuracy and completeness of the financial and other information provided to it, or made publicly available, and has not assumed any responsibility for independent verification of the same. In performing the Fairness Opinion, Howe Barnes relied upon the management of the Company as to the reasonableness of the financial and operating forecast and projections (and the assumption and bases therefore) provided. Howe Barnes has assumed that such forecasts and projections reflect the best currently available estimates and judgment of the management of the Company. Howe Barnes did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company.
Based on the projected cost savings from terminating SEC reporting obligations, which are assumed to be approximately $92,000 in 2011 and $103,510 in subsequent years, the comparative analysis with the Guideline Transactions and, assuming the accuracy and completeness of the information and data provided to Howe Barnes by the Company, Howe Barnes is of the opinion that, as of the date of the Fairness Report, the terms of the proposed transactions are fair to the shareholders of the Company, from a financial point of view. The Company’s Board of Directors expressly adopts the Fairness Report as its own.
YOU ARE ENCOURAGED TO READ THE HOWE BARNES FAIRNESS OPINION AND FAIRNESS REPORT IN THEIR ENTIRETY. THE FULL TEXT OF THE HOWE BARNES FAIRNESS OPINION AND REPORT ARE ATTACHED AS ANNEX C TO THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Based upon information received by the Company upon request from the persons concerned, each person known by the Company to be the beneficial owner of more than five percent of Common Stock, each director, named executive officer and all directors and executive officers of the Company as a group, owned beneficially as of November 15, 2010, the number and percentage of outstanding shares indicated in the following table:

Name and Address	Number of Shares	Percent of Class
William G. Bosley, III	500	0.06%
Thomas J. Bowman	13,338	1.54%
Roger D. Champ	5,209	0.60%
Laura S. Evick	500	0.06%
John E. Glover	13,372	1.54%
Carole H. Hartman	2,650	0.31%
Dolan Irvine	2,043	0.24%
William A. Loving, Jr.	1,238	0.14%
Richard C. Phares	18,661	2.15%
L. Kirk Billingsley	96	0.01%
John D. Heavner	3,600	0.42%
PROPOSAL ONE
APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION
SUMMARY
The Company’s Board of Directors adopted the amendment to the Company’s Articles of Incorporation on November 29, 2010. A copy of the amendment to the Articles of Incorporation is attached to this proxy statement as Annex A. It is expected the amendment to the Company’s Articles of Incorporation will be filed and will become effective shortly after shareholder approval of the amendment is obtained. Upon filing of the amendment, the Company’s Articles of Incorporation will be amended to authorize 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock. The Company’s existing 2,000,000 authorized shares of Common Stock will remain unchanged. Both the Class A Common Stock and the Class B Common Stock will have distinct rights and privileges, which will allow the existing Common Stock, the Class A Common Stock, and the Class B Common Stock to be viewed as separate classes of securities for SEC purposes. The amendment to the Articles of Incorporation requires the approval of the holders of at least a majority of shares entitled to vote at the special meeting.
REASONS FOR THE AMENDMENT
The primary reason for the amendment to the Articles of Incorporation is to authorize a Class A and Class B Common Stock which the Company can exchange for its existing Common Stock following the effective date of the merger agreement. The Company’s Articles of Incorporation currently do not provide the Company with authorized Class A or Class B Common Stock shares that it could use to exchange for Common Stock shares.
EFFECT ON SHAREHOLDERS
The amendment to the Articles of Incorporation will not have an immediate effect on the shareholders. The amendment will only serve to amend the Company’s Articles of Incorporation to provide for Class A Common Stock and Class B Common Stock. The amendment to the Articles of Incorporation will not change the number of authorized Common Stock shares, which will remain at its current level of 6,000,000 shares.

EXISTING COMMON STOCK RIGHTS AND PRIVILEGES
Following the Effective Time of the amendment, the Company’s existing Common Stock will continue to enjoy the same rights and privileges that are currently associated with the Common Stock, except that the Common Stock will be subject to a right of first refusal, as discussed below. These rights and privileges include:
•	VOTING RIGHTS — The Company’s existing Common Stock has full voting rights. All Common Stock shareholders are entitled to vote on any and all matters that may come before a vote of the Company’s shareholders. This includes the right to participate in the annual election of directors.

•	DIVIDENDS — The company’s existing Common Stock is entitled to receive dividends as may be declared from time to time by the Company’s Board of Directors. The Company’s existing Common Stock does not cumulate dividends, and there is no obligation on behalf of the Company’s Board of Directors to pay dividends on the Common Stock.

•	CONVERSION — Not applicable. The Common Stock is not convertible to any other class of the Company stock.

•	REDEMPTION — The Company’s existing Common Stock has no redemption features.

•	RIGHT OF FIRST REFUSAL — The Company’s existing Common Stock has no right of first refusal. The foregoing does not limit any Company shareholders from individually contracting such rights. After the amendment, the Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Common Stock to notify the Company in writing of the terms of any transfer or sale of the Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Company’s existing Common Stock does not have a liquidation preference because there is currently only one class of the Company Stock. Following the transaction, the existing Common Stock will have last preference in Company liquidation rights.
CLASS A COMMON STOCK RIGHTS AND PRIVILEGES
The amendment provides the Class A Common Stock will have rights and privileges separate and distinct from the existing Common Stock and the Class B Common Stock. The Class A Common Stock will enjoy the following rights and privileges:
•	VOTING RIGHTS — The Class A Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the corporation, or as required by law. The Class A Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class A Common Stock before dividends may be paid on the existing Common Stock. However, the Company shall be under no obligation to pay dividends, and dividends are not cumulative. If dividends are paid, the dividends paid on the Class A Common Stock will enjoy a 5% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class A Common Stock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class A Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class A Common Stock has a right of first refusal in favor of the Company. After the amendment, the Class A Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Class A Common Stock to notify the Company in writing of the terms of any transfer or sale of the Class A Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class A Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class A Common Stock shareholder to sell or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class A Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class A Common Stock will have a liquidation preference over the existing Common Stock and the Class B Common Stock. In the event of a liquidation, the Class A Common Stock shareholders will be entitled to receive liquidation assets equal to those assets received by the Common Stock shareholders or the book value of the Company’s Common Stock, whichever is greater.
CLASS B COMMON STOCK RIGHTS AND PRIVILEGES
The amendment provides the Class B Common Stock will have rights and privileges separate and distinct from the existing Common Stock and the Class A Common Stock. The Class B Common Stock will enjoy the following rights and privileges:
•	VOTING RIGHTS — The Class B Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class B Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

•	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class B Common Stock after dividends are paid on the Class A Common Stock, but before dividends may be paid on the existing Common Stock. However, there shall be no obligation to pay dividends and dividends shall not be cumulative. If dividends are paid, the dividends paid on the Class B Common Stock will enjoy a 10% premium over and above what is paid on the Common Stock.

•	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the corporation, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the corporation, the Class B Common Sock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

•	REDEMPTION — The Class B Common Stock will have no redemption rights.

•	RIGHT OF FIRST REFUSAL — The Class B Common Stock has a right of first refusal in favor of the Company. Generally, this right of first refusal requires a Class B Common Stock shareholder to notify the Company in writing of the terms of any transfer or sale of the Class B Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class B

Common Stock that are subject to the proposed transfer or sale upon the same terms as the proposed transfer or sale. If the transfer is to be made without consideration (i.e. a gift), the Company shall have the right to purchase the shares for an amount determined by the Board to be the fair value of the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class B Common Stock shareholder to sell or transfer the shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class B Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

•	LIQUIDATION PREFERENCE — The Class B Common Stock will have a liquidation preference superior to the existing Common Stock, but after the Class A Common Stock.
Company Financial Services, Inc.
Stock Comparison Chart

Characteristic	Common	Common A	Common B
Voting Rights	Full voting rights	As required by law and for a Merger/Share Exchange	As required by law and for a Merger/Share Exchange

Dividends	As declared	5% premium over Common Stock dividends with payment before all other shares	10% premium over Common Stock dividends

Liquidation Preference	Last Preference	Priority over all others Distribution — same as common or book value of Common Stock, whichever is greater	After Class A Common Stock but before Common Stock

Conversion to Common Stock	N/A	Conversion to Common Stock at change in control	Conversion to Common Stock at change in control

Transfer Restrictions	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal except for transfers without consideration, such as gifts	Yes — Holding Company has right of first refusal

Redemption	None	None	None
PROPOSAL TWO
APPROVAL OF THE AGREEMENT OF MERGER
SUMMARY
The Company’s Board of Directors adopted the Agreement of Merger with Allegheny Merger Corp. on November 29, 2010. Allegheny Merger Corp.’s Board of Directors adopted the Agreement of Merger on November 29, 2010. A copy of the Merger Agreement as adopted is attached to this proxy statement as Annex B. Both the Company and Merger Corp. will execute the merger agreement and file it, along with Articles of Merger, with the West Virginia Secretary of State, shortly after the merger agreement is approved by the Company shareholders (“Effective Time”). At the Effective Time, Common Stock held by any shareholder who holds, in the aggregate, 1,100 or more Common Stock shares of Common Stock will retain its status as Common Stock. At the Effective Time, all shares held by any shareholder who holds, in the aggregate, less than 1,100, but more than 99 shares of Common Stock will be converted into the right to receive newly created Class A Common Stock on a one-

share-for-one-share exchange basis, and all shares held by any shareholder who holds, in the aggregate, less than 100 shares of Common Stock will be converted into the right to receive newly created Class B Common Stock on a one-share-for-one-share exchange basis. The merger agreement requires the approval of the holders of at least a majority of the shares entitled to vote at the Special Meeting. All shareholders have the right to dissent from the transaction in accordance with the West Virginia Business Corporation Act. See “Dissenters’ and Appraisal Rights” on page __.
SHAREHOLDER RIGHTS TO PURCHASE ADDITIONAL SHARES
All Company shareholders have the right to purchase additional shares of the Company Stock which are already issued and outstanding to increase their share ownership to more than 1,100 shares and retain their existing Common Stock. Any shareholders wishing to purchase such shares so they may retain their common stock are encouraged to complete such a purchase prior to the Special Meeting of Shareholders to ensure their share purchase will be recorded on the Company’s transfer book prior to the effective time of the transaction. Shareholders purchasing additional Company shares after the Special Meeting of Shareholders are not assured such purchases will be recorded on the Company’s stock transfer books prior to the Effective Time. The number of shares attributable to each shareholder will be determined by the Company’s transfer book at the effective time of the transaction.
ESTABLISHING SHARE OWNERSHIP
According to the terms of the merger agreement, the Company has the right to assume those shareholders owning fewer than 1,100 or 100 record shares hold, in the aggregate, less than 1,100 or 100 shares total. However, shareholders have the right to prove to the Company that the shareholder’s total share ownership, aggregating both record shares and shares held in another capacity (such as in a trust, IRA or objecting beneficial owner account) exceeds 1,100 or 99 shares. Company shareholders seeking to establish ownership of shares held in a capacity other than record ownership must prove their share ownership to the Company’s satisfaction by providing customary business records that establish the shareholder’s ownership of the non-record shares. These customary business records could include, but are not limited to, trust documents, IRA documents, a letter from a broker/dealer indicating share ownership or otherwise. These documents should be provided to the Company following the shareholder’s receipt of the Letter of Transmittal.
THE PARTIES
•	The Company is a West Virginia corporation and registered bank holding company.

•	Merger Corp. is a recently-formed West Virginia corporation organized for the sole purpose of the merger.

•	William A. Loving, Jr. is the Executive Vice President and Chief Executive Officer of both the Company and the bank.

•	The principal executive offices of both the Company and the bank are located at 300 North Main Street, Franklin, West Virginia 26807.

•	The telephone number for both the Company and the bank is (304) 358-2311.

EFFECT ON SHAREHOLDERS
If approved at the Special Meeting, the merger agreement will affect Company shareholders as follows after completion:

Shareholder as of Effective Time	Net Effect After Merger
Shareholders holding, in the aggregate, 1,100 or more shares of Common Stock	Shares of Common Stock will continue to be outstanding.

Shareholders holding, in the aggregate, less than 1,100, but not more than 99 shares of Common Stock	Shares of Common Stock will be converted into the right to receive newly created Class A Common Stock on a one-share-for-one-share exchange basis.

Shareholders holding, in the aggregate, less than 100	Shares of Common Stock will be converted into the right to receive newly created Class B Common Stock on a one-share-for-one-share exchange basis.
As described below under “—The Merger Agreement—Conversion of Shares in the Merger,” the merger agreement contains specific provisions regarding the treatment of shares held in nominee form, or “street name”. In determining the number of shares held beneficially in street name by any shareholder, the Company may, in its discretion, rely on “no objection” lists provided by any nominee holder. Further, after the Effective Time, the Company will deliver to each shareholder who would appear to be entitled to exchange their existing Common Stock for newly created Class A or Class B shares on a one-share-for-one-share exchange basis, a letter of transmittal requesting certain information from such shareholder and requiring the shareholder to certify as to the number of shares actually held, whether in registered form or in street name. Letters of transmittal will be delivered to any shareholder who (a) holds of record fewer than 1,100 shares, and (b) according to records made available to the Company from the nominee holder for any shares held in street name, holds fewer than 1,100 shares in street name or holds shares in street name which the Company is not provided by the nominee holder the number of shares so held.
REASONS FOR THE MERGER
The Company’s reason for the merger is to reduce the number of shareholders owning its existing Common Stock to below 300 and restricting the number of shareholders owning its newly created Class A Common Stock to below 500 and Class B Common Stock to below 500, which will allow the Company to terminate its SEC reporting obligations under the Exchange Act of 1934.
The Board believes that the disadvantages of having the Company continue to be a reporting company outweighs any advantages. The Board has no present intention to acquire other business entities using stock as the consideration for any such acquisition. Accordingly, the Company is not likely to make use of any advantage that the Company’s status as a public company may offer. The Board also believes there is a very limited market for the shares of the Company’s Common Stock, especially for sales of large blocks of such shares, and that the Company’s Shareholders derive little benefit from the Company’s status as a publicly-held corporation.
The Company incurs direct and indirect costs associated with compliance with the SEC’s filing and reporting requirements imposed on public companies. The Company also incurs substantial indirect costs as a result of, among other things, the executive time expended to prepare and review such filings. Since the Company has relatively few executive personnel, these indirect costs can be substantial. The Company’s direct and indirect costs related to being a reporting company are estimated to approximate $92,000 in 2011 and $103,510 in subsequent years as follows:

	Approximate
	Annual Costs
Independent Auditors	$14,000
SEC Counsel	4,200
Printing and Mailing	2,800
Internal Costs	35,300
Other	35,700
Total	$92,000	*

In light of these disproportionate costs, the Board believes that it is in the best interests of the Company and its shareholders as a whole to eliminate the administrative burden and costs associated with being a reporting company.
The Board has determined that the Agreement of Merger is the most expeditious and economical way of reducing the number of shareholders owning the Company’s Common Stock to below 300 and having no other class of stock with more than 500 owners, which will allow the Company to terminate its SEC reporting obligations. You should read the discussion under “Special Factors—Recommendation of the Board of Directors; Fairness of the Merger Proposal” for more information regarding the Board’s reasons for the merger proposal.
The merger is structured to be a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, will likely terminate the Company’s reporting requirements under Section 12(g) of the Exchange Act and will likely suspend the Company’s reporting obligations under Section 15(d) under the Exchange Act. In connection with the Merger Proposal, the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC.
EFFECT OF THE MERGER PROPOSAL ON COMPANY SHAREHOLDERS
The merger will have various effects on the Company’s shareholders, as described below. The effects of the merger to a shareholder will vary based on whether all or any portion of the shareholder’s shares will be converted into the right to receive the newly created either Class A Common Stock or Class B Common Stock shares as a result of the merger. The determination of whether any particular shares of Common Stock will be converted into the right to receive the newly created Class A Common Stock or Class B Common Stock shares as a result of the merger will be based on whether the holder of those shares holds, in the aggregate, fewer than 1,100, but more than 99 shares, or less than 100 shares, respectively, at the effective time of the merger.
EXCHANGE AND PAYMENT PROCEDURES
Following the Effective Time, the Company will mail to each shareholder entitled to exchange their share certificates for newly created Class A Common Stock or Class B Common Stock, a letter of transmittal and instructions explaining how to exchange their share certificates for new share certificates. Upon surrender to the Company of valid share certificates (or lost stock affidavit, if appropriate) and properly completed letters of transmittal, along with such other documents as the Company may reasonably require, those shareholders holding, in the aggregate, less than 1,100, but more than 99 shares at the Effective Time will be entitled to receive newly created Class A Common Stock shares on a one-share-for-one-share exchange basis. Upon surrender to the Company of valid share certificates (or lost stock affidavit, if appropriate) and properly completed letters of transmittal, along with such other documents as the Company may reasonably require, those shareholders holding, in the aggregate, less than 100 shares at the Effective Time will be entitled to receive newly created Class B Common Stock shares on a one-share-for-one-share exchange basis. Until surrendered in this manner, each stock certificate representing shares that have been converted into the right to receive Class A or Class B Common Stock, will represent only the right to receive the Class A or Class B Common Stock provided as consideration in the merger. No service charges will be payable by shareholders in connection with the exchange of certificates. All expenses will be borne by the Company.

*	Cost savings for 2011. Cost savings in subsequent years are anticipated to be $103,510.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM THE COMPANY. LETTERS OF TRANSMITTAL WILL BE MAILED SOON AFTER THE MERGER IS COMPLETED. A SAMPLE COPY OF THE LETTER OF TRANSMITTAL IS ATTACHED AS ANNEX E.
DISSENTERS’ AND APPRAISAL RIGHTS
Company stockholders have the right to dissent from the Merger in accordance with sections 31D-13-1301 et seq.of the West Virginia Business Corporation Act (“Article 13”). If the statutory procedures are complied with and the merger is consummated, dissenting holders would be entitled to receive cash equal to the “fair value” of the Common Stock held by them. Such “fair value” is determined as of the day immediately preceding the special meeting. Any judicial determination of the fair value of the shares could be based upon considerations other than or in addition to the cash consideration payable in the merger and the market value of the shares, including asset values, the investment value of the Common Stock and any other valuation considerations generally accepted in the investment community. No cash consideration will be paid in the merger.
Article 13 provides that the statutory appraisal rights remedy provided under Article 13 to a stockholder objecting to the merger is the exclusive remedy for the recovery of the value of such stockholder’s shares or for money damages to such stockholder with respect to the merger. If the Company complies with the requirements of Article 13, any stockholder who fails to comply with the requirements of that Article shall not be entitled to bring suit for the recovery of the value of his shares or for money damages to the stockholder with respect to the merger.
The rights of dissenting holders of shares are governed by Article 13. The following summary of applicable provisions of Article 13 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Article 13, which is included as Annex C to the proxy statement.
A holder of Common Stock as of the record date for the Special Meeting who files written notice of his or her intent to demand payment with the Company prior to the vote on the Merger at the Special Meeting, who has not voted in favor of the merger agreement and who has made a demand for compensation as provided under Article 13 is entitled under such provisions, as an alternative to receiving the consideration offered in the merger for all of his or her Common Stock, to the fair value of his or her Common Stock. The following is a summary of the procedural steps that must be taken if the appraisal rights are to be validly exercised.
Any stockholder of the Company may elect to exercise his or her right to dissent from the merger by filing with the Company, at the address set forth below, prior to the vote on the Merger at the Special Meeting, a written objection to the merger, setting out that such stockholder’s appraisal rights will be exercised if the merger is effected.
Within ten (10) days of the effective date of the merger, the Company will deliver or mail to such stockholder written notice that the merger has been effected and supply a form that specifies the date of the first announcement of the principle terms of the proposed corporation action and requires the dissenting stockholder to certify (1) whether or not the dissenting stockholder held beneficial ownership of his or her shares for which appraisal rights are asserted prior to the date of the announcement; and (2) that the stockholder did not vote in favor of the merger. The Company’s notice also must state:
•	Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited;

•	A date by which the Company must receive the form which date may not be fewer than forty (40) nor more than sixty (60) days after the date the appraisal notice and form are sent and state that the stockholder is deemed to have waived the right to demand appraisal unless the form is received by the Company by the specified date;

•	The Company’s estimate of the fair value of the shares;

•	That, if requested in writing, the Company will provide to the stockholder requesting, within ten (10) days after the date upon which the Company must receive the form, the number of stockholders who return the forms and the number of shares owned by them; and

•	The date by which a stockholder may provide notice to withdraw his or her request for appraisal rights.
The Company’s notice also must be accompanied by Article 13. A dissenting stockholder who wishes to exercise appraisal rights must certify on the form sent by the Company whether he or she acquired beneficial ownership of the shares prior to the date set forth in the notice, must execute and return the form and, in the case of certificated shares, deposit his or her stock certificates in accordance with the terms of the notice. Once a dissenting stockholder deposits his or her certificates or, in the case of uncertificated shares, returns the executed forms, the dissenting stockholder loses all rights as a stockholder unless he or she withdraws the request for appraisal rights.
A dissenting stockholder may decline to exercise appraisal rights and withdraw from the appraisal process by notifying the Company in writing by the date set forth in the appraisal notice. If the dissenting stockholder fails to withdraw from the appraisal process by the date given in the notice, he or she may not withdraw without the Company’s written consent.
Within thirty (30) days after receipt of the appraisal notice from the dissenting stockholder, the Company shall pay in cash to those stockholders who properly exercise their appraisal rights, the amount that the Company estimates to be the fair value of their shares, plus interest. This payment to each dissenting stockholder will be accompanied by:
•	The Company financial statements, consisting of a balance sheet as of the end of the most recent fiscal year, an income statement for that year, a statement of changes in shareholders’ equity for that year and the latest available interim financial statements, if any;

•	A statement of the Company’s estimate of the fair value of the shares, which must equal or exceed the Company’s estimate given in the appraisal notice; and

•	A statement that dissenting stockholders have the right to demand further payment and that if any dissenting stockholder does not make a demand for further payment within the time period specified, the dissenting stockholder is deemed to have accepted the payment in full satisfaction of the Company’s obligations under Article 13.
The Company may elect to withhold payment from any dissenting stockholder who does not certify that he or she had beneficial ownership of all of the shares for which he or she asserted appraisal rights prior to the date set forth in the appraisal notice. If the Company elects to withhold payment, it must, within thirty (30) days after the appraisal notice is due, provide all dissenting stockholders holding “after acquired shares”:
•	The Company financial statements consisting of a balance sheet as of the end of the most recent fiscal year, an income statement for that year, a statement of changes in shareholders’ equity for that year and the latest available interim financial statements, if any;

•	The Company’s estimate of fair value;

•	That they may accept the Company’s estimate of fair value, plus interest, in full satisfaction of their demands or demand payment under Section 31D-13-1326 of the West Virginia Business Corporation Act;

•	That those dissenting stockholders who wish to accept the offer must notify the Company within thirty (30) days after receiving the offer; and

•	That those dissenting stockholders who do not satisfy the requirements for demanding appraisal under Section 31D-13-1326 of the West Virginia Business Corporation Act are deemed to have accepted Company’s offer. The Company will pay all stockholders who accept the offer within ten (10) days after receiving the stockholder’s acceptance in full satisfaction of the stockholder’s demand. Within forty (40) days after sending notice, Company must pay in cash the amount it offered to each dissenting stockholder that did not qualify to demand appraisal under Section 31D-13-1326.
If a dissenting stockholder is dissatisfied with the amount of payment, he or she must notify the Company in writing of the dissenting stockholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest less any payment already made by the Company. A stockholder of after acquired shares who is dissatisfied with that offer must reject the offer and demand payment of the dissenting stockholder’s stated estimate of the fair value of the shares plus interest.
A dissenting stockholder who fails to notify the Company in writing of the dissenting stockholders demand to be paid his or her stated estimate of the fair value plus interest within thirty (30) days after receiving the Company’s offer of payment waives the right to demand payment and is entitled only to the payment made or offered by the Company. If there is still a disagreement between the Company and the dissenting stockholder after compliance by both parties with the provisions listed above, the Company, within sixty (60) days after receiving the payment demand from the dissenting stockholder, shall commence proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the sixty (60) day period, it shall pay in cash to each dissenting stockholder the amount that the dissenting stockholder demanded plus interest. The Company shall make all dissenting stockholders whose demands remain unsettled parties to the proceeding and all parties must be served with a copy of the petition.
The jurisdiction of the court in the proceeding is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The stockholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There is no right to a jury trial.
Each stockholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the stockholder’s shares, plus interest, exceeds the amount paid by the Company to the stockholder; or for the fair value, plus interest, of the stockholder’s shares for which the Company elected to withhold payment.
The court in an appraisal proceeding shall determine all costs of the proceeding, including reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the Company, except that the court may assess costs against some or all of the stockholders demanding appraisal, in amounts the court finds equitable to the extent the court finds the stockholders acted arbitrarily, vexatiously or not in good faith. The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable:
•	Against the Company and in favor of any and all stockholders demanding appraisal if the court finds that Company did not substantially comply with the requirements of Article 13; or

•	Against either the Company or the stockholder(s) demanding appraisal, in favor of any other party, if the court finds that the party against whom fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith.

If the court finds that the services of counsel for any stockholder were of substantial benefit to other dissenting stockholders, and that fees for those services should not be assessed against the Company, the court may award to counsel reasonable fees to be paid out of the amounts awarding to the dissenting stockholders who are benefited.
To the extent the Company fails to make a required payment pursuant to Article 13, the stockholder may sue directly for the amount owed and, to the extent successful, the stockholder is entitled to recover from the Company all costs and expenses of that suit including counsel fees.
A dissenting stockholder’s written objection to the merger and demand for payment must be in addition to and separate from any vote against the merger. Voting against the merger will not constitute the written notice required to be filed by a dissenting the Company stockholder. A stockholder voting for the merger or not voting on the merger will be deemed to have waived his dissenters’ rights.
Under Article 13 holders of record of Common Stock are entitled to dissenters’ rights as described above, and he procedures to perfect such rights must be carried out by and in the name of holders of record. Persons who are beneficial but not record owners of Common Stock and who wish to exercise dissenters’ rights with respect to the merger should consult promptly with the record holders of their shares as to the exercise of such rights. All written objections and demands for payment should be addressed to Allegheny Bancshares, Inc., 300 North Main Street, Franklin West Virginia 26807, Attention: L. Kirk Billingsley. All written objections and demand for payment must be received before the Special Meeting or be delivered at such meeting prior to the vote. Demands for payment must be made as described above.
FEES AND EXPENSES
The Company estimates that the fees and expenses associated with the amendment and the merger agreement, consisting primarily of financial advisory fees, SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $72,000, assuming both the amendment and merger agreement are completed. This amount consists of the following estimated fees:

Description	Amount
Advisory fees and expenses	$17,000
Legal fees and expenses	45,000
SEC filing fee	500
Printing, solicitation and mailing costs	2,800
Miscellaneous expenses	6,700

Total	$72,000

REGULATORY REQUIREMENTS
In connection with the merger, the Company will be required to make a number of filings with and obtain a number of approvals from various federal and state governmental agencies, including:
•	filing of articles of merger with the West Virginia Secretary of State in accordance with the West Virginia Business Corporation Act after the approval of the merger agreement by the Company’s shareholders; and

•	complying with federal and state securities laws, including the Company’s and Merger Corp.’s filing, prior to the date of this proxy statement, of a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission.

THE MERGER AGREEMENT
This section is a summary of the material terms of the merger agreement, a copy of which is attached as Annex B to this document. Because this is a summary, it does not include all of the information that may be important to you. You should read the entire merger agreement and this Proxy Statement and related annexes before deciding how to vote at the Special Meeting.
THE MERGER
Merger Corp. formed for the sole purpose of effecting the merger, will be merged with and into the Company, with the Company surviving the merger. The merger will occur following the approval of the Agreement of Merger by the Company shareholders and the satisfaction of other conditions to the merger.
CONVERSION OF SHARES IN THE MERGER
The Agreement of Merger provides that, at the Effective time of the merger:
(a)	All outstanding shares of Common Stock, whether Record Shares (as hereinafter defined) or Street Shares (as hereinafter defined), held by a Holder (as hereinafter defined) holding fewer than 1,100 shares but more than 99 shares immediately prior to the Effective Time shall, without any action on the part of the Holder thereof, be converted into the right to receive Class A Common Stock and if less than 100 shares Class B Common Stock on a one share for one share exchange basis.

(b)	All outstanding shares, other than those described in Paragraph (a) as being converted into the right to receive Class A or Class B Common Stock, shall remain outstanding with all rights, privileges, and powers existing immediately before the Effective Time.

(c)	The shares of Merger Corp. shall be cancelled and of no further effect.
The merger agreement further provides that:
It shall be a condition precedent to the right of any Holder to receive Class A or Class B Common Stock, if any, that such Holder certify to the Company in a Letter of Transmittal delivered by the Company that such Holder held, of record and beneficially, immediately prior to the Effective Time, fewer than 1,100 shares but more than 99 shares or less than 100 shares (including any combination of Record Shares and Street Shares) in the aggregate.
For purposes of the foregoing, the merger agreement further provides:
(1)	The term “Record Shares” shall mean shares of Common Stock, other than Street Shares, and any Record Share shall be deemed to be held by the registered holder thereof as reflected on the books of the Company;

(2)	The term “Street Shares” shall mean Company shares held of record in street name, and any Street Share shall be deemed to be held by the Beneficial Owner thereof as reflected on the books of the nominee holder thereof;

(3)	The term “Holder” shall mean any record holder or holders of Record Shares who would be deemed, under Rule 12(g)5-1 promulgated under the Securities Exchange Act of 1934, as amended, to be a ‘person’ for purposes of determining the number of record shareholders of the Company.

EXCHANGE OF CERTIFICATES
The merger agreement requires the Company to mail to each shareholder who held, at the effective time of the transaction, in the aggregate, less than 1,100 shares of Common Stock, a letter of transmittal with instructions to effect the surrender of the certificates in exchange for the share certificate(s) representing an equal number of either Class A Common Stock or Class B Common Stock shares.
TIMING OF CLOSING
If the merger agreement is approved by the Company shareholders, the merger closing will take place as soon as practicable after the Special Meeting, provided that all other conditions to the closing have been satisfied or waived. On the date the merger closes, articles of merger will be filed with the West Virginia Secretary of State. The merger will become effective when the certificate of merger has been duly filed with the West Virginia Secretary of State.
ARTICLES OF INCORPORATION
The merger agreement provides that the Articles of Incorporation of the Company, as amended and in effect immediately prior to the effective time of the merger, shall be the Articles of Incorporation of the Company, as the surviving corporation, immediately after the merger.
AMENDMENT OF AGREEMENT OF MERGER
The merger agreement may be amended at the election of the Board of Directors of the Company or Merger Corp., whether before or after approval of the merger agreement by the shareholders, provided that an amendment made following shareholder approval shall not:
•	Alter or change the amount or kind of shares to be received in exchange for the Company’s existing Common Stock;

•	Alter or change any term of the Articles of Incorporation of the surviving corporation; or

•	Alter or change any of the terms and conditions of the agreement if such change or alteration would adversely affect the holders of Common Stock.
TERMINATION OF AGREEMENT OF MERGER
The merger agreement allows the Board of Directors of the Company or Merger Corp. the ability to terminate and abandon the merger at the election of either Board, whether before or after shareholder approval, if the Board determines the merger is not in the best interest of the Company, the Merger Corp. or the Company’s shareholders.
DIVIDEND POLICIES
The Company has paid the following annual dividends since January 1, 2007:

Per Share
Dividend
2010	$1.50
2009	1.50
2008	1.45
2007	1.40

The Company board, in its discretion, will determine whether to declare and pay dividends in the future. Any future declaration and payment of dividends will depend upon:
•	The Company’s results of operations;

•	The Company’s consolidated earnings and financial condition;

•	cash requirements;

•	future prospects;

•	applicable law and regulations; and

•	other factors deemed relevant by the Company’s board of directors.
The rights and privileges of the newly created Class A Common Stock provide that the holders of the Class A Common Stock have a dividend preference over the Company’s existing Common Stock shareholders. Specifically, dividends must be paid on the Class A Common Stock prior to dividends being paid on the existing Common Stock. Further, the dividends paid on the Class A Common Stock will enjoy a 5% premium over any dividends paid on Company’s Common Stock. For example, if the Company declares a $1 dividend on its existing Common Stock, the Class A shareholders will receive $1.05 per Class A Common Stock share held, which must be paid prior to the payment of any dividends on the Company’s Common Stock.
The rights and privileges of the newly created Class B Common Stock provide that the holders of the Class B Common Stock have a dividend preference over the Company’s existing Common Stock shareholders. Specifically, dividends must be paid on the Class B Common Stock prior to dividends being paid on the existing Common Stock. Further, the dividends paid on the Class B Common Stock will enjoy a 10% premium over any dividends paid on Company’s Common Stock. For example, if the Company declares a $1 dividend on its existing Common Stock, the Class B shareholders will receive $1.10 per Class B Common Stock share held, which must be paid prior to the payment of any dividends on the Company’s Common Stock.
SELECTED HISTORICAL FINANCIAL DATA
The following selected historical consolidated financial data are derived from, and qualified by reference to, the Company’s Consolidated Financial Statements and the notes thereto included in the Company’s 2009 Annual Report to Shareholders and Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, which are available to shareholders at www.sec.gov or upon request. You should read the selected historical consolidated financial information in conjunction with the Consolidated Financial Statements of the Company and the notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s 2009 Annual Report to Shareholders and Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

SELECTED HISTORICAL FINANCIAL DATA
FIVE YEAR SELECTED CONSOLIDATED FINANCIAL DATA

	For the
	Quarter Ended
	September 30				For the Year Ended
	2010	2009	2009	2008	2007	2006	2005
				In thousands except for per share data
At Period-End
Total assets	$253,908	$246,163	$242,887	$204,730	$194,881	$184,017	$171,320
Securities available for sale	27,827	30,721	31,338	25,685	31,121	34,008	33,459
Loans and lease, net of unearned income	191,312	179,788	182,864	156,982	146,785	134,108	124,433
Deposits	217,700	210,274	208,839	167,240	157,112	149,372	136,974
Shareholders’ equity	29,617	28,372	27,608	27,160	26,731	25,560	24,864

Significant Ratios
Return on average assets	.96%	.70%	.81%	1.02%	1.32%	1.34%	1.46%
Return on average shareholders’ equity	8.27	5.60	6.54	7.48	9.34	9.15	9.77
Net interest margin	4.37	4.19	4.23	4.35	4.68	4.72	4.86

Summary of Operations
Interest income	$9,811	$9,397	$12,700	$12,608	$13,177	$11,797	$10,226
Interest expense	2,773	3,252	4,214	4,864	5,395	4,282	2,847
Net interest income	7,038	6,145	8,486	7,744	7,782	7,515	7,379
Provision for loan losses	971	292	617	297	187	162	219
Net interest income after provision for loan losses	6,067	5,853	7,870	7,447	7,595	7,353	7,160
Non-interest income	1,401	692	1,153	713	1,282	1,029	859
Non-interest expense	5,007	4,796	6,262	5,459	5,440	5,027	4,529
Income before income taxes and discontinued operations	2,461	1,749	2,761	2,700	3,437	3,355	3,490
Income tax expense	695	586	908	642	964	987	1,044
Net income	1,766	1,163	1,853	2,058	2,473	2,368	2,446

Per Share Data
Net income	$2.04	$1.34	$2.13	$2.35	$2.80	$2.65	$2.73
Cash dividends			1.50	1.45	1.40	1.30	1.20
Net book value	34.14	32.69	31.83	31.17	30.35	28.87	27.77
OTHER MATTERS
Management of the Company knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, unless otherwise instructed, it is intended that the persons named in the proxy will vote shares according to their best judgment.
WHERE YOU CAN FIND MORE INFORMATION
The Company files certain reports with the SEC. Copies of these reports are available on the SEC website at www.sec.gov. Copies of these reports may also be inspected and copied at the public reference facilities maintained by the SEC at the following location:
Securities and Exchange Commission
Office of FOIA and Privacy Act Operations
100 F Street, Northeast
Washington, DC 20549-2736

The Company has filed a Schedule 13E-3 under the Exchange Act in connection with the merger. You may inspect and copy the Schedule 13E-3 from the SEC website or at any of the SEC locations listed above. This document does not contain all of the information contained in the Schedule 13E-3 because certain parts have been omitted in accordance with the rules and regulations of the SEC.
Representatives of Howe Barnes, LLC are expected to be present at the Special Meeting and will have an opportunity to make a statement, if they so desire. They will be available to respond to questions.
DOCUMENTS INCORPORATED BY REFERENCE
The Company’s 2009 Annual Report and Form 10-Q for the Quarter Ended September 30, 2010 are incorporated by reference into this Proxy Statement.

By Order of the Board of Directors
/s/ William A. Loving, Jr.
William A. Loving, Jr.
President and Chief Executive Officer

Dated: January 12, 2011

ANNEX A
ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
ALLEGHENY BANCSHARES, INC.
          Pursuant to Section 1006, Article 10, Chapter 31D of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:
          FIRST: The name of the corporation is Allegheny Bancshares, Inc.
          SECOND: The following amendment to the Articles of Incorporation was adopted by majority vote of the shareholders of the corporation at a meeting of shareholders duly held on notice.
          THIRD: The date of the adoption was ______________ __, 2011.
          FOURTH: The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation in the manner prescribed by law:
RESOLVED, that Article V of the Articles of Incorporation of this corporation be, and the same hereby is, amended to read as follows:
Article V. The amount of total authorized capital stock of the corporation is Six Million Dollars, which shall be divided into shares as follows:
(a) 2,000,000 shares of Common Stock, par value of $1.00 per share (the “Common Stock”). Shareholders of Common Stock shall have unlimited voting rights and shall enjoy all other privileges afforded Common Stock shareholders under West Virginia law.
(b) 2,000,000 shares of Class A Common Stock, par value of $1.00 per share.
(c) 2,000,000 shares of Class B Common Stock, par value of $1.00 per share.

(d) Provisions Applicable Only to Common Stock.
(i) Voting Rights.
1. Each outstanding share of Common Stock shall have all voting rights provided required by law.
2. The holders of Common Stock shall have the right to one vote for each such share. Holders of shares of Common Stock (and to the extent entitled to vote on such matters, the holders of Class A Common Stock and Class B Common Stock) shall be considered as a single voting group and shall be entitled to vote and be counted together collectively, and shall be entitled to receive notice of any shareholders’ meeting held to act upon such matters in accordance with the bylaws of the corporation.
(ii) Dividends. Dividends may be paid on Common Stock as and when declared by the Board of Directors. Dividends shall be paid on the Class A Common Stock and the Class B Common Stock before dividends may be paid on the Common Stock. However, there shall be no requirement to pay dividends, and there shall be no cumulative dividends.
(iii) Redemption. The Common Stock shall have no redemption rights.
(iv) Right of First Refusal. Prior to transferring or selling shares of Common Stock, a shareholder must notify the corporation in writing of the terms of any such proposed transfer or sale, including the terms of any proposed transfer or offer to purchase or to sell such shares, which written notice shall describe the name of the transferee(s) or purchaser(s), the purchase price per share (if applicable), the proposed date of purchase or transfer and such other information as the corporation may reasonably require. After receiving notice of any proposed transfer or sale of shares of Common Stock, the corporation shall have five business days, either to request additional information regarding the transfer or sale or to immediately exercise its right of first refusal and repurchase the shares of Common Stock that are subject to the proposed transfer or sale, upon the same terms as such proposed transfer or sale. If the proposed transfer shall be made by gift or otherwise without consideration, the corporation shall not have the right to purchase such shares. If the corporation does not exercise its right of first refusal within five business days after the later to occur of (i) the receipt of written notice by the corporation or (ii) the receipt of additional information requested by the corporation regarding the proposed transfer or sale, the shareholder may consummate the transfer or sale of the shares of Common Stock to the proposed transferee(s) or purchaser(s), upon the terms of the proposed transfer or offer, as described to the Corporation in the written notice. If the proposed transfer or sale of the shares of Common Stock is not consummated within 20 business days following the expiration of the corporation’s right of first refusal, the shareholder must provide a new notice to the Corporation regarding any proposed transfer or sale, thereby providing to the corporation a new right of first refusal and new exercise expiration period hereunder, prior to any consummation of any proposed transfer or sale of Common Stock. Any transfer or sale of Common Stock, which is not, in the sole discretion of the Corporation, made in accordance with the provisions of this section, shall be void ab initio and shall be given no effect by the corporation. Nothing herein shall be construed to prohibit the Board from effecting share repurchases of the corporation’s Common Stock in accordance with any stock repurchase policy or plan of the corporation.

(e) Provisions Applicable Only to Class A Common Stock.
(i) Voting Rights.
1. Each outstanding share of Class A Common Stock shall have no voting rights, except as may be required by law, and with respect to the following matters:
A.	Voting on a merger or share exchange to the extent shareholder approval is required, as described in W. Va. Code § 31D-11-1104, as in effect at the time of the vote;

B.	Voting on the amendment or alteration of the Articles of Incorporation, as amended, to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock ranking senior to the Class A Common Stock with respect to payment of dividends and/or distribution of assets on any liquidation, dissolution or winding up of the Corporation as required by W. Va. Code § 31D-10-1004, as in effect at the time of the vote.

C.	Voting on any amendment, alteration or repeal of any provision of the Articles of Incorporation, as amended so as to adversely affect the rights, preferences, privileges or voting powers of the Class A Common Stock as required by W. Va. Code § 31D-10-1004, as in effect at the time of the vote; and

D.	Voting in any matter for which the vote of the holders of Class A Common Stock as a group is required by the laws of West Virginia in effect at the time of the votes.
2. With respect to those matters on which the holders of the Class A Common Stock are entitled to vote, the holders shall have the right to one vote for each such share. Holders of shares of Class A Common Stock and Common Stock (and to the extent entitled to vote on such matters, the holders of Class B Common Stock) shall be considered as single voting groups and shall be entitled to vote and be counted together collectively, and shall be entitled to receive notice of any shareholders’ meeting held to act upon such matters in accordance with the bylaws of the corporation.
(ii) Dividends. Dividends shall be paid on the Class A Common Stock before dividends may be paid on the Common Stock or the Class B Common Stock. However, there shall be no requirement to pay dividends, and there shall be no cumulative dividends. If dividends are paid on the Common Stock, the dividends payable on the Class A Common Stock shall be equal to 5% more than is paid on the Common Stock.
(iii) Conversion. The Class A Common Stock shall convert to Common Stock in the event the corporation is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the corporation, or other Change in Control which will result in the sale, dissolution or effective dissolution of the corporation.
(iv) Redemption. The Class A Common Stock shall have no redemption rights.

(v) Right of First Refusal. Prior to transferring or selling shares of Class A Common Stock, a shareholder must notify the corporation in writing of the terms of any such proposed transfer or sale, including the terms of any proposed transfer or offer to purchase or to sell such shares, which written notice shall describe the name of the transferee(s) or purchaser(s), the purchase price per share (if applicable), the proposed date of purchase or transfer and such other information as the corporation may reasonably require. After receiving notice of any proposed transfer or sale of shares of Class A Common Stock, the corporation shall have five business days, either to request additional information regarding the transfer or sale or to immediately exercise its right of first refusal and repurchase the shares of Class A Common Stock that are subject to the proposed transfer or sale, upon the same terms as such proposed transfer or sale. If the proposed transfer shall be made by gift or otherwise without consideration, the corporation shall not have the right to purchase such shares. If the corporation does not exercise its right of first refusal within five business days after the later to occur of (i) the receipt of written notice by the corporation or (ii) the receipt of additional information requested by the corporation regarding the proposed transfer or sale, the shareholder may consummate the transfer or sale of the shares of Class A Common Stock to the proposed transferee(s) or purchaser(s), upon the terms of the proposed transfer or offer, as described to the Corporation in the written notice. If the proposed transfer or sale of the shares of Class A Common Stock is not consummated within 20 business days following the expiration of the corporation’s right of first refusal, the shareholder must provide a new notice to the Corporation regarding any proposed transfer or sale, thereby providing to the corporation a new right of first refusal and new exercise expiration period hereunder, prior to any consummation of any proposed transfer or sale of Class A Common Stock. Any transfer or sale of Class A Common Stock, which is not, in the sole discretion of the Corporation, made in accordance with the provisions of this section, shall be void ab initio and shall be given no effect by the corporation. Nothing herein shall be construed to prohibit the Board from effecting share repurchases of the corporation’s Class A Common Stock in accordance with any stock repurchase policy or plan of the corporation.
(vi) Liquidation Preference. The Class A Common Stock shall have a liquidation preference superior to the corporation’s Common Stock and the Corporation’s Class B Common Stock.
(f) Provisions Applicable Only to Class B Common Stock.
(i) Voting Rights.
1. Each outstanding share of Class B Common Stock shall have no voting rights, except as may be required by law, and with respect to the following matters:

A.	Voting on a merger or share exchange to the extent shareholder approval is required, as described in W. Va. Code § 31D-11-1104, as in effect at the time of the vote;

B.	Voting on the amendment or alteration of the Articles of Incorporation, as amended, to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock ranking senior to the Class B Common Stock with respect to payment of dividends and/or distribution of assets on any liquidation, dissolution or winding up of the corporation as required by W. Va. Code § 31D-10-1004, as in effect at the time of the vote.
C.	Voting on any amendment, alteration or repeal of any provision of the Articles of Incorporation, as amended so as to adversely affect the rights, preferences, privileges or voting powers of the Class B Common Stock as required by W. Va. Code § 31D-10-1004, as in effect at the time of the vote; and
2. With respect to those matters on which the holders of the Class B Common Stock are entitled to vote, the holders shall have the right to one vote for each such share. Holders of shares of Class B Common Stock and Common Stock (and to the extent entitled to vote on such matters, the holders of Class A Common Stock) shall be considered as single voting groups and shall be entitled to vote and be counted together collectively, and shall be entitled to receive notice of any shareholders’ meeting held to act upon such matters in accordance with the bylaws of the corporation.
(ii) Dividends. Dividends shall be paid on the Class B Common Stock only after dividends are paid on the Class A Common Stock, but before dividends may be paid on the Common Stock. However, there shall be no requirement to pay dividends, and there shall be no cumulative dividends. If dividends are paid on the Common Stock, the dividends payable on the Class B Common Stock shall be equal to 10% more than is paid on the Common Stock.
(iii) Conversion. The Class B Common Stock shall convert to Common Stock in the event the corporation is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the corporation, or other Change in Control which will result in the sale, dissolution or effective dissolution of the Corporation.
(iv) Redemption. The Class B Common Stock shall have no redemption rights.
(v) Right of First Refusal. Prior to transferring or selling shares of Class B Common Stock, a shareholder must notify the corporation in writing of the terms of any such proposed transfer or sale, including the terms of any proposed transfer or offer to purchase or to sell such shares, which written notice shall describe the name of the transferee(s) or purchaser(s), the purchase price per share (if applicable), the proposed date of purchase or transfer and such other information as the corporation may reasonably require. After receiving notice of any proposed transfer or sale of shares of Class B Common Stock, the corporation shall have five business days, either to request additional information regarding the transfer or sale or to immediately exercise its right of first refusal and repurchase the shares of Class B Common Stock that are subject to the proposed transfer or sale, upon the same terms as such proposed transfer or sale. If the proposed transfer shall be made by gift or otherwise without consideration, the corporation shall have the right to purchase such shares for an amount determined by the Board to be fair value for the shares. If the corporation does not exercise its right of first refusal within five business days after the later to occur of (i) the receipt of written notice by the corporation or (ii) the receipt of additional information requested by the corporation regarding the proposed transfer or sale, the shareholder may consummate the transfer or sale of the shares of Class B Common Stock to the proposed transferee(s) or purchaser(s), upon the terms of the proposed transfer or offer, as described to the corporation in the written notice. If the proposed transfer or sale of the shares of Class B Common Stock is not consummated within 20 business days following the expiration of the corporation’s right of first refusal, the shareholder must provide a new notice to the corporation regarding any proposed transfer or sale, thereby providing to the corporation a new right of first refusal and new exercise expiration period hereunder, prior to any consummation of any proposed transfer or sale of Class B Common Stock. Any transfer or sale of Class B Common Stock, which is not, in the sole discretion of the corporation, made in accordance with the provisions of this section, shall be void ab initio and shall be given no effect by the corporation. Nothing herein shall be construed to prohibit the Board from effecting share repurchases of the corporation’s Class B Common Stock in accordance with any stock repurchase policy or plan of the corporation.
(vi) Liquidation Preference. The Class B Common Stock shall have a liquidation preference superior to the corporation’s Common Stock, but after the corporation’s Class A Common Stock.
The Board of Directors shall have the power and authority at any time and from time to time to issue, sell or otherwise dispose of any unissued but authorized shares of any class or classes of stock presently provided for in the Certificate of Incorporation, or that may hereafter be provided for by a subsequent amendment to the Certificate of Incorporation, to such persons or parties, including the holders of Common Stock or of any such other class of stock, for such considerations (not less than the par value, if any, thereof) and upon such terms and conditions as the Board of Directors in its discretion may deem to be in the best interests of the corporation. Except as expressly provided to the contrary herein, such issuance, sale or other disposition may be made without offering such shares, or any part or class thereof, to the holders of Common Stock or any such other class of stock, and no such holder shall have any preemptive right to subscribe for any such shares.

          Each holder of Common Stock of the corporation entitled to vote shall have one vote for each share thereof held, and each holder of Class A Common Stock or Class B Common Stock shall have one vote for each share held, for the matters on which those shares are entitled to vote.
          FIFTH: Contact name and number of person to reach in case of problem with filing:
Name:       Charles D. Dunbar, Esq.
Phone:       (304) 340-1196
          SIXTH: Signature of person executing document:

Signature	Capacity in which he/she is signing

ANNEX B
AGREEMENT AND PLAN OF MERGER
     This Agreement and Plan of Merger dated effective as of November 29, 2010 (this “Agreement”), is entered into by and between Allegheny Bancshares, Inc., a West Virginia corporation (the “Company”), and Allegheny Merger Corp., a West Virginia corporation (“Merger Corp.”).
WITNESSETH
     WHEREAS, the Company is a corporation duly incorporated and validly existing under the laws of the State of West Virginia having its principal office in Franklin, West Virginia, with authorized capital stock consisting of 2,000,000 shares (“Shares”) of common stock, $1.00 par value per share (the “Company Stock”), of which 867,459 shares are issued and outstanding; and
     WHEREAS, Merger Corp. is a corporation duly organized and validly existing under the laws of the State of West Virginia, with authorized capital stock consisting of ten (10) shares of common stock, $1.00 par value per share (the “Merger Corp. Stock”), of which ten (10) shares are issued and outstanding; and
     WHEREAS, the boards of directors of the Company and Merger Corp. have approved the terms and conditions of this Agreement pursuant to which Merger Corp. will be merged with and into the Company (the “Merger”) with the Company surviving the Merger;
     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and undertakings contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
ARTICLE I
MERGER
     1.01. GENERAL. At the Effective Time (as defined in Article VIII below) of the Merger and pursuant to the provisions of this Agreement, the corporate existence of Merger Corp. will be merged with and into the Company (hereinafter referred to as the “Surviving Corporation” whenever reference is made to it as of the Effective Time or thereafter) and continued in the Surviving Corporation, and the Surviving Corporation shall be deemed to be a continuation of the entities and identities of Merger Corp. and the Company.
     1.02. NAME AND ORGANIZATION. The name of the Surviving Corporation shall remain and thereafter be “Allegheny Bancshares, Inc.” The Articles of Incorporation and Bylaws of the Company in effect at the Effective Time shall remain the Articles of Incorporation and Bylaws of the Surviving Corporation until changed as provided therein or by law. The established offices and facilities of the Company shall remain the established offices and facilities of the Surviving Corporation. The registered office and registered agent of the Company shall remain the registered office and registered agent of the Surviving Corporation.
     1.03. RIGHTS AND INTERESTS. At the Effective Time, all rights, franchises, and interests of the Company and Merger Corp., respectively, in and to every type of property shall be transferred to and vested in the Surviving Corporation by virtue of the Merger without any deed or other transfer. The Surviving Corporation at the Effective Time, and without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, powers, designations, and nominations, and all other rights and interests as trustee, executor, administrator, agent, transfer agent, registrar of stocks and bonds, administrator of estates, assignee, and receiver, and in every other fiduciary and agency capacity in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by the Company and Merger Corp., respectively, immediately prior to the Effective Time.
     1.04. LIABILITIES AND OBLIGATIONS. Except as otherwise provided herein, the Surviving Corporation shall be liable for all liabilities of the Company and Merger Corp. All debts, liabilities, obligations, and contracts of the Company and Merger Corp., matured or unmatured, whether accrued, absolute, contingent, or otherwise, and whether or not reflected or reserved against on the balance sheets, books of account, or records of the Company or Merger Corp., as the case may be, shall be those of, and are hereby expressly assumed by, the Surviving Corporation and shall not be released or impaired by the Merger. All rights of creditors and other obligees and all liens on property of either the Company or Merger Corp. shall be preserved unimpaired.
     1.05. DIRECTORS AND OFFICERS. The directors, advisory directors, and officers of the Surviving Corporation at the Effective Time shall be those persons who were directors, advisory directors, and officers, respectively, of the Company immediately before the Effective Time. The committees of the Board of Directors of the Surviving Corporation at the Effective Time shall be the same as, and shall be composed of the same persons who were serving on, the committees appointed by the Board of Directors of the Company as they existed immediately before the Effective Time.
     1.06. ADOPTION. Unless contrary to the laws of the State of West Virginia or the United States of America or other applicable laws, all corporate acts, plans, policies, applications, agreements, orders, registrations, licenses, approvals, and authorizations of the Company and Merger Corp., their respective shareholders, boards of directors, committees elected or appointed by their boards of directors or officers, and agents that were valid and effective immediately before the Effective Time shall be taken for all purposes at and after the Effective Time as the acts, plans, policies, applications, agreements, orders, registrations, licenses, approvals, and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to the Company and Merger Corp. immediately before the Effective Time.

ARTICLE II
TERMS OF THE MERGER
     2.01. GENERAL. The manner of exchanging and converting the issued and outstanding shares of Company Stock and Merger Corp. Stock shall be as hereinafter provided in this Article II.
     2.02. CONVERSION AND EXCHANGE OF STOCK. At the Effective Time,
     (a) All outstanding shares of Company Common Stock (“Company Stock”), whether Record Shares (as hereinafter defined) or Street Shares (as hereinafter defined), held by a Holder (as hereinafter defined) holding more than 99 but fewer than 1,100 shares immediately prior to the Effective Time shall, without any action on the part of the Holder thereof, be converted into the right to receive Company Class A Common Stock on a one-share for one-share exchange basis or held by (Holder) (as hereinafter defined) holding fewer than 100 shares immediately prior to the Effective Time shall, without any action on the part of the Holder thereof, be converted into ___ Company Class B Common Stock on a one-share for one-share exchange basis; provided, however, that the Company may presume that all Street Shares are held by Holders holding fewer than __ shares immediately prior to the Effective Time unless either the Company or a Beneficial Owner of Street Shares are able to demonstrate to the Company’s satisfaction that such shares are held beneficially by a Holder holding ____ or more shares of Company Stock immediately prior to the Effective Time, in which event such shares of Company Stock shall remain outstanding with all rights, privileges, and powers existing immediately before the Effective Time.
     (b) All outstanding shares of Company Stock, other than those described in Paragraph (a) as being converted into the right to receive Company Class A Common Stock or Company Class B Common Stock, shall remain outstanding with all rights, privileges, and powers existing immediately before the Effective Time.
     (c) The shares of Merger Corp. shall be cancelled and of no further effect.
In no event shall any Holder holding, of record or beneficially, immediately prior to the Effective Time, ___ or more shares (including any combination of Record Shares and Street Shares), be entitled to receive Company Class A Common Stock with respect to the shares so held. It shall be a condition precedent to the right of any Holder to receive Company Class A Common Stock or Company Class B Common Stock, if any, that such Holder certify to the Company in a Letter of Transmittal delivered by the Company that such Holder held, of record and beneficially, immediately prior to the Effective Time, fewer than ____ shares (including any combination of Record Shares and Street Shares) in the aggregate.

For purposes hereof,
(1) The term “Record Shares” shall mean shares of Company Common Stock, other than Street Shares, and any Record Share shall be deemed to be held by the registered holder thereof as reflected on the books of the Company;
(2) The term “Street Shares” shall mean shares of Company Common Stock held of record in street name, and any Street Share shall be deemed to be held by the Beneficial Owner thereof as reflected on the books of the nominee holder thereof;
(3) The term “Holder” shall mean any record holder or holders of Record Shares who would be deemed, under Rule 12 G5-1 promulgated under the Securities Exchange Act of 1934, as amended, to be a ‘person’ for purposes of determining the number of record shareholders of the Company.
The Company, along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto, shall have full discretion and exclusive authority, subject to its right and power to so delegate or assign such authority, to (i) make such inquiries, whether of any shareholder(s) or otherwise, as it may deem appropriate, for purposes of this Article Two and (ii) resolve and determine, in its sole discretion, all ambiguities, questions of fact and interpretive and other matters relating to this Article Two, including, without limitation, any questions as to the number of shares of Company Common Stock held by any Holder immediately prior to the Effective Time. Any and all determinations by the Company under this Article Two shall be final and binding on all parties, and no person or entity shall have any recourse against the Company or any other person or entity with respect thereto.
For purposes of this section, the Company may, in its sole discretion, but shall not have the obligation to do so (i) presume that any shares of Company Common Stock held in a discrete account (whether Record or Beneficial) are held by a person distinct from any other person, notwithstanding that the Registered or Beneficial Holder of a separate discrete account has the same or a similar name as the Holder of a separate discrete account; and (ii) aggregate the Shares held (whether of record or beneficially) by any person or persons that the Company determines to constitute a single Holder for purposes of determining the number of Shares held by such Holder.
     2.03 MANNER AND BASIS OF CONVERTING SHARES OF EACH MERGING CORPORATION.
     (a) Exchange Procedure. Promptly after the Effective Time, the Company will mail to each Holder of a certificate or certificates, which immediately prior to the Effective Time evidenced outstanding shares that have been converted into the right to receive Company Class A Common Stock or Company Class B Common Stock, as the case may be, under this Agreement (other than shares as to which rights of dissent have been perfected as provided under West Virginia law (“Certificates”), a letter of transmittal and instructions to effect the surrender of the Certificates in exchange for the Share Certificates representing an equal number of Company Class A Common Stock or Company Class B Common Stock, as the case may be, shares. Upon surrender of a Certificate to the Company for cancellation, together with such letter of transmittal, duly completed and executed, and such other customary documents as may be required pursuant to such instructions, the Holder of such Certificate shall, subject to the provisions of W. Va. Code §§ 31D-13-1301, et seq., be entitled to receive in exchange therefor a Share Certificate representing an equal number of Company Class A Common Stock Shares or Company Class B Common Stock, as the case may be, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares which are not registered in the share transfer records of the Company, the Company Class A Common Stock or Company Class B Common Stock, a the case may be, may be issued to the transferee if the Certificate representing such shares is presented to the Company and is accompanied by all documents required to evidence and effect such transfer and such indemnity as may be required by the Company.
     (b) ABANDONED PROPERTY LAWS. The Surviving Corporation shall not be liable to any holder of a Certificate for any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
     2.04. APPRAISAL RIGHTS OF SHAREHOLDERS. Shareholders may dissent from the Merger and exercise their appraisal rights pursuant to and subject to the provisions of Sections 31D-13-1301 et seq. of the West Virginia Business Corporation Act.
ARTICLE III
REPRESENTATIONS, WARRANTIES, AND COVENANTS
OF THE COMPANY
     The Company hereby represents, warrants, and covenants to and with Merger Corp. as of the date of this Agreement and as of the Closing Date (as defined in Article VIII below) as follows:
     3.01. ORGANIZATION. The Company is a business corporation duly incorporated, validly existing, and in good standing under the laws of the State of West Virginia. The Company has the corporate power to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.
     3.02. GOVERNMENTAL AUTHORIZATIONS. The Company is in compliance in all material respects with all applicable federal, state, and local laws, rules, regulations, and orders, including, without limitation, those imposing taxes. The approval, execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, subject to the receipt of the consents and approvals described in Sections 6.03 and 6.04 below, will not violate in any material respect any provision of, or constitute a default under, any applicable law, rule, or regulation of any governmental agency or instrumentality, either domestic or foreign, applicable to the Company.

     3.03. NO CONFLICT WITH OTHER INSTRUMENTS. The consummation of the Merger in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party, and will not conflict with any provisions of the Articles of Incorporation or Bylaws of the Company or any of its subsidiaries, and will not constitute an event that with the lapse of time or action by a third party could result in any default under any of the foregoing, or result in the creation of any lien, charge, or encumbrance upon any of the assets or properties of the Company or upon the Company Stock.
     3.04. NO CONFLICT WITH JUDGMENTS OR DECREES. The consummation of the transactions in accordance with the terms, conditions, and provisions of this Agreement will not conflict with, or result in a breach of, any term, condition, or provision of any judgment, order, injunction, decree, writ, or ruling of any court or tribunal, either domestic or foreign, to which the Company is a party or is subject.
     3.05. APPROVAL OF AGREEMENTS. The board of directors of the Company has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by the Company. The Company has full corporate power, authority, and legal right to enter into this Agreement.
     3.06. CAPITAL STOCK. The authorized capital stock of the Company consists solely of the Company Stock, all of the shares of which are validly issued, fully paid, and not issued in violation of the preemptive rights of any shareholder.
ARTICLE IV
REPRESENTATIONS, WARRANTIES, AND COVENANTS
OF MERGER CORP.
     Merger Corp. hereby represents, warrants, and covenants to and with the Company as of the date of this Agreement and as of the Closing Date as follows:
     4.01. ORGANIZATION. Merger Corp. is a West Virginia corporation duly incorporated, validly existing, and in good standing under the laws of the State of West Virginia. Merger Corp. has the corporate power and authority to carry on its business as is presently being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned by it or the nature of the businesses conducted by it requires qualification.
     4.02. CAPITAL STOCK. The authorized capital stock of Merger Corp. consists solely of the Merger Corp. Stock, of which ten (10) shares are currently issued and held by the Company. There are no outstanding subscriptions, warrants, options, or rights of any kind to acquire from Merger Corp. any shares of Merger Corp. Stock, other equity securities, or debt securities.

     4.03. SUBSIDIARIES OR AFFILIATES. Merger Corp. does not own of record or beneficially, and is not obligated to acquire any capital stock, other equity securities, debt securities, or other interest of or in any corporation, government, or other entity. Between the date hereof and the Effective Time, Merger Corp. will not create or acquire any subsidiaries without the prior written consent of the Company.
     4.04. APPROVAL OF AGREEMENTS. The Board of Directors of Merger Corp. has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery by Merger Corp. of this Agreement. Merger Corp. has full corporate power, authority, and legal right to enter into this Agreement and, upon appropriate vote of the shareholders of Merger Corp., to approve this Agreement and consummate the transactions contemplated hereby.
ARTICLE V
CONDITIONS TO OBLIGATIONS OF MERGER CORP.
     The obligations of Merger Corp. to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all of the following conditions, except as Merger Corp. may waive such conditions in writing:
     5.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.
     5.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and the Company shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.
ARTICLE VI
CONDITIONS TO OBLIGATIONS OF THE COMPANY
     The obligations of the Company to cause the Merger to be consummated shall be subject to the satisfaction on or before the Closing Date of all the following conditions, except as the Company may waive such conditions in writing:

     6.01. LITIGATION. On the Closing Date, there shall not be pending or threatened litigation in any court or any proceeding by any governmental commission, board, or agency with a view to seeking, or in which it is sought, to restrain or prohibit consummation of the Merger, or in which it is sought to obtain divestiture, rescission, or damages in connection with the Merger or the consummation of the Merger, and to the knowledge of any of the parties hereto, no investigation by any governmental agency shall be pending or threatened that might result in any such suit, action, or other proceeding.
     6.02. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Merger Corp. contained in this Agreement, other than any representations and warranties as to future events, shall be true in all material respects on and as of the Closing Date as if such representations and warranties were made on and as of the Closing Date, and Merger Corp. shall have performed all agreements and covenants required by this Agreement to be performed by it on or prior to the Closing Date.
     6.03. SHAREHOLDER APPROVAL. This Agreement shall have been approved by a vote of the holders of not less than a majority of the outstanding shares of Company Stock.
     6.04. REGULATORY APPROVAL. Any approvals by the Federal Reserve Board, the West Virginia Board of Banking and Financial Institutions or any other regulatory body or agency for which the Company deems that approval of the transactions contemplated herein are necessary or advisable, shall have been obtained and all waiting periods imposed on the Company in relation thereto shall have elapsed.
ARTICLE VII
EXPENSES
     Costs and expenses relating to the negotiation and drafting of this Agreement and the transactions contemplated hereby shall be borne and paid by the Company or the Company in relation thereto shall have elapsed.
ARTICLE VIII
CLOSING DATE AND EFFECTIVE TIME
     The closing of this Agreement and the transactions contemplated hereby shall be held on the Closing Date (as defined in this Article VIII) at such time and place as the parties hereto may mutually agree upon. The “Closing Date” shall be such date as the Presidents of the Company and Merger Corp., respectively, may agree upon. Subject to the terms and upon satisfaction on or before the Closing Date of all requirements of law and conditions specified in this Agreement, the Company and Merger Corp. shall, at the Closing Date, execute, acknowledge, and deliver such other documents and instruments and take such further action as may be necessary or appropriate to consummate the Merger. The “Effective Time” is the date on which the Merger is effective, which shall be on the date specified in the certificate of merger to be issued by the Secretary of State of West Virginia, and if no date is specified in such certificate, then the

Effective Time shall be the time of the opening of business on the date the certificate of merger is recorded by the Secretary of State of West Virginia.
ARTICLE IX
AMENDMENTS
     This Agreement may be amended only by written agreement duly authorized by the boards of directors of the parties hereto prior to the Closing Date.
ARTICLE X
TERMINATION
     This Agreement may be terminated by either the Company or Merger Corp. at any time prior to the Effective Time. In the event of a termination of this Agreement, this Agreement shall become void and shall have no effect and create no liability on the part of any of the parties hereto or their respective directors, officers, or shareholders.
ARTICLE XI
NOTICES
     All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given at the time either personally delivered or sent by registered or certified mail, postage prepaid, as follows:
          If to the Company, at
300 N. Main Street
Franklin, West Virginia 26807
          If to Merger Corp, at
300 N. Main Street
Franklin, West Virginia 26807
ARTICLE XII
MISCELLANEOUS
     12.01. FURTHER ASSURANCES. Each party hereto agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

     12.02. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be illegal, unenforceable, or invalid by any court of competent jurisdiction, the legality, enforceability, and validity of the remaining provisions, or portions thereof, shall not be affected thereby, and, in lieu of the illegal, unenforceable, or invalid provision, or portion thereof, there shall be added a new legal, enforceable, and valid provision as similar in scope and effect as is necessary to effectuate the results intended by the deleted provision or portion.
     12.03. CONSTRUCTION. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.
     12.04. GENDER. Any references herein to the masculine gender, or to the masculine form of any noun, adjective, or possessive, shall be construed to include the feminine or neuter gender and form, and vice versa.
     12.05. HEADINGS. The headings contained in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.
     12.06. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
     12.07. GOVERNING LAW. THIS AGREEMENT HAS BEEN EXECUTED IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WEST VIRGINIA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE.
     12.08. INUREMENT. The provisions of this Agreement shall inure to the benefit of, and shall be binding on, the assigns and successors in interest of each of the parties hereto.
     12.9. WAIVERS. No waiver of any provision or condition of this Agreement shall be valid unless executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any provision or condition of this Agreement shall be construed as a waiver of any other provision or condition of this Agreement, and no present waiver of any provision or condition of this Agreement shall be construed as a future waiver of such provision or condition.
     12.10. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by as of the date first written above.

ALLEGHENY BANCSHARES, INC.
By:
Its:

ALLEGHENY MERGER CORP.
By:
Its:

ANNEX C
OPINION AND FAIRNESS REPORT OF
HOWE BARNES HOEFER & ARNETT

C-1

December 1, 2010
Board of Directors
Allegheny Bancshares, Inc.
300 N. Main Street
Franklin West Virginia 26807
Members of the Board:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock of Allegheny Bancshares, Inc. (the “Company”) of the terms of the proposed merger between the Company and Allegheny Merger Corp. (“Merger Corp”) with the Company being the surviving corporation (the “Merger”) pursuant to the Agreement of Merger (the “Merger Agreement.”)
Subject to the terms and conditions of the Merger Agreement, all Common Stock shares held by any Company shareholder who holds in the aggregate, 1,100 or more Common Stock shares will remain Common Stock shares. All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares will be converted into the right to receive Class A Common Stock shares on a one-share-for-one-share exchange basis. All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 100 Common Stock shares will be converted into the right to receive Class B Common Stock shares on a one-share-for-one-share exchange basis. All capitalized items used in this paragraph and below shall have the meanings ascribed to them in the Merger Agreement. The terms of the Merger are more fully set forth in the Merger Agreement.
The existing Common Stock will continue to enjoy all the rights and privileges it currently enjoys, provided that the Merger Agreement adds a provision giving the Company a right of first refusal, except for transfers without consideration such as gifts, whereby prior to selling shares of Common Stock, a shareholder must notify the Company in writing of such proposed sale, including the terms thereof. For a period of five business days thereafter, the Company will have the right to purchase the shares or request more information. The terms of the right of first refusal for the Common Stock will be consistent with the terms of the right of first refusal for the Class A Common Stock.
The Class A Common Stock will have a 5% premium over Common Stock dividends with payment before all other shares and will have rights and privileges that are separate and distinct from the existing Common Stock and the Class B Common Stock, which are summarized in the Merger Agreement. The

Board of Directors
Allegheny Bancshares, Inc.
December 1, 2010

Class B Common Stock will have a 10% premium over Common Stock dividends with payment before Common Stock, but after Class A Common Stock and will have rights and privileges that are separate and distinct from the existing Common Stock and the Class A Common Stock, which are summarized in the Merger Agreement.
For purposes of this opinion and in connection with our review of the proposed transaction, we have, among other things:
1.	Participated in discussions with representatives of the Company concerning its financial condition, businesses, assets, earnings, prospects, and such senior management’s views as to its future financial performance and the cost of compliance with the obligations of an SEC reporting company;

2.	Reviewed the terms of the Merger Agreement;

3.	Reviewed certain financial statements, both audited (where available) and un-audited, and related financial information of the Company, including those included in its annual reports for the past two years and its quarterly reports for the past two years as well as other internally generated reports relating to asset/liability management, asset quality, and similar documents;

4.	Reviewed certain financial forecasts and projections of the Company, prepared by its management team, as well as the amount and timing of the cost savings expected to result from the Merger furnished to us by the Company;

5.	Reviewed reported market prices and historical trading activity of the Common Stock;

6.	Reviewed certain aspects of the financial performance of the Company and compared such financial performance of the Company, together with stock market data relating to the Company common stock, with similar data available for certain other financial institutions and certain of their publicly traded securities;

7.	Compared the proposed financial terms of the Merger with the financial terms of certain other “going private” transactions that we deemed to be relevant;

8.	Participated in certain discussions among representatives of the Company and its legal advisors; and

Board of Directors
Allegheny Bancshares, Inc.
December 1, 2010

9.	Reviewed such other information and performed such other studies and analyses as we considered relevant.
In giving our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all of the financial and other information that has been provided to us by the Company and its representatives, and of the publicly available information that was reviewed by us. We are not experts in the evaluation of allowances for loan losses and have not independently verified such allowances, and have relied on and assumed that the allowance for loan losses set forth in the balance sheet of the Company at October 31, 2010 was adequate to cover such losses and complied fully with applicable law, regulatory policy and sound banking practice as of the date of such financial statements. We were not retained to and we did not conduct a physical inspection of any of the properties or facilities of the Company, did not make any independent evaluation or appraisal of the assets, liabilities or prospects of the Company, were not furnished with any such evaluation or appraisal, and did not review any individual credit files. Our opinion is necessarily based on economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, it is important to understand that although subsequent developments may affect its opinion, we do not have any obligation to further update, revise, or reaffirm its opinion. We express no opinion on matters of a legal, regulatory, tax or accounting nature of the Merger or the ability of the Merger, as set forth in the Merger Agreement, to be consummated. No opinion is expressed as to whether any alternative transaction might be more favorable to holders of Common Stock than the Merger.
Howe Barnes Hoefer & Arnett, Inc. (“Howe Barnes”), as part of its investment banking business, is regularly engaged in the valuation of banks and bank holding companies, thrifts and thrift holding companies, and various other financial services companies, in connection with mergers and acquisitions, initial and secondary offerings of securities, and valuations for other purposes. In rendering this fairness opinion, we have acted on behalf of the Board of Directors of the Company and will receive a fee for our services, which is payable upon delivery of this opinion.
Howe Barnes’ opinion as expressed herein is limited to the fairness, from a financial point of view, of the merger consideration to be received by holders of Common Stock and does not address the Company’s underlying business decision to proceed with the Merger. We have been retained on behalf of the Board of Directors of the Company, and our opinion does not constitute a recommendation to any director of the Company as to how such director should vote with respect to the Merger Agreement.

Board of Directors
Allegheny Bancshares, Inc.
December 1, 2010

During the two years preceding the date of the opinion we have not had a material relationship with the Company where compensation was received or that we contemplate will be received after closing of the transaction.
Except as hereinafter provided, this opinion may not be disclosed, communicated, reproduced, disseminated, quoted or referred to at any time, to any third party or in any manner or for any purpose whatsoever without our prior written consent, which consent will not be unreasonably withheld, based upon review by us of the content of any such public reference, which shall be satisfactory to us in our reasonable judgment. This letter is addressed and directed to the Board of Directors of the Company in your consideration of the Merger and is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote with respect to the Merger. This opinion was approved by the fairness opinion committee of Howe Barnes.
Subject to the foregoing and based on our experience as investment bankers, our activities as described above, and other factors we have deemed relevant, we are of the opinion as of the date hereof that the terms of the proposed Merger are fair, from a financial point of view, to the holders of Common Stock.

Sincerely,

Howe Barnes Hoefer & Arnett, Inc.

ALLEGHENY BANCSHARES, INC.
FRANKLIN, WEST VIRGINIA
Documentation Report Relating to the
Fairness of the Proposed Merger between
Allegheny Bancshares, Inc.
and
Allegheny Merger Corp.

ALLEGHENY BANCSHARES, INC.
DISCUSSION
DESCRIPTION OF ASSIGNMENT
Allegheny Bancshares, Inc., Franklin, West Virginia (the “Company”) has engaged Howe Barnes Hoefer & Arnett, Inc. to determine whether the terms of the proposed merger between the Company and Allegheny Merger Corp. (“Merger Corp”) with the Company being the surviving corporation (the “Merger”) pursuant to the Agreement of Merger (the “Merger Agreement”) are fair to the shareholders of the Company, from a financial point of view. The following presents our general observations and conclusions as a result of our analysis.
Structure of Transaction. Subject to the terms and conditions of the Merger Agreement, all Common Stock shares held by any Company shareholder who holds in the aggregate, 1,100 or more Common Stock shares will remain Common Stock shares. All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares will be converted into the right to receive Class A Common Stock shares on a one-share-for-one-share exchange basis. All Common Stock shares held by any Company shareholder who holds, in the aggregate, less than 100 Common Stock shares will be converted into the right to receive Class B Common Stock shares on a one-share-for-one-share exchange basis. All capitalized items used in this paragraph and below shall have the meanings ascribed to them in the Merger Agreement. The terms of the Merger are more fully set forth in the Merger Agreement.
The existing Common Stock will continue to enjoy all the rights and privileges it currently enjoys, provided that the Merger Agreement adds a provision giving the Company a right of first refusal whereby prior to selling shares of Common Stock, a shareholder must notify the Company in writing of such proposed sale, including the terms thereof. For a period of five business days thereafter, the Company will have the right to purchase the shares or request more information. The terms of the right of first refusal for the Common Stock will be consistent with the terms of the right of first refusal for each of the Class A Common Stock and the Class B Common Stock. The terms of the Merger are more fully set forth in the Merger Agreement and all capitalized items used in this paragraph and below shall have the meanings ascribed to them in the Merger Agreement.

1

ALLEGHENY BANCSHARES, INC.
The Class A Common Stock will have rights and privileges that are separate and distinct from the existing Common Stock and the Class B Common Stock which are summarized below:
☐	VOTING RIGHTS — The Class A Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class A Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

☐	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class A Common Stock before dividends may be paid on the Common Stock. However, the Company shall be under no obligation to pay dividends, and dividends are not cumulative. If dividends are paid, the dividends paid on the Class A Common Stock will enjoy a 5% premium over and above what is paid on the Common Stock.

☐	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class A Common Stock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

☐	REDEMPTION — The Class A Common Stock will have no redemption rights.

☐	RIGHT OF FIRST REFUSAL — The Class A Common Stock has a right of first refusal in favor of the Company. After the amendment, the Class A Common Stock will be subject to a right of first refusal in favor of the Company. Generally, this right of first refusal requires a holder of Class A Common Stock to notify the Company in writing of the terms of any transfer or sale of the Class A Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class A Common Stock that are subject to the proposed transfer or sale upon the same terms and conditions as a proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company will have no right to purchase the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class A Common Stock shareholder to sell

2

ALLEGHENY BANCSHARES, INC.
or transfer shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class A Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

☐	LIQUIDATION PREFERENCE — The Class A Common Stock will have a liquidation preference over the existing Common Stock and the Class B Common Stock. In the event of a liquidation, the Class A Common Stock shareholders will be entitled to receive liquidation assets equal to those assets received by the Common Stock shareholders or the book value of the Company’s Common Stock, whichever is greater.
The Class B Common Stock will have rights and privileges that are separate and distinct from the existing Common Stock and the Class A Common Stock which are summarized below:
☐	VOTING RIGHTS — The Class B Common Stock will be allowed voting rights only if the shareholders are being asked to approve a merger, consolidation, conversion, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or as required by law. The Class B Common Stock will not enjoy general voting rights, including the right to participate in the annual election of directors.

☐	DIVIDENDS — If the Company declares dividends, dividends must be paid on the Class B Common Stock after dividends are paid on the Class A Common Stock, but before dividends may be paid on the existing Common Stock. However, there shall be no obligation to pay dividends and dividends shall not be cumulative. If dividends are paid, the dividends paid on the Class B Common Stock will enjoy a 10% premium over and above what is paid on the Common Stock.

☐	CONVERSION — In the event the Company is party to a merger, share exchange, sale of assets other than in the regular course of business, voluntary dissolution of the Company, or other change in control which will result in the merger, sale, dissolution or effective dissolution of the Company, the Class B Common Stock will be converted into Common Stock shares and will be treated equally in all respects with the existing Common Stock.

☐	REDEMPTION — The Class B Common Stock will have no redemption rights.

3

ALLEGHENY BANCSHARES, INC.
☐	RIGHT OF FIRST REFUSAL — The Class B Common Stock has a right of first refusal in favor of the Company. Generally, this right of first refusal requires a Class B Common Stock shareholder to notify the Company in writing of the terms of any transfer or sale of the Class B Common Stock. Following receipt of the written notice, the Company has five (5) business days to either request additional information regarding the sale or to immediately exercise its right of first refusal and purchase the shares of Class B Common Stock that are subject to the proposed transfer or sale upon the same terms as the proposed transfer or sale. If the transfer is to be made without consideration (i.e., a gift), the Company shall have the right to purchase the shares for an amount determined by the Board to be the fair value of the shares. The Company retains the right to not exercise its right of first refusal, which will allow the Class B Common Stock shareholder to sell or transfer the shares in accordance with the terms of the proposed transfer or offer. Any transfer of Class B Common Stock shares in violation of the right of first refusal will be void and of no effect and will not be recognized by the Company.

☐	LIQUIDATION PREFERENCE — The Class B Common Stock will have a liquidation preference superior to the existing Common Stock, but after the Class A Common Stock.
As a result of this reorganization or “going-private” transaction, the Company will have less than 300 shareholders owning the Company’s existing Common Stock, less than 500 shareholders owning the newly created Class A Common Stock and less than 500 shareholders owning the newly creased Class B Common Stock. The Company’s management believes it will be able to suspend its SEC reporting obligations, which will allow the Company to save approximately $92,000 annually.
Analysis of Comparable Going Private Transactions. We reviewed certain publicly available information regarding 21 selected going private transactions (the “Guideline Transactions”) announced from June 30, 2005 to November 26, 2010 involving U.S. banking organizations. The transactions included in the group are shown on the following page and in Section 2. The data was obtained from public filings.

4

ALLEGHENY BANCSHARES, INC.

			Date	Dividend	Liquidation
Company	City	State	Announced	Premium	Rights
CNB Financial Services, Inc.	Berkeley Springs	WV	7/6/2010	10%	Preference over common
Atlantic Bancshares, Inc.	Atlanta	GA	5/27/2010	5%	Preference over common
GrandSouth Bancorporation	Greenville	SC	9/29/2009	5%	Equal to common
Citizens Financial Corp.	Elkins	WV	9/25/2009	5%	Preference over common
Southcrest Financial Group, Inc.	Thomaston	GA	9/11/2009	10%	Preference over common
Piedmont Community Bank Group, Inc.	Grey	GA	5/6/2009	5%	Equal to common
Thomasville Bancshares, Inc.	Thomasville	GA	11/26/2008	Equal to common	Preference over common
First Freedom Bancshares, Inc.	Lebanon	TN	10/12/2008
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
Series A Preferred				10%	Preference over common
Mountain Valley Bancshares, Inc.	Cleveland	GA	8/8/2008	5%
Treaty Oak Bancorp, Inc.	Austin	TX	11/15/2007	Equal to common	Preference over common
Tri-State 1st Banc, Inc.	East Liverpool	OH	11/9/2007	Equal to common	Preference over common
CB Financial Corp.	Wilson	NC	10/25/2007	Greater of $0.04 or same as common	Preference over common
Southern Heritage Bancshares, Inc.	Cleveland	TN	10/19/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
Series A Preferred				10%	Greater of common stock or book value
Chestatee Bancshares, Inc.	Dawsonville	GA	10/19/2007
Class A Preferred				5%	Equal to common
Class B Preferred				Greater of 5% prem. on Class A Preferred or $0.10 per share annually	Equal to common

5

ALLEGHENY BANCSHARES, INC.

			Date	Dividend	Liquidation
Company	City	State	Announced	Premium	Rights
FMB Equibanc, Inc.	Statesboro	GA	10/3/2007	10%	Preference over common
First Ipswich Bancorp	Ipswich	MA	9/11/2007	Equal to common	Preference over common
Southeast Bancshares, Inc.	Athens	TN	8/15/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First Commerce Bancorp	Lewisburg	TN	5/29/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First McMinnville Corp.	McMinnville	TN	5/25/2007	7%	Equal to common
Legends Financial Holdings, Inc.	Clarksville	TN	3/2/2006
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First Community Corporation	Rogersville	TN	9/27/2005
Class A Preferred				5%	Preference over common
Class B Preferred				10%	Preference over common
We reviewed the terms of the transactions and the characteristics of the new classifications of common and preferred stocks and compared them with the terms of the Merger and the newly created Class A Common Stock and Class B Common Stock. The dividend premium for the new classifications of common and preferred stocks ranged from zero to 10%. In this instance, the Class A Common Stock will receive a 5% premium over the dividends paid to holders of Common Stock and the Class B Common Stock will receive a 10% premium over the dividends paid to holders of Common Stock. Both of these values fall within the range of values in the Guideline Transactions, which supports the fairness of the transaction.
Historical Financial Analysis. We prepared an overview of the historical financial performance of the Company, as shown in Section 3.
Trading Analysis. We reviewed the closing per share market prices and volumes for the Company’s Common Stock, which is listed for trading on the Pink Sheets under the symbol “AGNB”. For the period between November 1, 2010 and November 26, 2010, there were no trades of Common Stock reported. On Pink Sheets, however, the Company has record of 8,234 shares traded in November 2010 at a price of $70.00 per share.

ALLEGHENY BANCSHARES, INC.
In conducting our review and in arriving at our opinion, In giving our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all of the financial and other information that has been provided to us by the Company and its representatives, and of the publicly available information that was reviewed by us. We are not experts in the evaluation of allowances for loan losses and have not independently verified such allowances, and have relied on and assumed that the allowance for loan losses set forth in the balance sheet of the Company at October 31, 2010 was adequate to cover such losses and complied fully with applicable law, regulatory policy and sound banking practice as of the date of such financial statements. We were not retained to and we did not conduct a physical inspection of any of the properties or facilities of the Company, did not make any independent evaluation or appraisal of the assets, liabilities or prospects of the Company, were not furnished with any such evaluation or appraisal, and did not review any individual credit files. Our opinion is necessarily based on economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof.
CONCLUSION
In reaching our opinion, we took into consideration the financial benefits of the proposed transaction to the shareholders of the Company. Based on the projected cost savings from suspending SEC reporting obligations, the comparative analysis with selected going private transactions and assuming the accuracy and completeness of the information and data provided to us by the Company, it is our opinion that, as of December 1, 2010, the terms of the proposed transaction are fair to the existing shareholders of the Company, from a financial point of view.

Respectfully Submitted,

Howe Barnes Hoefer & Arnett, Inc.

7

Going Private Transactions

			Date	Dividend	Liquidation	Other
Company	City	State	Announced	Premium	Rights	Features
CNB Financial Services, Inc.	Berkeley Springs	WV	7/6/2010	10%	Preference over common
Atlantic Bancshares, Inc.	Atlanta	GA	5/27/2010	5%	Preference over common
GrandSouth Bancorporation	Greenville	SC	9/29/2009	5%	Equal to common
Citizens Financial Corp.	Elkins	WV	9/25/2009	5%	Preference over common
Southcrest Financial Group, Inc.	Thomaston	GA	9/11/2009	10%	Preference over common
Piedmont Community Bank Group, Inc.	Grey	GA	5/6/2009	5%	Equal to common
Thomasville Bancshares, Inc.	Thomasville	GA	11/26/2008	Equal to common	Preference over common
First Freedom Bancshares, Inc.	Lebanon	TN	10/12/2008
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
Series A Preferred				10%	Preference over common
Mountain Valley Bancshares, Inc.	Cleveland	GA	8/8/2008	5%
Treaty Oak Bancorp, Inc.	Austin	TX	11/15/2007	Equal to common	Preference over common	Put option
Tri-State 1st Banc, Inc.	East Liverpool	OH	11/9/2007	Equal to common	Preference over common	Redeem at greater of $17.00 or 1.35x tangible book
CB Financial Corp.	Wilson	NC	10/25/2007	Greater of $0.04 or	Preference over common
				same as common
Southern Heritage Bancshares, Inc.	Cleveland	TN	10/19/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
Series A Preferred				10%	Greater of common stock or book value
Chestatee Bancshares, Inc.	Dawsonville	GA	10/19/2007
Class A Preferred				5%	Equal to common
Class B Preferred				Greater of 5% prem.	Equal to common
				on Class A Preferred
				or $0.10 per share
				annually
FMB Equibanc, Inc.	Statesboro	GA	10/3/2007	10%	Preference over common
First Ipswich Bancorp	Ipswich	MA	9/11/2007	Equal to common	Preference over common
Southeast Bancshares, Inc.	Athens	TN	8/15/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First Commerce Bancorp	Lewisburg	TN	5/29/2007
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First McMinnville Corp.	McMinnville	TN	5/25/2007	7%	Equal to common
Legends Financial Holdings, Inc.	Clarksville	TN	3/2/2006
Class A Common				3%	Equal to common
Class B Common				5%	Equal to common
First Community Corporation	Rogersville	TN	9/27/2005
Class A Preferred				5%	Preference over common
Class B Preferred				10%	Preference over common

Allegheny Bancshares, Inc. (Pink: AGNB)
Financial Highlights

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Balance Sheet ($000)
Total Assets	184,017	194,880	204,730	242,887	253,908
Total Net Loans	134,108	146,785	156,982	182,864	191,312
Total Deposits	149,342	157,112	167,240	208,839	217,700
Equity Attributable to Parent Company	25,560	26,731	27,160	27,608	29,617
Total Equity	25,560	26,731	27,160	27,608	29,617

Profitability (%)
Net Income ($000)	2,368	2,473	2,058	1,853	1,766
Net Income Attributable to Parent ($000)	2,368	2,473	2,058	1,853	1,766
ROAA	1.35	1.32	1.01	0.82	0.95
Core ROAA	1.37	1.32	1.27	1.05	0.95
ROAE	9.24	9.38	7.45	6.73	8.26
ROATCE	9.24	9.38	7.45	NA	NA
Core ROAE	9.34	9.38	9.34	8.68	8.26
Net Interest Margin	4.72	4.68	4.35	4.23	4.37
Reported: Net Interest Margin	4.72	4.68	4.35	4.23	4.37
Efficiency Ratio	56.16	56.87	56.08	56.71	57.29
Noninterest Inc/ Operating Rev	12.59	14.14	16.38	17.15	16.60

Balance Sheet Ratios/ Capital (%)
Loans/ Deposits	90.64	94.18	94.70	88.42	88.98
Securities/ Assets	19.28	17.08	13.21	13.21	11.25
Total Equity/ Total Assets	13.89	13.72	13.27	11.37	11.66
Tangible Equity/ Tangible Assets	13.89	13.72	13.27	NA	NA
Tang Common Equity/ Tang Assets	13.89	13.72	13.27	NA	NA
Tier 1 Common Capital Ratio	20.30	18.34	17.67	NA	NA
Tier 1 Ratio	20.50	18.99	18.28	15.26	15.27
Risk-based Capital Ratio	21.50	19.84	19.24	16.31	16.43
Leverage Ratio (Bank, BHC Only)	13.60	13.73	13.27	10.68	11.12
Core Cap/ Tang Assets (OTS Only)	NA	NA	NA	NA	NA

Asset Quality (%)
NPAs/ Assets	0.11	0.10	0.43	0.43	2.22
NPAs & 90+ PD/ Assets	0.22	0.60	0.94	2.60	2.67
NPAs/ Loans & REO	0.15	0.13	0.56	0.56	2.89
Nonaccrual & 90+ & OREO/ Assets	0.21	0.52	0.87	2.55	2.61
NPAs & 90+ PD/ Loans & REO	0.30	0.79	1.21	3.41	3.48
NPA & Loans 90+/ Tangible Common Equity + LLR	1.51	4.18	6.72	NA	NA
NCOs/ Avg Loans	0.06	0.19	0.06	0.13	0.26
Loan Loss Reserves/ Gross Loans	0.93	0.80	0.88	0.97	1.23
Reserves/ NPAs	635.35	602.03	157.92	172.61	42.46
Loan Loss Provision/ NCO	213.16	72.20	341.38	276.68	261.02
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Financial Highlights

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Per Share Information ($)
Common Shares Outstanding (actual)	885,211	880,283	871,233	867,459	867,459
Avg Diluted Shares (actual)	893,693	881,858	877,442	869,933	867,459
Book Value per Share	28.87	30.37	31.17	31.83	34.14
Reported: Book Value	28.87	30.35	31.17	31.83	NA
Tangible Book Value per Share	28.87	30.37	31.17	NA	NA
Reported: Tangible Book Value	28.87	30.35	31.17	NA	NA
Common Dividends Declared per Share	1.3000	1.4000	1.4500	1.5000	0.0000
EPS after Extra	2.65	2.80	2.35	2.13	2.04
EPS after Extra Growth (%)	(2.9)	5.7	(16.1)	(9.4)	52.2
Core EPS	2.69	2.80	2.95	2.75	2.04
Core EPS Growth (%)	(1.3)	4.2	5.3	(6.7)	12.0
Diluted EPS before Amortization	2.65	2.80	2.35	2.27	NA
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Performance Analysis

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Profitability Ratios (%)
ROAA	1.35	1.32	1.01	0.82	0.95
ROAE	9.24	9.38	7.45	6.73	8.26
ROATCE	9.24	9.38	7.45	NA	NA
ROACE	9.24	9.38	7.45	6.73	8.26
ROATE	9.24	9.38	7.45	NA	NA
Profit Margin	39.64	37.91	37.85	33.86	29.16

Net Interest Margin	4.72	4.68	4.35	4.23	4.37
Reported: Net Interest Margin	4.72	4.68	4.35	4.23	4.37
Yield: Interest Earning Assets	7.28	7.73	6.93	6.24	6.01
Cost of Interest-bearing Liab	3.21	3.80	3.17	2.37	1.94
Interest Spread	4.07	3.93	3.76	3.87	4.07

Net Interest Income/ Avg Assets	4.47	4.42	4.05	3.91	3.96
Noninterest Income/ Avg Assets	0.61	0.68	0.75	0.77	0.76
Net Operating Expense/ Avg Assets	2.24	2.22	1.94	1.88	1.95
Noninterest Inc/ Operating Rev	12.59	14.14	16.38	17.15	16.60
Overhead Ratio	50.13	50.20	47.97	48.17	49.13
Efficiency Ratio	56.16	56.87	56.08	56.71	57.29
Net Nonrecurring Income/ NIBT	0.77	0.00	0.00	(3.73)	0.00

Yield/ Cost Detail (%)

Yield Earned On:
Yield: Total Loans	7.83	8.37	7.46	6.73	6.42
Yield: Securities	5.30	5.38	5.15	4.73	4.36
Yield: Oth Int-earn Assets	5.18	5.05	3.01	1.13	1.79
Yield: Interest Earning Assets	7.28	7.73	6.93	6.24	6.01

Cost Incurred By:
Int Cost: CDs	3.90	4.61	4.12	3.09	2.47
Int Cost: Other Deposits	1.91	2.28	1.05	0.59	0.58
Int Cost: Int-bearing Deposits	3.14	3.76	3.11	2.31	1.88
Int Cost: Total Deposits	2.78	3.32	2.74	2.04	1.63
Int Cost: Debt	4.19	4.44	4.05	3.87	4.08
Cost of Interest-bearing Liab	3.21	3.80	3.17	2.37	1.94
Cost of Funds	NA	3.38	2.80	2.10	NA
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Performance Analysis

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Core Income
Core Income	2,402	2,473	2,581	2,391	1,766
Core EPS ($)	2.69	2.80	2.95	2.75	2.04
Core EPS before Amortization ($)	2.69	2.80	2.95	2.84	NA
Core ROAA (%)	1.37	1.32	1.27	1.05	0.95
Core ROAE (%)	9.34	9.38	9.34	8.68	8.26

Share and Per Share Info ($)
Basic EPS before Extra	2.65	2.80	2.35	2.13	2.04
Basic EPS after Extra	2.65	2.80	2.35	2.13	2.04
EPS before Extra	2.65	2.80	2.35	2.13	2.04
EPS after Extra	2.65	2.80	2.35	2.13	2.04
Diluted EPS before Amortization	2.65	2.80	2.35	2.27	NA
Book Value per Share	28.87	30.37	31.17	31.83	34.14
Tangible Book Value per Share	28.87	30.37	31.17	NA	NA
Common Dividends Declared per Share	1.3000	1.4000	1.4500	1.5000	0.0000
Dividend Payout Ratio (%)	49.06	50.00	61.70	70.42	0.00
Avg Diluted Shares Out (actual)	893,693	881,858	877,442	869,933	867,459
Common Shares Outstanding (actual)	885,211	880,283	871,233	867,459	867,459

Allegheny Bancshares, Inc. (Pink: AGNB)
Balance Sheet

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Assets ($000)
Cash and Due from Banks	2,174	2,846	2,562	3,810	8,521
Fed Funds Sold	3,601	34	1,570	0	0
Deposits at Financial Institutions	130	259	4,637	8,250	9,471
Securities Purchased, to Resell	0	0	0	0	0
Other Cash & Cash Equivalents	0	0	0	0	0
Cash and Cash Equivalents	5,905	3,139	8,769	12,059	17,992
Trading Account Securities	0	0	0	0	0
Available for Sale Securities	34,008	31,121	25,685	31,338	27,827
Held to Maturity Securities	500	500	0	0	0
Other Securities	967	1,667	1,351	748	748
Total Cash & Securities	41,380	36,427	35,805	44,145	46,567

Gross Loans Held for Investment	135,366	147,971	158,378	184,654	193,701
Loan Loss Reserve	1,258	1,186	1,396	1,790	2,389
Loans Held for Sale, before Reserves	0	0	0	0	0
Total Net Loans	134,108	146,785	156,982	182,864	191,312

Real Estate Owned and Held for Investment	48	41	84	800	1,009
Goodwill	0	0	0	1,087	1,087
Core Deposit Intangibles	0	0	0	NA	NA
Other Intangibles	0	0	0	0	0
Intangible Assets other than Goodwill	0	0	0	NA	NA
Total Intangible Assets	0	0	0	NA	NA
Loan Servicing Rights	0	0	0	0	0
Credit Card Rights	0	0	0	0	0
Other Loan Servicing Rights	0	0	0	0	0
Total Servicing Rights	0	0	0	0	0
Memo: Consolidated VIE Assets	NA	NA	NA	NA	NA
Prepaid Expense	NA	NA	NA	0	NA
Total Other Assets	8,481	11,627	11,859	13,991	13,933
Total Assets	184,017	194,880	204,730	242,887	253,908

Liabilities ($000)
Total Deposits	149,342	157,112	167,240	208,839	217,700
FHLB Borrowings	5,592	8,517	7,670	4,695	4,518
Senior Debt	8,361	10,234	9,489	5,626	5,520
Trust Preferred (FAS 150)	0	0	0	0	0
Total Subordinated Debt	0	0	0	0	0
Redeemable Financial Instruments (FAS 150)	0	0	0	0	0
Total Debt	8,361	10,234	9,489	5,626	5,520
Memo: Consolidated VIE Liabilities	NA	NA	NA	NA	NA
Total Other Liabilities	754	803	842	814	1,071
Total Liabilities	158,457	168,149	177,570	215,278	224,291
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Balance Sheet

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Mezzanine ($000)
Redeemable Preferred	0	0	0	0	0
Trust Preferred Securities	0	0	0	0	0
Total Minority Interest	0	0	0	0	0
Other Mezzanine Items	0	0	0	0	0
Total Mezzanine Level Items	0	0	0	0	0

Equity ($000)
TARP Preferred Equity	0	0	0	0	0
Other Preferred Equity	0	0	0	0	0
Total Preferred Equity	0	0	0	0	0
Common Equity	25,560	26,731	27,160	27,608	29,617
Equity Attributable to Parent Company	25,560	26,731	27,160	27,608	29,617
Noncontrolling Interests	0	0	0	0	0
Total Equity	25,560	26,731	27,160	27,608	29,617
Net Unrealized Gain	(60)	154	321	444	686

Tot Acc Other Comprehensive Inc	(60)	154	321	444	686

Balance Sheet Analysis (%)
Gross Loans HFI/ Total Assets	73.56	75.93	77.36	76.02	76.29
Loans/ Deposits	90.64	94.18	94.70	88.42	88.98
Loan Loss Reserves/ Gross Loans	0.93	0.80	0.88	0.97	1.23
One Year Gap/ Assets	(30.29)	(28.18)	(31.94)	(32.85)	(26.75)
1-4 Loans Serviced for Others ($000)	0	0	0	0	0
Level 1 Assets ($000)	NA	NA	NA	10,149	9,756
Level 2 Assets ($000)	NA	NA	25,685	21,189	18,071
Level 3 Assets ($000)	NA	NA	2,734	5,104	4,961
Level 1 Liabilities ($000)	NA	NA	NA	0	0
Level 2 Liabilities ($000)	NA	NA	NA	0	0
Level 3 Liabilities ($000)	NA	NA	NA	0	0
FTE Employees (actual)	60	64	67	78	79

Mark-to-Market Info ($000)
Cash & Short-term Assets Equity Adj	0	0	20	0	0
AFS Securities Equity Adj	0	0	0	0	0
HTM Securities Equity Adj	(7)	1	0	0	0
Securities Equity Adj	(7)	1	0	0	0
Loans AFS Equity Adj	0	0	0	0	0
Net Loans Equity Adj	(1,320)	197	1,780	1,228	2,469
Other Assets Equity Adj	0	0	(20)	0	0
Financial Asset Equity Adj	(1,326)	198	1,780	1,228	2,469
Deposits Equity Adj	169	(254)	(735)	(479)	(772)
FHLB Borrowings Equity Adj	369	20	(287)	(151)	(231)
Total Debt Equity Adj	368	20	(287)	(151)	(231)
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Balance Sheet

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Other Liabilities Equity Adj	0	0	0	0	0
Financial Liability Equity Adj	537	(233)	(1,021)	(630)	(1,003)
Off-balance Sheet Fair Value Adjustment	NA	NA	NA	NA	NA
Market-to-Market Equity	24,771	26,696	27,919	28,206	31,083
Market-to-Market Book Value	27.98	30.33	32.05	32.52	35.83
Mark-to-Market Net Income	1,595	3,227	2,852	1,692	NA
Mark-to-Market EPS ($)	1.78	3.65	3.26	1.94	0.00

Annualized Growth Rates (%)
Asset Growth	7.41	5.90	5.05	18.64	6.05
Gross Loans HFI Growth	7.77	9.31	7.03	16.59	6.53
Deposit Growth	9.03	5.20	6.45	24.87	5.66

Average Balances ($000)
Avg Gross Loans HFI	130,942	139,365	152,367	173,394	188,437
Avg Loans HFS	0	0	0	0	0
Average Loans, Gross of Reserves	130,942	139,365	152,367	173,394	188,437
Avg Securities	33,737	34,579	29,092	28,586	28,887
Avg Other Int Earn Assets	2,183	3,048	7,377	8,063	6,849
Avg Secs & Other Int Earn Assets	35,920	37,627	36,469	36,649	35,736
Avg Interest Earning Assets	166,862	176,992	188,836	210,043	224,173
Avg Assets	175,947	187,653	203,003	227,285	247,000

Avg CDs	77,470	84,524	97,173	116,829	126,760
Avg Other Interest-bearing Deposits	47,462	49,031	47,478	53,292	57,677
Avg Interest-bearing Deposits	124,932	133,555	144,651	170,121	184,437
Avg Debt	8,452	8,510	8,873	7,344	5,623
Avg Interest-bearing Liabs	133,384	142,065	153,524	177,465	190,060
Avg Noninterest Bearing Deposits	NA	17,676	19,991	22,741	NA
Avg Total Deposits	141,540	151,231	164,642	192,862	212,186

Avg Preferred Equity	0	0	0	0	0
Avg Common Equity	25,638	26,378	27,640	27,550	28,493
Avg Equity	25,638	26,378	27,640	27,550	28,493
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Income Statement

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

(in $000)

Interest Income	11,797	13,177	12,608	12,700	9,811
Interest Expense	4,282	5,395	4,864	4,214	2,773
Net Interest Income	7,515	7,782	7,744	8,486	7,038
FTE Net Interest Income	7,870	8,285	8,217	8,892	7,339

Provision for Loan Losses	162	187	297	617	971

Trading Account Income	0	0	0	0	0
Foreign Exchange Income	0	0	0	0	0
Trust Revenue	0	0	0	0	0
Service Charges on Deposits	763	797	872	1,003	819
Gain on Sale of Loans (FAS 140)	0	0	0	0	0
Loan Fees & Charges	NA	NA	NA	NA	NA
Bank-owned Life Insurance Revenue	0	18	175	174	124
Insurance Revenue	NA	NA	NA	47	NA
Investment Banking & Brokerage	0	0	0	0	0
Other Noninterest Income	319	467	471	532	458
Total Noninterest Income	1,082	1,282	1,517	1,756	1,401

Realized Gain on Securities	(79)	0	(805)	(604)	0
Nonrecurring Revenue	26	0	0	0	0

Compensation & Benefits	2,597	2,903	2,849	3,052	2,545
Occupancy & Equipment	969	995	1,011	1,055	842
Marketing and Promotion Expense	NA	NA	NA	NA	NA
Professional Fees	NA	NA	NA	NA	NA
Tech & Communications Expense	NA	NA	NA	NA	NA
Amrt of Intang & Goodwill Impair	0	0	0	120	NA
Foreclosure & Repo	NA	NA	NA	NA	NA
Other Expense	1,461	1,543	1,600	1,932	1,620
Total Noninterest Expense	5,027	5,441	5,459	6,159	5,007

Nonrecurring Expense	0	0	0	103	0

Pre-Provision Net Revenue	3,925	4,126	4,275	4,489	3,733
Net Income before Taxes	3,355	3,436	2,700	2,761	2,461
Provision for Taxes	987	964	642	908	695
Effective Tax Rate (%)	29.42	28.06	23.78	32.89	28.24
Min Int & Oth after-tax Items	0	0	0	0	0
Extraordinary Items	0	0	0	0	0
Net Income	2,368	2,473	2,058	1,853	1,766
Net Income Attributable to Noncontrolling Int	0	0	0	0	0
Net Income Attributable to Parent	2,368	2,473	2,058	1,853	1,766
Preferred Dividends	0	0	0	0	0
Other Preferred Dividends after Net Income	0	0	0	0	0
Net Income Avail to Common	2,368	2,473	2,058	1,853	1,766
Copyright 2010, SNL Financial LC

Allegheny Bancshares, Inc. (Pink: AGNB)
Income Statement

	2006 FY	2007 FY	2008 FY	2009 FY	2010 FQ3 YTD
Period Ended	12/31/2006	12/31/2007	12/31/2008	12/31/2009	9/30/2010
Period Restated?	No	No	No	No	No
Restatement Date	NA	NA	NA	NA	NA
Accounting Principle	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP

Net Income for Diluted EPS	2,368	2,473	2,058	1,853	1,766

EPS after Extra ($)	2.65	2.80	2.35	2.13	2.04
EPS after Extra Growth (%)	(2.9)	5.7	(16.1)	(9.4)	52.2

Interest Income/ Expense Detail

Interest Income Earned On:
Interest Earned on Loans	10,250	11,665	11,361	11,662	9,075
Int Inc: Securities	1,789	1,860	1,498	1,353	944
Int Inc: Other Earn Assets	113	154	222	91	92
Int Inc: Secs & Oth Earn Assets	1,902	2,014	1,720	1,444	1,036
Int Inc: Total Earn Assets	12,152	13,679	13,081	13,106	10,111

Interest Expense Incurred On:
Int Exp: CDs	3,021	3,896	4,007	3,613	2,350
Int Exp: Other Deposits	907	1,120	498	317	250
Int Exp: Total Deposits	3,928	5,016	4,505	3,930	2,600
Int Exp: Debt	354	378	359	284	172
Int Exp: Total Int Bearing Liab	4,282	5,394	4,864	4,214	2,772
Copyright 2010, SNL Financial LC

ANNEX D
WEST VIRGINIA CODE ANNOTATED
CHAPTER 31D. WEST VIRGINIA BUSINESS CORPORATION ACT
ARTICLE 13. APPRAISAL RIGHTS
PART I. RIGHT TO APPRAISAL AND PAYMENT FOR SHARES
W. Va. Code §§ 31D-13-1301 (2003)
§ 31D-13-1301. Definitions
In this article:
(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with another person or is a senior executive. For purposes of subdivision (4), subsection (b), section one thousand three hundred two [§ 31D-13-1302] of this article, a person is deemed to be an affiliate of its senior executives.
(2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.
(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections one thousand three hundred twenty-two [§§ 31D-13-1322 through 31D-13-1326, 31D-13-1330 and 31D-13-1331], one thousand three hundred twenty-three, one thousand three hundred twenty-four, one thousand three hundred twenty-five, one thousand three hundred twenty-six, one thousand three hundred thirty and one thousand three hundred thirty-one of this article, includes the surviving entity in a merger.
(4) “Fair value” means the value of the corporation’s shares determined:
(A) Immediately before the effectuation of the corporate action to which the shareholder objects;
(B) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
(C) Without discounting for lack of marketability or minority status except, if appropriate, for amendments to the articles pursuant to subdivision (5), subsection (a), section one thousand three hundred two [§ 31D-13-1302] of this article.
(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.
(6) “Preferred shares” means a class or series of shares whose holders have preference over any other class or series with respect to distributions.
(7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.
(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer and anyone in charge of a principal business unit or function.
(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

§ 31D-13-1302. Right to appraisal
(a) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:
(1) Consummation of a merger to which the corporation is a party: (A) If shareholder approval is required for the merger by section one thousand one hundred four [§ 31D-11-1104], article eleven of this chapter and the shareholder is entitled to vote on the merger, except that appraisal rights may not be available to any shareholder of the corporation with respect to shares of any class or series that remain outstanding after consummation of the merger; or (B) if the corporation is a subsidiary and the merger is governed by section one thousand one hundred five [§ 31D-11-1105], article eleven of this chapter;
(2) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights may not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;
(3) Consummation of a disposition of assets pursuant to section one thousand two hundred two [§ 31D-12-1202], article twelve of this chapter if the shareholder is entitled to vote on the disposition;
(4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; or
(5) Any other amendment to the articles of incorporation, merger, share exchange or disposition of assets to the extent provided by the articles of incorporation, bylaws or a resolution of the board of directors.
(b) Notwithstanding subsection (a) of this section, the availability of appraisal rights under subdivisions (1), (2), (3) and (4), subsection (a) of this section are limited in accordance with the following provisions:
(1) Appraisal rights may not be available for the holders of shares of any class or series of shares which is:
(A) Listed on the New York stock exchange or the American stock exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc.; or
(B) Not so listed or designated, but has at least two thousand shareholders and the outstanding shares of a class or series has a market value of at least twenty million dollars, exclusive of the value of the shares held by its subsidiaries, senior executives, directors and beneficial shareholders owning more than ten percent of the shares.
(2) The applicability of subdivision (1), subsection (b) of this section is to be determined as of:
(A) The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or
(B) The day before the effective date of the corporate action if there is no meeting of shareholders.
(3) Subdivision (1), subsection (b) of this section is not applicable and appraisal rights are to be available pursuant to subsection (a) of this section for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for the shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subdivision (1), section (b) of this section at the time the corporate action becomes effective.

(4) Subdivision (1), subsection (b) of this section is not applicable and appraisal rights are to be available pursuant to subsection (a) of this section for the holders of any class or series of shares where any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who: (A) Is, or at any time in the one-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of twenty percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if the offer was made within one year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or (B) for purpose of voting their shares of the corporation, each member of the group formed is deemed to have acquired beneficial ownership, as of the date of the agreement, of all voting shares of the corporation beneficially owned by any member of the group.
(c) Notwithstanding any other provision of section one thousand three hundred two [§ 31D-13-1302] of this article, the articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate appraisal rights for any class or series of preferred shares, but any limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of the shares that are outstanding immediately prior to the effective date of the amendment or that the corporation is or may be required to issue or sell pursuant to any conversion, exchange or other right existing immediately before the effective date of the amendment does not apply to any corporate action that becomes effective within one year of that date if the action would otherwise afford appraisal rights.
(d) A shareholder entitled to appraisal rights under this article may not challenge a completed corporate action for which appraisal rights are available unless the corporate action:
(1) Was not effectuated in accordance with the applicable provisions of article ten [§§ 31D-10-1001 et seq.], eleven [§§ 31D-11-1101 et seq.] or twelve [§§ 31D-12-1201 et seq.] of this chapter or the corporation’s articles of incorporation, bylaws or board of directors’ resolution authorizing the corporate action; or
(2) Was procured as a result of fraud or material misrepresentation.
§ 31D-13-1303. Assertion of rights by nominees and beneficial owners
(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection are to be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.
(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if the shareholder:
(1) Submits to the corporation the record shareholder’s written consent to the assertion of the rights no later than the date referred to in paragraph (D), subdivision (2), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article; and
(2) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 31D-13-1320. Notice of appraisal rights
(a) If proposed corporate action described in subsection (a), section one thousand three hundred two [§ 31D-13-1302] of this article is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this article. If the corporation concludes that appraisal rights are or may be available, a copy of this article must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.
(b) In a merger pursuant to section one thousand one hundred five [§ 31D-11-1105], article eleven of this chapter, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. The notice must be sent within ten days after the corporate action became effective and include the materials described in section one thousand three hundred twenty-two [§ 31D-13-1322] of this article.
§ 31D-13-1321. Notice of intent to demand payment
(a) If proposed corporate action requiring appraisal rights under section one thousand three hundred two [§ 31D-13-1302] of this article is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:
(1) Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and
(2) Must not vote, or cause or permit to be voted, any shares of the class or series in favor of the proposed action.
(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment under this article.
§ 31D-13-1322. Appraisal notice and form
(a) If proposed corporate action requiring appraisal rights under subsection (a), section one thousand three hundred two [§ 31D-13-1302] of this article becomes effective, the corporation must deliver a written appraisal notice and form required by subdivision (1), subsection (b) of this section to all shareholders who satisfied the requirements of section one thousand three hundred twenty-one [§ 31D-13-1321] of this article. In the case of a merger under section one thousand one hundred five [§ 31D-11-1105], article eleven of this chapter, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.
(b) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than ten days after that date and must:
(1) Supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify: (A) Whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date; and (B) that the shareholder did not vote for the transaction;
(2) State:
(A) Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under this subdivision;

(B) A date by which the corporation must receive the form which date may not be fewer than forty nor more than sixty days after the date the appraisal notice and form required by subsection (a) of this section are sent and state that the shareholder is deemed to have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by the specified date;
(C) The corporation’s estimate of the fair value of the shares;
(D) That, if requested in writing, the corporation will provide, to the shareholder so requesting, within ten days after the date specified in paragraph (B) of this subdivision the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and
(E) The date by which the notice to withdraw under section one thousand three hundred twenty-three [§ 31D-13-1323] of this article must be received, which date must be within twenty days after the date specified in paragraph (B) of this subdivision; and
(3) Be accompanied by a copy of this article.
§ 31D-13-1323. Perfection of rights; right to withdraw
(a) A shareholder who receives notice pursuant to section one thousand three hundred twenty-two [§ 31D-13-1322] of this article and who wishes to exercise appraisal rights must certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to subdivision (1), subsection (b), section one thousand three hundred twenty-two of this article. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section one thousand three hundred twenty-five [§ 31D-13-1325] of this article. In addition, a shareholder who wishes to exercise appraisal rights must execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two of this article. Once a shareholder deposits the shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder unless the shareholder withdraws pursuant to subsection (b) of this section.
(b) A shareholder who has complied with subsection (a) of this section may decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to paragraph (E), subdivision (2), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article. A shareholder who fails to withdraw from the appraisal process by that date may not withdraw without the corporation’s written consent.
(c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit the shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article, is not entitled to payment under this article.
§ 31D-13-1324. Payment
(a) Except as provided in section one thousand three hundred twenty-five [§ 31D-13-1325] of this article, within thirty days after the form required by paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article is due, the corporation shall pay in cash to those shareholders who complied with subsection (a), section one thousand three hundred twenty-three [§ 31D-13-1323] of this article the amount the corporation estimates to be the fair value of their shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) of this article must be accompanied by:
(1) Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year and the latest available interim financial statements, if any;
(2) A statement of the corporation’s estimate of the fair value of the shares, which estimate must equal or exceed the corporation’s estimate given pursuant to paragraph (C), subdivision (2), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article; and
(3) A statement that shareholders described in subsection (a) of this section have the right to demand further payment under section one thousand three hundred twenty-six [§ 31D-13-1326] of this article and that if any shareholder does not make a demand for further payment within the time period specified, shareholder is deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this article.
§ 31D-13-1325. After-acquired shares
(a) A corporation may elect to withhold payment required by section one thousand three hundred twenty-four [§ 31D-13-1324] of this article from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to subdivision (1), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article.
(b) If the corporation elected to withhold payment under subsection (a) of this section, it must, within thirty days after the form required by paragraph (B), subdivision (2), subsection (b), section one thousand three hundred twenty-two [§ 31D-13-1322] of this article is due, notify all shareholders who are described in subsection (a) of this section:
(1) Of the information required by subdivision (1), subsection (b), section one thousand three hundred twenty-four [§ 31D-13-1324] of this article;
(2) Of the corporation’s estimate of fair value pursuant to subdivision (2), subsection (b), section one thousand three hundred twenty-four [§ 31D-13-1324] of this article;
(3) That they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section one thousand three hundred twenty-six [§ 31D-13-1326] of this article;
(4) That those shareholders who wish to accept the offer must notify the corporation of their acceptance of the corporation’s offer within thirty days after receiving the offer; and
(5) That those shareholders who do not satisfy the requirements for demanding appraisal under section one thousand three hundred twenty-six [§ 31D-13-1326] of this article are deemed to have accepted the corporation’s offer.
(c) Within ten days after receiving the shareholder’s acceptance pursuant to subsection (b) of this section, the corporation must pay in cash the amount it offered under subdivision (2), subsection (b) of this section to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.
(d) Within forty days after sending the notice described in subsection (b) of this section, the corporation must pay in cash the amount it offered to pay under subdivision (2), subsection (b) of this section to each shareholder described in subdivision (5), subsection (b) of this section.

§ 31D-13-1326. Procedure if shareholder dissatisfied with payment or offer
(a) A shareholder paid pursuant to section one thousand three hundred twenty-four [§ 31D-13-1324] of this article who is dissatisfied with the amount of the payment must notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest and less any payment due under section one thousand three hundred twenty-four of this article. A shareholder offered payment under section one thousand three hundred twenty-five [§ 31D-13-1325] of this article who is dissatisfied with that offer must reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.
(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) of this section within thirty days after receiving the corporation’s payment or offer of payment under sections one thousand three hundred twenty-four [§ 31D-13-1324] or one thousand three hundred twenty-five [§ 31D-13-1325] of this article, respectively, waives the right to demand payment under this section and is entitled only to the payment made or offered pursuant to those respective sections.
§ 31D-13-1330. Court action
(a) If a shareholder makes demand for payment under section one thousand three hundred twenty-six [§ 31D-13-1326] of this article, which remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section one thousand three hundred twenty-six of this article plus interest.
(b) The corporation shall make all shareholders, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(c) The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There is no right to a jury trial.
(d) Each shareholder made a party to the proceeding is entitled to judgment: (1) For the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for the shares; or (2) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section one thousand three hundred twenty-five [§ 31D-13-1325] of this article.
§ 31D-13-1331. Court costs and counsel fees
(a) The court in an appraisal proceeding commenced under section one thousand three hundred thirty [§ 31D-13-1330] of this article shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of section one thousand three hundred twenty [§ 31D-13-1320], one thousand three hundred twenty-two [§ 31D-13-1322], one thousand three hundred twenty-four [§ 31D-13-1324] or one thousand three hundred twenty-five [§ 31D-13-1325], of this article; or
(2) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.
(c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.
(d) To the extent the corporation fails to make a required payment pursuant to section one thousand three hundred twenty-four [§ 31D-13-1324], one thousand three hundred twenty-five [§ 31D-13-1325], or one thousand three hundred twenty-six [§ 31D-13-1326] of this article, the shareholder may sue directly for the amount owed and, to the extent successful, are to be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

ANNEX E
LETTER OF TRANSMITTAL
to Accompany Certificates for Shares of Common Stock of
Allegheny Bancshares, Inc.
Franklin, West Virginia
Delivered Pursuant to the Agreement of Merger
By and Between
Allegheny Bancshares, Inc.
and
Allegheny Merger Corporation
Return to:

Allegheny Bancshares, Inc.
300 North Main Street
P.O. Box 487
Franklin, West Virginia 26807
Attention: William A. Loving, Jr.
To: Allegheny Bancshares, Inc.
The undersigned is the registered owner of certain certificates representing shares of outstanding common stock of Allegheny Bancshares, Inc. (“Company”).
It is my understanding that the Company and Allegheny Merger Corporation (“Merger Corp.”) engaged in a merger transaction effective _______, 2010 (the “effective date”). As a result of the transaction each Common Stock share held by any shareholder who held, in the aggregate, less than 1,100, but more than 99 shares at the effective time of the transaction was converted into the right to receive Class A Common Stock on a one-share-for-one-share exchange basis, and each Common Stock share held by any shareholder who held, in the aggregate, less than 100 shares at the effective time of the transaction was converted into the right to receive Class B Common Stock on a one-share-for-one-share exchange basis.
In accordance with and subject to all the terms and conditions of the Agreement of Merger, the undersigned hereby irrevocably delivers the certificate(s) representing Common Stock shares registered in his or her name as indicated on page 3 of this Letter. The undersigned understands that as a result of the Agreement of Merger, the Company will mail to the undersigned a certificate representing one (1) share of Class A or Class B Common Stock for each one (1) share of Common Stock delivered to the Company, according to the terms herein and pursuant to the Agreement and Plan of Merger dated as of ________, 2010, by and between Allegheny Bancshares, Inc. and Allegheny Merger Corp. (“merger agreement”).
The undersigned hereby represents and warrants the following:
1.	As of the effective date of the merger, the undersigned held, in the aggregate, whether in record name or in street name:
          Please check applicable box (only one)
☐ Less than 100 shares of Company Common Stock

☐ Less than 1,100 shares of Company Common Stock but more than 99 shares of Company Common Stock

2.	The undersigned has read and understands the Agreement of Merger and represents and warrants to the Company the undersigned is entitled to exchange the Common Stock for Company Class A Common Stock based on the terms of the Agreement of Merger;
3.	The undersigned is the record owner of the certificate(s) hereby delivered;
4.	The undersigned has full right, power, legal capacity and authority to transfer and deliver such certificate(s); and
5.	The undersigned is delivering the certificates for Common Stock shares in exchange for the right to receive the new certificate evidencing ownership of either (pursuant to the terms of the merger agreement) one (1) share of the Company Class A Common Stock for each one (1) share of Common Stock or one (1) share of the Company Class B Common Stock for each one (1) share of Common Stock.
The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Company certificate(s), or to evidence the failure to tender an actual certificate, including a lost stock Affidavit or an acknowledgement that existing Company certificates have been cancelled and are of no further effect.
DELIVERY OF ALLEGHENY BANCSHARES, INC. STOCK CERTIFICATES

Name and Address of Registered Owner(s):	(If you wish to change your address of record, please print the new address on the lines provided)
(Affix label here)	Change of Address: (Please Print)

Please accept the stock certificate(s) representing my shares of Common Stock of the Company and issue and deliver, in the name and to the address of the registered owner(s) set forth on the label affixed above, unless a change of address is indicated above, a certificate representing one (1) share of Class A Common Stock (if I owned less than ___ shares of Common Stock but more than ___ shares of Common Stock on the effective date or Class B Common Stock if I owned less than ___ shares of Common Stock on the effective date for each one (1) share of Common Stock delivered.
INFORMATION REGARDING SHARE CERTIFICATES DELIVERED:

Common Stock Certificate Number(s)	Number of Shares Represented by Certificates(s)

Total Common Stock Shares Delivered

SHAREHOLDER SIGNATURE

Telephone Number (___)	Date:

Signature of Shareholder	Signature of Shareholder
(See Instruction 3)	(See Instruction 3)

Signature of Shareholder	Signature of Shareholder
(See Instruction 3)	(See Instruction 3)

Signature(s) Guaranteed by:

(See Instruction 4)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates, or by person(s) authorized to receive certificates. (See Instruction 3).
PLEASE READ CAREFULLY ALL INSTRUCTIONS CONTAINED HEREIN.
INSTRUCTIONS
1. Delivery of Certificates
This Letter of Transmittal, or a facsimile copy thereof, completed and signed, together with the Common Stock certificate(s) described herein, should be delivered or mailed to the Company, at the address specified at the top of the first page of this Letter of Transmittal. If delivery is to be by mail, insured, registered mail or return receipt requested is recommended. Upon receipt of your Letter of Transmittal and Company stock certificates, Company employees will review such documents to ensure that no other signatures or documentation is required. If your documents are properly completed, the Company will mail directly to you at the address indicated on the label affixed to the top of the second page of this Letter of Transmittal (unless you have indicated a change of address herein) a certificate representing one (1) share of the Company Class A Common Stock or one (1) share of Class B Common Stock (as the case may be consistent with the terms of the merger agreement) for each one (1) share of Common Stock delivered. You must return the Company stock certificates representing ALL of the shares of Common Stock registered in your name with the Letter of Transmittal before it will be processed. For information on what to do if you have lost your certificate(s), please refer to Instruction 7 below.
2. Consequences of Failure to Return Letter of Transmittal or Failure to Surrender Stock Certificates
Stock will only be delivered to those persons who furnish this Letter of Transmittal, or a facsimile copy thereof, completed and signed, to the Company, together with the stock certificate(s) representing shares of Common Stock. Until such delivery is made, each outstanding certificate formerly representing shares of Common Stock will be deemed to evidence the right to receive the new certificate for Class A or Class B Common Stock (as the case may be consistent with the terms of the merger agreement).
3. Signatures
This Letter of Transmittal must be signed in the “Shareholder Signature” box on page 3. See also Instruction 4 below.
If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) transmitted herewith, the signature MUST CORRESPOND with the name(s) as written on the face of the certificate(s) transmitted without alteration, enlargement or any change whatsoever.

If any shares of Common Stock are registered in the name of joint owners, all joint owners must sign this Letter of Transmittal.
If the registered holder of the certificate(s) transmitted herewith has sold, donated or otherwise transferred ownership of his/her shares of Common Stock, this Letter of Transmittal shall be signed by the last transferee.
If the registered holder is deceased, this Letter of Transmittal should be signed by the administrator or executor of his or her estate. If the registered holder is incapacitated or otherwise unable to sign, this Letter of Transmittal should be signed by his or her trustee, attorney or legal representative.
If any one other than a registered holder signs this Letter of Transmittal, the signature must be guaranteed in the manner specified in Instruction 4.
If, as a result of a sale, gift or other transfer of ownership of shares of Common Stock, the new certificate is to be issued in a name or delivered to an address other than those set forth on the label affixed to the top of the third page of this Letter of Transmittal, the certificate(s) being transmitted must be endorsed or accompanied by appropriate signed stock powers, the signatures of which must be guaranteed in the manner specified in Instruction 4.
If the new certificate is to be issued in the name of an heir of a decedent’s estate, this Letter of Transmittal must be accompanied by an instrument documenting the transfer of title of the shares of Common Stock from the decedent’s estate.
Any Letter of Transmittal, endorsement of a Common Stock certificate, or stock power executed by an agent, attorney, administrator, executor, guardian, trustee or other fiduciary or legal representative to act (including court orders) as the Company deems necessary or advisable.
4. Guarantee of Signatures
If anyone other than a registered holder signs this Letter of Transmittal, the signature(s) must be guaranteed by a commercial company or trust company or by a member of a national securities exchange or the National Association of Securities Dealers, Inc. If you hand deliver the Letter of Transmittal together with your stock certificate(s) to the main office of the Company, an officer will guarantee your signature(s). All persons whose signatures are required must be present and you should not sign prior to your delivery of the documents.
5. Notice of Change of Address
If a shareholder changes his or her address following the submission of this Letter of Transmittal, the Company must be notified in writing of such change of address.
6. Single Certificate
Unless specific instructions to the contrary are transmitted along with this Letter of Transmittal, a single certificate evidencing ownership in the Company will be issued to each shareholder for all certificates surrendered.
7. Missing or Retained Certificates
If you are unable to locate your certificate(s) representing shares of Common Stock, you will be required to furnish an affidavit to that effect, an agreement to indemnify the Company against liability for failure to require the certificate, and, if the Company requests, an indemnity bond.
8. Questions
All questions concerning this Letter of Transmittal should be made directly to L. Kirk Billingsley at Allegheny Bancshares, Inc., at the address at the top of the first page of this Letter of Transmittal; the telephone number is (304) 358-2311.

Preliminary
REVOCABLE PROXY
ALLEGHENY BANCSHARES, INC.
SPECIAL MEETING OF SHAREHOLDERS
PLEASE RETURN YOUR PROPERLY COMPLETED PROXY TO THE COMPANY IN THE
ENCLOSED ENVELOPE PRIOR TO THE SPECIAL MEETING
The undersigned appoints                      and                     , or either of them, with full powers of substitution, to act as proxy for the undersigned and to vote all shares of Common Stock of Allegheny Bancshares, Inc. (“Company”), which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”), to be held at 300 North Main Street, Franklin, West Virginia 26807, on __________, 2011, at 12:00 p.m. local time, and at any and all adjournments, as follows:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2011. The Allegheny Bancshares, Inc. Notice of Special Meeting, Proxy Statement, Annual Report to Shareholders and Form 10-Q for the Quarter Ended September 30, 2010, are available at www.yourbank.com.
1.	The approval of the Amendment to the Company’s Articles of Incorporation (the “Amendment”) pursuant to which the Company’s Articles of Incorporation will be amended to authorize 2,000,000 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock and to provide for a right of first refusal in connection with the Company’s existing Common Stock. The Company’s currently authorized 2,000,000 shares of Common Stock will remain unchanged as a result of the Amendment. In accordance with the Amendment, the Class A Common Stock and Class B Common Stock will bear rights and privileges that are separate and distinct from the existing Common Stock and each other.

VOTE YOUR COMMON SHARES:	___ For the Amendment
___ Against the Amendment
___ Abstain
2.	The approval of the Agreement of Merger (the “Merger Agreement”) between the Company and Allegheny Merger Corp., a West Virginia corporation (“Merger Corp.”) pursuant to which the Company will be merged with Merger Corp. (the “Merger”) with the Company surviving the Merger. In accordance with the Merger Agreement, at the effective time of the transaction, all Common Stock shares held by any shareholder who holds, in the aggregate on the effective date of the Merger, 1,100 or more Common Stock shares will remain Common Stock shareholders. All Common Stock shares held by any shareholder who holds, in the aggregate, less than 1,100, but more than 99 Common Stock shares will be converted into the right to receive Class A Common Stock on a one-share-for-one-share exchange basis. All Common Stock shares held by any shareholder who holds, in the aggregate, 99 or less Common Stock shares will be converted into the right to receive Class B Common Stock on a one-share-for-one-share exchange basis. Company shareholders are entitled to assert dissenters’ rights under applicable provisions of West Virginia Business Corporation Act, Section 31D-13-1301 et seq. (a copy of which is attached to the proxy statement as Annex D) in connection with the Merger.

VOTE YOUR COMMON SHARES:	___ For the Merger Agreement
___ Against the Merger Agreement
___ Abstain
This Proxy will be voted as directed. If no instructions are specified, this proxy, if properly executed, will be voted FOR the propositions stated.

3.	In accordance with their discretion, upon all other matters that may properly come before the Special Meeting and any adjournments or postponements thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.
This proxy is solicited by the Board of Directors. The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Special Meeting and a Proxy Statement dated                                         .
Dated:                     , ___

Print Name of Shareholder	Print Name of Shareholder

Signature of Shareholder	Signature of Shareholder
Please mark, sign, date and mail the proxy card promptly using the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
Please complete, date, sign, and mail this proxy in the enclosed postage-prepaid envelope.